UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03416

THE CALVERT FUND

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Calvert
Long-Term Income Fund
Annual Report
September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.
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Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2020
Calvert
Long-Term Income Fund

Calvert
Long-Term Income Fund
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
As the 12-month period opened on October 1, 2019, interest rates were trending modestly upward amid better-than-expected U.S. employment reports and cautious optimism about a détente in U.S.-China trade relations. Interest rates continued to move upward through the end of 2019.
In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns and led to a “flight to quality” that sparked a brief fixed-income market rally. As the virus turned into a global pandemic in February and March, it ended the longest-ever period of U.S. economic expansion and brought about a global economic slowdown. Credit markets along with equity markets declined in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates close to zero percent for the foreseeable future and use all tools at its disposal to support the U.S. economy. These moves helped calm the markets and initiated a new fixed-income rally that began in April and lasted through most of the summer.
Midway through August, however, the fixed-income rally stalled as investors grew concerned about a resurgence of the coronavirus and the consequences for the nascent economic recovery. For the rest of the period, fixed-income prices were flat to down, driven in part by Congress’ failure to pass another stimulus bill — following the expiration of support from the federal CARES Act passed in March 2020, which boosted unemployment benefits and helped businesses keep workers employed. As the period ended, the U.S. Senate and House were deadlocked on an additional stimulus bill, and coronavirus cases were rising.
For the period as a whole, most fixed-income asset classes delivered positive returns, with strong gains from April through mid-August 2020, which compensated for losses in March. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 6.98% for the period. As corporate bonds benefited from Fed policy — which included purchases of corporate investment-grade debt and high yield exchange-traded funds — the Bloomberg Barclays U.S. Corporate Bond Index returned 7.90% for the period.
High yield bonds, which had fared poorly early in the period, outperformed investment-grade bonds in the second half of the period as investors searched for yield in a low-rate environment. For the period as a whole, the Bloomberg Barclays U.S. Corporate High Yield Index returned 3.25%.
Fund Performance
For the 12-month period ended September 30, 2020, Calvert Long-Term Income Fund (the Fund) returned 11.21% for Class A shares at net asset value, outperforming its benchmark, the Bloomberg Barclays Long U.S. Credit Index (the Index), which returned 9.28%.
Security selection within the Fund, especially among investment-grade corporate bonds, contributed to performance relative to the Index during the period. The Fund's shorter-than-Index duration detracted from relative returns as interest rates declined during the period. This Index-relative underperformance from duration was partially offset through the use of derivatives (U.S. Treasury futures).
The Fund’s sector allocation also enhanced Index-relative performance. Overweight exposures to U.S. Treasurys and cash were particularly beneficial. An underweight exposure to government-related securities and out-of-Index allocations to U.S. Treasury Inflation-Protected Securities and high yield securities further contributed to performance relative to the Index during the period.
While the Fund’s sector allocation was beneficial overall, its out-of-Index allocation to asset-backed securities detracted from relative performance during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Long-Term Income Fund
September 30, 2020
Performance

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/31/2004	12/31/2004	11.21%	7.81%	6.47%
Class A with 3.75% Maximum Sales Charge	—	—	7.03	6.98	6.06
Class I at NAV	01/30/2015	12/31/2004	11.53	8.22	6.71

Bloomberg Barclays Long U.S. Credit Index	—	—	9.28%	8.81%	7.31%

% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	1.14%	0.88%
Net	0.92	0.67
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	09/30/2010	$478,970	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Long-Term Income Fund
September 30, 2020
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond holdings)*

* Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
4

Calvert
Long-Term Income Fund
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg Barclays Long U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity greater than ten years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Important Notice to Shareholders
Effective on or about February 1, 2021, the name of Calvert Long-Term Income Fund will change to Calvert Core Bond Fund and the Fund will change its primary benchmark to the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s investment strategy will be revised and its investment objective will be to seek total return with an emphasis on income.

5

Calvert
Long-Term Income Fund
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,125.00	$4.89 **	0.92%
Class I	$1,000.00	$1,126.90	$3.56 **	0.67%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.65 **	0.92%
Class I	$1,000.00	$1,021.65	$3.39 **	0.67%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
Long-Term Income Fund
September 30, 2020
Schedule of Investments

Asset-Backed Securities — 4.0%

Security	Principal Amount (000's omitted)	Value
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	$377	$ 358,914
DB Master Finance, LLC, Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	415	439,577
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	436	358,419
Planet Fitness Master Issuer, LLC, Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	620	584,287
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49(1)	500	528,044
Sonic Capital, LLC, Series 2020-1A, Class A2II, 4.336%, 1/20/50(1)	478	519,212
TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47(1)	274	279,998
Wendy's Funding, LLC, Series 2015-1A, Class A23, 4.497%, 6/15/45(1)	1,140	1,170,683
Total Asset-Backed Securities (identified cost $4,239,727)		$ 4,239,134

Corporate Bonds — 81.7%

Security	Principal Amount (000's omitted)	Value
Basic Materials — 1.4%
Ecolab, Inc., 2.125%, 8/15/50	$507	$ 466,128
Reliance Steel & Aluminum Co., 2.15%, 8/15/30	178	174,393
Sherwin-Williams Co. (The), 4.50%, 6/1/47	500	622,532
Yara International ASA, 3.148%, 6/4/30(1)	198	212,082
		$ 1,475,135
Communications — 10.2%
AT&T, Inc.:
3.10%, 2/1/43	$530	$ 519,939
3.30%, 2/1/52	306	286,634
3.55%, 9/15/55(1)	1,782	1,713,029
3.65%, 6/1/51	460	466,825
3.65%, 9/15/59(1)	70	67,943
4.50%, 3/9/48	364	416,919
4.90%, 6/15/42	435	520,161
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	1,395	1,602,304
Comcast Corp.:
2.45%, 8/15/52	621	583,695
4.25%, 1/15/33	305	380,159
Crown Castle Towers, LLC, 3.663%, 5/15/45(1)	487	522,590
Discovery Communications, LLC, 5.20%, 9/20/47	808	970,171
Security	Principal Amount (000's omitted)	Value
Communications (continued)
NBCUniversal Media, LLC, 4.45%, 1/15/43	$1,415	$ 1,787,713
T-Mobile USA, Inc.:
2.55%, 2/15/31(1)	126	130,704
4.50%, 4/15/50(1)	410	493,572
Verizon Communications, Inc.:
1.50%, 9/18/30	381	380,282
3.875%, 2/8/29	120	142,108
		$ 10,984,748
Consumer, Cyclical — 4.9%
Aptiv PLC, 5.40%, 3/15/49	$665	$ 753,953
Azul Investments, LLP, 5.875%, 10/26/24(1)	265	199,283
Best Buy Co., Inc., 1.95%, 10/1/30(2)	199	198,108
Cummins, Inc., 2.60%, 9/1/50	1,000	981,416
Home Depot, Inc. (The):
2.70%, 4/15/30	142	158,374
3.50%, 9/15/56	460	541,066
4.40%, 3/15/45	365	472,390
Magna International, Inc., 2.45%, 6/15/30	300	316,310
Nordstrom, Inc.:
4.375%, 4/1/30	432	350,032
5.00%, 1/15/44	605	429,146
Starbucks Corp., 3.75%, 12/1/47	332	362,209
Tapestry, Inc., 4.125%, 7/15/27	512	504,438
		$ 5,266,725
Consumer, Non-cyclical — 8.6%
AbbVie, Inc., 4.30%, 5/14/36	$420	$ 495,900
Ashtead Capital, Inc., 4.25%, 11/1/29(1)	304	320,841
Block Financial, LLC, 3.875%, 8/15/30	530	533,460
Centene Corp.:
3.375%, 2/15/30	172	178,719
4.625%, 12/15/29	279	301,307
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	220	220,778
Conservation Fund (The), Green Bonds, 3.474%, 12/15/29	190	205,521
CVS Health Corp.:
4.30%, 3/25/28	618	723,863
5.05%, 3/25/48	1,724	2,199,512
CVS Pass-Through Trust, 6.036%, 12/10/28	196	222,512
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	450	489,702
Ford Foundation (The), 2.415%, 6/1/50	270	278,090
Kaiser Foundation Hospitals, 3.15%, 5/1/27	319	357,664
Kraft Heinz Foods Co., 4.375%, 6/1/46	727	748,569
Kroger Co. (The), 3.875%, 10/15/46	415	470,990
Merck & Co., Inc., 2.45%, 6/24/50	416	415,964

7
See Notes to Financial Statements.

Calvert
Long-Term Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Consumer, Non-cyclical (continued)
Pfizer, Inc., 2.625%, 4/1/30	$160	$ 178,049
Royalty Pharma PLC:
3.30%, 9/2/40(1)	442	434,614
3.55%, 9/2/50(1)	138	133,774
Smithfield Foods, Inc., 3.00%, 10/15/30(1)	41	41,490
Zoetis, Inc., 4.70%, 2/1/43	210	276,406
		$ 9,227,725
Energy — 1.5%
National Oilwell Varco, Inc., 3.60%, 12/1/29	$98	$ 95,230
NuStar Logistics, L.P., 6.375%, 10/1/30	650	676,000
TerraForm Power Operating, LLC, 4.75%, 1/15/30(1)	757	805,985
		$ 1,577,215
Financial — 31.1%
Affiliated Managers Group, Inc., 3.30%, 6/15/30	$393	$ 420,638
Aflac, Inc., 3.60%, 4/1/30	1,281	1,502,765
Aon Corp., 2.80%, 5/15/30	209	226,204
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(3)	316	327,669
Banco Santander S.A., 3.80%, 2/23/28	340	373,880
Bank of America Corp.:
2.676% to 6/19/40, 6/19/41(3)	1,236	1,267,394
3.824% to 1/20/27, 1/20/28(3)	2,025	2,296,972
Bank of Montreal, 3.803% to 12/15/27, 12/15/32(3)	1,322	1,473,791
BankUnited, Inc., 5.125%, 6/11/30	787	866,143
BBVA Bancomer S.A./Texas, 5.125% to 1/18/28, 1/18/33(1)(3)	670	645,980
Brookfield Finance, Inc., 4.70%, 9/20/47	700	817,733
Brown & Brown, Inc., 4.50%, 3/15/29	302	344,970
Capital One Financial Corp.:
3.75%, 7/28/26	865	941,568
4.20%, 10/29/25	200	221,935
Charles Schwab Corp. (The), Series G, 5.375% to 6/1/25(3)(4)	166	180,284
Citigroup, Inc.:
2.976% to 11/5/29, 11/5/30(3)	141	152,680
3.668% to 7/24/27, 7/24/28(3)	211	237,130
3.887% to 1/10/27, 1/10/28(3)	1,945	2,202,402
4.125%, 7/25/28	270	310,792
4.65%, 7/23/48	210	276,447
5.316% to 3/26/40, 3/26/41(3)	400	547,618
Citizens Financial Group, Inc., 2.638%, 9/30/32(1)	590	589,842
Commonwealth Bank of Australia, 3.61% to 9/12/29, 9/12/34(1)(3)	288	313,897
Security	Principal Amount (000's omitted)	Value
Financial (continued)
Digital Realty Trust, L.P.:
3.70%, 8/15/27	$490	$ 551,560
4.75%, 10/1/25	415	485,888
Discover Financial Services, 6.125% to 6/23/25(3)(4)	403	427,301
Goldman Sachs Group, Inc. (The), 3.691% to 6/5/27, 6/5/28(3)	1,002	1,124,724
Iron Mountain, Inc., 4.50%, 2/15/31(1)	810	815,986
JPMorgan Chase & Co.:
2.522% to 4/22/30, 4/22/31(3)	450	480,202
2.739% to 10/15/29, 10/15/30(3)	219	236,146
2.956% to 5/13/30, 5/13/31(3)	225	241,111
4.493% to 3/24/30, 3/24/31(3)	300	366,432
Kemper Corp., 2.40%, 9/30/30	338	333,616
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	900	936,676
Macquarie Bank, Ltd., 3.624%, 6/3/30(1)	334	355,772
MetLife, Inc.:
4.05%, 3/1/45	325	395,840
5.70%, 6/15/35	175	257,249
Morgan Stanley:
3.591% to 7/22/27, 7/22/28(3)	1,980	2,229,847
3.622% to 4/1/30, 4/1/31(3)	449	513,922
4.375%, 1/22/47	265	343,144
Nationwide Building Society:
3.96% to 7/18/29, 7/18/30(1)(3)	404	456,402
4.125% to 10/18/27, 10/18/32(1)(3)	600	639,293
Principal Financial Group, Inc.:
3.70%, 5/15/29	380	443,016
4.625%, 9/15/42	450	572,774
Prologis, L.P., 1.25%, 10/15/30	174	170,082
Radian Group, Inc., 4.875%, 3/15/27	735	733,162
Regions Financial Corp., 5.75% to 6/15/25(3)(4)	259	277,130
Simon Property Group, L.P., 4.25%, 11/30/46	255	273,664
Standard Chartered PLC, 6.00% to 7/26/25(1)(3)(4)	362	369,240
Stifel Financial Corp., 4.00%, 5/15/30	519	574,811
Synchrony Financial, 5.15%, 3/19/29	325	375,998
Truist Financial Corp., 5.10% to 3/1/30(3)(4)	525	568,811
UniCredit SpA, 5.861% to 6/19/27, 6/19/32(1)(3)	450	479,740
Visa, Inc., 2.00%, 8/15/50	517	479,855
Welltower, Inc., 2.75%, 1/15/31	200	205,733
		$ 33,253,861
Industrial — 7.5%
AP Moller - Maersk A/S, 4.50%, 6/20/29(1)	$485	$ 546,968
Cemex SAB de CV, 7.375%, 6/5/27(1)	200	216,379

8
See Notes to Financial Statements.

Calvert
Long-Term Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Industrial (continued)
FedEx Corp.:
4.25%, 5/15/30	$425	$ 509,820
4.55%, 4/1/46	425	512,284
Flowserve Corp., 3.50%, 10/1/30	266	263,910
Jabil, Inc.:
3.00%, 1/15/31	905	925,712
3.60%, 1/15/30	254	270,549
3.95%, 1/12/28	180	197,006
Johnson Controls International PLC, 4.625%, 7/2/44	550	688,890
nVent Finance S.a.r.l., 4.55%, 4/15/28	825	891,252
Owens Corning:
3.95%, 8/15/29	525	595,344
4.40%, 1/30/48	559	624,310
Trimble, Inc., 4.90%, 6/15/28	380	448,757
Valmont Industries, Inc., 5.00%, 10/1/44	685	758,326
Xylem, Inc., 4.375%, 11/1/46	475	561,146
		$ 8,010,653
Technology — 6.2%
Apple, Inc.:
2.40%, 8/20/50	$1,100	$ 1,108,198
3.45%, 2/9/45	350	416,851
Broadridge Financial Solutions, Inc., 3.40%, 6/27/26	450	502,279
DXC Technology Co., 4.75%, 4/15/27	1,163	1,296,506
HP, Inc., 3.40%, 6/17/30	582	625,221
Oracle Corp.:
4.00%, 7/15/46	280	332,053
4.125%, 5/15/45	500	602,188
Seagate HDD Cayman:
4.091%, 6/1/29(1)	81	87,765
5.75%, 12/1/34(5)	1,204	1,369,698
Western Digital Corp., 4.75%, 2/15/26	248	268,150
		$ 6,608,909
Utilities — 10.3%
American Water Capital Corp.:
3.75%, 9/1/47	$890	$ 1,052,394
4.00%, 12/1/46	500	606,621
Avangrid, Inc., 3.80%, 6/1/29	822	950,294
CMS Energy Corp., 3.00%, 5/15/26	500	550,314
Consolidated Edison Co. of New York, Inc.:
3.35%, 4/1/30	257	296,701
4.00%, 11/15/57	420	502,522
4.30%, 12/1/56	260	325,953
Duquesne Light Holdings, Inc., 2.532%, 10/1/30(1)	266	267,216
Security	Principal Amount (000's omitted)	Value
Utilities (continued)
Enel Finance International NV, 3.625%, 5/25/27(1)	$573	$ 637,794
Engie Energia Chile S.A., 3.40%, 1/28/30(1)	500	540,625
MidAmerican Energy Co., 4.25%, 7/15/49	800	1,039,695
NextEra Energy Operating Partners, L.P., 4.50%, 9/15/27(1)	620	668,050
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	187	192,687
Northern States Power Co., 2.60%, 6/1/51	600	610,711
Public Service Co. of Colorado, 3.20%, 3/1/50	1,350	1,535,021
Sempra Energy, 4.875% to 10/15/25(3)(4)	960	988,800
Terraform Global Operating, LLC, 6.125%, 3/1/26(1)	225	229,739
		$ 10,995,137
Total Corporate Bonds (identified cost $80,269,568)		$ 87,400,108

Preferred Stocks — 1.2%

Security	Shares	Value
Oil, Gas & Consumable Fuels — 0.4%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(3)	24,700	$ 396,682
		$ 396,682
Real Estate Management & Development — 0.8%
Brookfield Property Partners, L.P.:
Series A, 5.75%	13,000	$ 232,310
Series A2, 6.375%	31,000	614,730
		$ 847,040
Total Preferred Stocks (identified cost $1,685,654)		$ 1,243,722

Taxable Municipal Obligations — 4.1%

Security	Principal Amount (000's omitted)	Value
General Obligations — 1.4%
Massachusetts, Green Bonds, 3.277%, 6/1/46	$1,300	$ 1,468,519
		$ 1,468,519
Special Tax Revenue — 0.2%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.984%, 6/1/33	$155	$ 164,886
3.034%, 6/1/34	110	116,466
		$ 281,352

9
See Notes to Financial Statements.

Calvert
Long-Term Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Water and Sewer — 2.5%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	$555	$ 833,227
San Diego County Water Authority, CA, Green Bonds, 1.951%, 5/1/34	185	187,168
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39	1,530	1,653,792
		$ 2,674,187
Total Taxable Municipal Obligations (identified cost $3,928,996)		$ 4,424,058

U.S. Government Agencies and Instrumentalities — 0.4%

Security	Principal Amount (000's omitted)	Value
U.S. Department of Housing and Urban Development:
3.435%, 8/1/34	$145	$ 170,175
3.485%, 8/1/35	85	99,837
3.585%, 8/1/37	150	172,580
Total U.S. Government Agencies and Instrumentalities (identified cost $417,396)		$ 442,592

U.S. Treasury Obligations — 7.4%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
2.00%, 2/15/50(5)	$2,203	$ 2,492,316
2.25%, 8/15/49	679	807,665
U.S. Treasury Inflation-Protected Bonds, 0.25%, 2/15/50(6)	2,682	3,163,768
U.S. Treasury Notes, 0.625%, 5/15/30	1,513	1,507,799
Total U.S. Treasury Obligations (identified cost $7,734,710)		$ 7,971,548

Short-Term Investments — 3.4%
Other — 0.3%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(7)	257,942	$ 257,967
Total Other (identified cost $257,985)		$ 257,967
Securities Lending Collateral — 3.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(8)	3,304,383	$ 3,304,383
Total Securities Lending Collateral (identified cost $3,304,383)		$ 3,304,383
Total Short-Term Investments (identified cost $3,562,368)		$ 3,562,350
Total Investments — 102.2% (identified cost $101,838,419)		$ 109,283,512
Other Assets, Less Liabilities — (2.2)%		$ (2,309,187)
Net Assets — 100.0%		$ 106,974,325

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2020, the aggregate value of these securities is $18,632,761 or 17.4% of the Fund's net assets.
(2)	When-issued security.
(3)	Security converts to variable rate after the indicated fixed-rate coupon period.
(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(5)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $3,178,609.
(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.
(7)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(8)	Represents investment of cash collateral received in connection with securities lending.

10
See Notes to Financial Statements.

Calvert
Long-Term Income Fund
September 30, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. Long Treasury Bond	31	Long	12/21/20	$ 5,464,719	$ (18,464)
U.S. Ultra-Long Treasury Bond	49	Long	12/21/20	10,868,812	(67,251)
U.S. Ultra 10-Year Treasury Note	(70)	Short	12/21/20	(11,194,531)	(21,096)
					$(106,811)
11
See Notes to Financial Statements.

Calvert
Long-Term Income Fund
September 30, 2020
Statement of Assets and Liabilities

September 30, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $101,580,434) - including $3,178,609 of securities on loan	$ 109,025,545
Investments in securities of affiliated issuers, at value (identified cost $257,985)	257,967
Cash	106,916
Deposits at broker for futures contracts	516,700
Receivable for investments sold	316,526
Receivable for capital shares sold	121,494
Interest receivable	808,629
Dividends receivable - affiliated	155
Securities lending income receivable	398
Receivable from affiliate	1,016
Trustees' deferred compensation plan	50,953
Total assets	$111,206,299
Liabilities
Payable for variation margin on open futures contracts	$ 94,277
Payable for investments purchased	266,821
Payable for when-issued securities	198,228
Payable for capital shares redeemed	180,496
Distributions payable	6,054
Deposits for securities loaned	3,304,383
Payable to affiliates:
Investment advisory fee	35,520
Administrative fee	10,656
Distribution and service fees	10,959
Sub-transfer agency fee	2,904
Trustees' deferred compensation plan	50,953
Accrued expenses	70,723
Total liabilities	$ 4,231,974
Net Assets	$106,974,325
Sources of Net Assets
Paid-in capital	$ 96,578,697
Distributable earnings	10,395,628
Total	$106,974,325
Class A Shares
Net Assets	$ 52,965,114
Shares Outstanding	2,652,013
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 19.97
Maximum Offering Price Per Share (100 ÷ 96.25 of net asset value per share)	$ 20.75
Class I Shares
Net Assets	$ 54,009,211
Shares Outstanding	2,700,987
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 20.00

On sales of $50,000 or more, the offering price of Class A shares is reduced.
12
See Notes to Financial Statements.

Calvert
Long-Term Income Fund
September 30, 2020
Statement of Operations

Year Ended
September 30, 2020
Investment Income
Dividend income	$ 83,893
Dividend income - affiliated issuers	1,304
Interest income (net of foreign taxes withheld of $473)	3,266,418
Securities lending income, net	5,538
Total investment income	$3,357,153
Expenses
Investment advisory fee	$ 371,890
Administrative fee	111,567
Distribution and service fees:
Class A	122,013
Trustees' fees and expenses	3,909
Custodian fees	4,889
Transfer agency fees and expenses	107,772
Accounting fees	21,941
Professional fees	41,038
Registration fees	42,050
Reports to shareholders	16,272
Miscellaneous	20,591
Total expenses	$ 863,932
Waiver and/or reimbursement of expenses by affiliate	$ (117,528)
Reimbursement of expenses - other	(1,153)
Net expenses	$ 745,251
Net investment income	$2,611,902
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 2,765,280
Investment securities - affiliated issuers	823
Futures contracts	1,484,170
Net realized gain	$4,250,273
Change in unrealized appreciation (depreciation):
Investment securities	$ 2,487,763
Investment securities - affiliated issuers	(18)
Futures contracts	(13,257)
Net change in unrealized appreciation (depreciation)	$2,474,488
Net realized and unrealized gain	$6,724,761
Net increase in net assets from operations	$9,336,663
13
See Notes to Financial Statements.

Calvert
Long-Term Income Fund
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 2,611,902	$ 2,219,868
Net realized gain	4,250,273	937,944
Net change in unrealized appreciation (depreciation)	2,474,488	8,223,842
Net increase in net assets from operations	$ 9,336,663	$11,381,654
Distributions to shareholders:
Class A	$ (1,324,353)	$ (1,527,698)
Class I	(1,302,557)	(730,644)
Total distributions to shareholders	$ (2,626,910)	$ (2,258,342)
Capital share transactions:
Class A	$ (2,325,222)	$ (1,374,505)
Class I	17,578,964	11,040,111
Net increase in net assets from capital share transactions	$ 15,253,742	$ 9,665,606
Net increase in net assets	$ 21,963,495	$18,788,918
Net Assets
At beginning of year	$ 85,010,830	$ 66,221,912
At end of year	$106,974,325	$85,010,830
14
See Notes to Financial Statements.

Calvert
Long-Term Income Fund
September 30, 2020
Financial Highlights

	Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 18.45	$ 16.07	$ 17.10	$ 18.22	$ 16.59
Income (Loss) From Operations
Net investment income(1)	$ 0.51	$ 0.56	$ 0.55	$ 0.53	$ 0.49
Net realized and unrealized gain (loss)	1.53	2.39	(1.03)	(0.49)	1.63
Total income (loss) from operations	$ 2.04	$ 2.95	$ (0.48)	$ 0.04	$ 2.12
Less Distributions
From net investment income	$ (0.52)	$ (0.57)	$ (0.55)	$ (0.53)	$ (0.49)
From net realized gain	—	—	—	(0.63)	—
Total distributions	$ (0.52)	$ (0.57)	$ (0.55)	$ (1.16)	$ (0.49)
Net asset value — End of year	$ 19.97	$ 18.45	$ 16.07	$ 17.10	$ 18.22
Total Return(2)	11.21%	18.81%	(2.83)%	0.63%	13.00%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,965	$51,709	$47,010	$80,060	$89,470
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.05%	1.14%	1.13%	1.12%	1.15%
Net expenses	0.92%	0.92%	0.92%	1.02%	1.12%
Net investment income	2.70%	3.33%	3.31%	3.14%	2.83%
Portfolio Turnover	52%	43%	51%	86%	244%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
15
See Notes to Financial Statements.

Calvert
Long-Term Income Fund
September 30, 2020
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 18.47	$ 16.08	$ 17.11	$ 18.22	$ 16.59
Income (Loss) From Operations
Net investment income(1)	$ 0.56	$ 0.60	$ 0.62	$ 0.61	$ 0.59
Net realized and unrealized gain (loss)	1.54	2.41	(1.05)	(0.48)	1.63
Total income (loss) from operations	$ 2.10	$ 3.01	$ (0.43)	$ 0.13	$ 2.22
Less Distributions
From net investment income	$ (0.57)	$ (0.62)	$ (0.60)	$ (0.61)	$ (0.59)
From net realized gain	—	—	—	(0.63)	—
Total distributions	$ (0.57)	$ (0.62)	$ (0.60)	$ (1.24)	$ (0.59)
Net asset value — End of year	$ 20.00	$ 18.47	$ 16.08	$ 17.11	$18.22
Total Return(2)	11.53%	19.14%	(2.57)%	1.17%	13.65%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$54,009	$33,302	$19,212	$13,124	$ 298
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.80%	0.87%	0.89%	0.93%	19.58%
Net expenses	0.67%	0.63%	0.55%	0.55%	0.55%
Net investment income	2.93%	3.53%	3.72%	3.60%	3.36%
Portfolio Turnover	52%	43%	51%	86%	244%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
16
See Notes to Financial Statements.

Calvert
Long-Term Income Fund
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Long-Term Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investments in longer-dated securities. The Fund invests primarily in investment grade, U.S. dollar denominated securities.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course.
17

Calvert
Long-Term Income Fund
September 30, 2020
Notes to Financial Statements — continued

Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 4,239,134	$ —	$ 4,239,134
Corporate Bonds	—	87,400,108	—	87,400,108
Preferred Stocks	1,243,722	—	—	1,243,722
Taxable Municipal Obligations	—	4,424,058	—	4,424,058
U.S. Government Agencies and Instrumentalities	—	442,592	—	442,592
U.S. Treasury Obligations	—	7,971,548	—	7,971,548
Short-Term Investments:
Other	—	257,967	—	257,967
Securities Lending Collateral	3,304,383	—	—	3,304,383
Total Investments	$4,548,105	$104,735,407	$ —	$109,283,512
Liability Description
Futures Contracts	$ (106,811)	$ —	$ —	$ (106,811)
Total	$ (106,811)	$ —	$ —	$ (106,811)
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2020 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
18

Calvert
Long-Term Income Fund
September 30, 2020
Notes to Financial Statements — continued

E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
I  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.40% of the Fund’s average daily net assets. For the year ended September 30, 2020, the investment advisory fee amounted to $371,890. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.92% for Class A and 0.67% for Class I of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, CRM waived or reimbursed expenses of $117,528.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2020, CRM was paid administrative fees of $111,567.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2020 amounted to $122,013 for Class A shares.
The Fund was informed that EVD received $7,587 as its portion of the sales charge on sales of Class A shares and less than $100 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2020.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $14,786 and are included in transfer agency fees and expenses on the Statement of Operations.
19

Calvert
Long-Term Income Fund
September 30, 2020
Notes to Financial Statements — continued

Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $1,277 and the reimbursement was $1,153, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including paydowns, were $50,941,831 and $32,634,146, respectively. Purchases and sales of U.S. government and agency securities were $15,060,045 and $14,924,305, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
	Year Ended September 30,
	2020	2019
Ordinary income	$2,626,910	$2,258,342
During the year ended September 30, 2020, distributable earnings was decreased by $384,625 and paid-in capital was increased by $384,625 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$1,083,650
Undistributed long-term capital gains	$1,799,075
Net unrealized appreciation	$7,518,957
Distributions payable	$ (6,054)
20

Calvert
Long-Term Income Fund
September 30, 2020
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$101,764,555
Gross unrealized appreciation	$ 8,628,267
Gross unrealized depreciation	(1,109,310)
Net unrealized appreciation	$ 7,518,957
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2020 is included in the Schedule of Investments.
During the year ended September 30, 2020, the Fund used futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$—	$(106,811) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2020 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 1,484,170	$ (13,257)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2020 was approximately $14,815,000 and $6,322,000, respectively.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2020, the total value of securities on loan, including accrued interest, was $3,205,555 and the total value of collateral received was $3,304,383, comprised of cash.
21

Calvert
Long-Term Income Fund
September 30, 2020
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$ 1,414,313	$ —	$ —	$ —	$ 1,414,313
U.S. Treasury Obligations	1,890,070	—	—	—	1,890,070
Total	$3,304,383	$ —	$ —	$ —	$3,304,383
The carrying amount of the liability for deposits for securities loaned at September 30, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020.
7  Line of Credit
Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.
8  Affiliated Funds
At September 30, 2020, the value of the Fund’s investment in affiliated funds was $257,967, which represents 0.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$17,386,047	$(17,128,885)	$823	$(18)	$257,967	$1,304	257,942
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
22

Calvert
Long-Term Income Fund
September 30, 2020
Notes to Financial Statements — continued

Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	817,701	$ 15,748,610	772,687	$ 13,479,453
Reinvestment of distributions	64,699	1,240,602	84,864	1,421,325
Shares redeemed	(1,033,015)	(19,314,434)	(980,744)	(16,275,283)
Net decrease	(150,615)	$ (2,325,222)	(123,193)	$ (1,374,505)
Class I
Shares sold	1,858,784	$ 35,557,397	1,362,909	$ 23,630,908
Reinvestment of distributions	67,645	1,302,325	42,852	729,792
Shares redeemed	(1,028,243)	(19,280,758)	(797,563)	(13,320,589)
Net increase	898,186	$ 17,578,964	608,198	$ 11,040,111
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Name Change
Effective on or about February 1, 2021, the Fund will change its name to Calvert Core Bond Fund and its objective will be to seek total return with an emphasis on income. The Fund's principal investment strategy will also be revised as of the same date.
12  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
23

Calvert
Long-Term Income Fund
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Long-Term Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
24

Calvert
Long-Term Income Fund
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2020, $2,039,088 or, if subsequently determined to be different, the net capital gain of such year.
25

Calvert
Long-Term Income Fund
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
26

Calvert
Long-Term Income Fund
September 30, 2020
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
27

Calvert
Long-Term Income Fund
September 30, 2020
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
28

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
29

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24181     9.30.20

Calvert
Income Fund
Annual Report
September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.
E-Delivery Sign-Up - Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2020
Calvert
Income Fund

Calvert
Income Fund
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
As the 12-month period opened on October 1, 2019, interest rates were trending modestly upward amid better-than-expected U.S. employment reports and cautious optimism about a détente in U.S.-China trade relations. Interest rates continued to move upward through the end of 2019.
In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns and led to a “flight to quality” that sparked a brief fixed-income market rally. As the virus turned into a global pandemic in February and March, it ended the longest-ever period of U.S. economic expansion and brought about a global economic slowdown. Credit markets along with equity markets declined in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates close to zero percent for the foreseeable future and use all tools at its disposal to support the U.S. economy. These moves helped calm the markets and initiated a new fixed-income rally that began in April and lasted through most of the summer.
Midway through August, however, the fixed-income rally stalled as investors grew concerned about a resurgence of the coronavirus and the consequences for the nascent economic recovery. For the rest of the period, fixed-income prices were flat to down, driven in part by Congress’ failure to pass another stimulus bill — following the expiration of support from the federal CARES Act passed in March 2020, which boosted unemployment benefits and helped businesses keep workers employed. As the period ended, the U.S. Senate and House were deadlocked on an additional stimulus bill, and coronavirus cases were rising.
For the period as a whole, most fixed-income asset classes delivered positive returns, with strong gains from April through mid-August 2020, which compensated for losses in March. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 6.98% for the period. As corporate bonds benefited from Fed policy — which included purchases of corporate investment-grade debt and high yield exchange-traded funds — the Bloomberg Barclays U.S. Corporate Bond Index returned 7.90% for the period.
High yield bonds, which had fared poorly early in the period, outperformed investment-grade bonds in the second half of the period as investors searched for yield in a low-rate environment. For the period as a whole, the Bloomberg Barclays U.S. Corporate High Yield Index returned 3.25%.
Fund Performance
For the 12-month period ended September 30, 2020, Calvert Income Fund (the Fund) returned 4.83% for Class A shares at net asset value, underperforming its benchmark, the Bloomberg Barclays U.S. Credit Index (the Index), which returned 7.50%.
Although the Fund outperformed through most of the period, the underperformance of higher risk assets in the first quarter of 2020 with the onset of the COVID-19 pandemic more than offset the Fund’s outperformance versus the Index for the rest of the period.
For the full period, the Fund’s sector allocation detracted, with out-of-Index allocations to commercial mortgage-backed securities and high yield corporate securities weighing most on Index-relative performance. Here especially, while the Fund’s allocation to high yield corporate securities detracted in the turbulent first quarter of 2020, it was an important contributor for the rest of the year when risk assets fared better. The Fund’s shorter-than-Index duration detracted from relative returns as interest rates declined during the period. This Index-relative underperformance from duration was partially offset through the use of derivatives (U.S. Treasury futures).
Security selection, particularly in investment-grade corporate securities and high yield corporate securities, contributed strongly to Index-relative performance during the period. And, while the Fund’s sector allocation detracted overall, out-of-Index allocations to Treasury Inflation Protected Securities and bank loans contributed to relative returns.
With additional U.S. fiscal stimulus in doubt at the end of the period, the Fund exited or trimmed its positions in consumer-focused securitized credit as valuations rebounded. The Fund maintained an out-of-Index allocation to asset-backed securities, favoring areas that the Fund believed were more attractive in long-term fundamentals, such as renewable energy and data centers. At period-end, the Fund was underweight interest-rate duration.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Income Fund
September 30, 2020
Performance

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/12/1982	10/12/1982	4.83%	5.08%	3.93%
Class A with 3.75% Maximum Sales Charge	—	—	0.88	4.27	3.54
Class C at NAV	07/31/2000	10/12/1982	4.06	4.30	3.18
Class C with 1% Maximum Sales Charge	—	—	3.06	4.30	3.18
Class I at NAV	02/26/1999	10/12/1982	5.03	5.41	4.43

Bloomberg Barclays U.S. Credit Index	—	—	7.50%	5.74%	4.91%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	0.97%	1.73%	0.72%
Net	0.95	1.70	0.70
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2010	$13,682	N.A.
Class I	$250,000	09/30/2010	$385,945	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Income Fund
September 30, 2020
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond and loan holdings)*

* Ratings are based on Moody's Investors Service, Inc. (“Moody's”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer's creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P's measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody's) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency's analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition and does not necessarily reflect its assessment of the volatility of a security's market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
4

Calvert
Income Fund
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg Barclays U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity of one year or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Risk asset is a term broadly used to describe any security that is not a risk-free asset like a high-quality U.S. government bond. A risk market refers to these assets.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
Income Fund
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,115.40	$4.97	0.94%
Class C	$1,000.00	$1,111.40	$8.92	1.69%
Class I	$1,000.00	$1,116.60	$3.65	0.69%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.75	0.94%
Class C	$1,000.00	$1,016.55	$8.52	1.69%
Class I	$1,000.00	$1,021.55	$3.49	0.69%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
6

Calvert
Income Fund
September 30, 2020
Schedule of Investments

Asset-Backed Securities — 12.9%

Security	Principal Amount (000's omitted)	Value
AASET US, Ltd., Series 2018-1A, Class C, 6.413%, 1/16/38(1)	$422	$ 215,376
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	5,747	5,466,533
Conn's Receivables Funding, LLC:
Series 2018-A, Class B, 4.65%, 1/15/23(1)	89	89,186
Series 2019-A, Class B, 4.36%, 10/16/23(1)	1,340	1,340,609
Driven Brands Funding, LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45(1)	2,667	2,782,918
Series 2016-1A, Class A2, 6.125%, 7/20/46(1)	3,504	3,540,407
Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	1,222	1,290,513
Series 2019-2A, Class A2, 3.981%, 10/20/49(1)	2,630	2,728,991
Element Rail Leasing I, LLC, Series 2014-1A, Class B1, 4.406%, 4/19/44(1)	2,783	2,800,792
ExteNet, LLC:
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	1,195	1,208,631
Series 2019-1A, Class C, 5.219%, 7/26/49(1)	2,160	2,143,362
FOCUS Brands Funding, LLC:
Series 2017-1A, Class A2I, 3.857%, 4/30/47(1)	663	615,036
Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	1,388	1,142,959
Hardee's Funding, LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48(1)	1,970	1,988,685
Helios Issuer, LLC, Series 2017-1A, Class C, 8.00%, 9/20/49(1)	3,367	3,333,525
InSite Issuer, LLC, Series 2016-1A, Class C, 6.414%, 11/15/46(1)	725	744,427
Jack in the Box Funding, LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	2,620	2,700,128
Jersey Mike's Funding, Series 2019-1A, Class A2, 4.433%, 2/15/50(1)	1,144	1,224,239
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	443	300,470
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	200	91,755
Marlette Funding Trust, Series 2020-2A, Class C, 2.83%, 9/16/30(1)	1,685	1,696,010
Mosaic Solar Loan Trust:
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	200	205,019
Series 2020-1A, Class D, 6.91%, 4/20/46(1)	620	634,481
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)	4,655	4,677,317
Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	2,556	2,407,261
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25(1)	128	129,241
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	5,850	6,201,925
SolarCity LMC Series I, LLC, Series 2013-1, Class A, 4.80%, 11/20/38(1)	582	570,228
Security	Principal Amount (000's omitted)	Value
SolarCity LMC Series II, LLC, Series 2014-1, Class A, 4.59%, 4/20/44(1)	$290	$ 286,516
SolarCity LMC Series III, LLC, Series 2014-2, Class A, 4.02%, 7/20/44(1)	1,044	1,054,412
Sonic Capital, LLC:
Series 2020-1A, Class A2I, 3.845%, 1/20/50(1)	3,913	4,160,352
Series 2020-1A, Class A2II, 4.336%, 1/20/50(1)	1,510	1,639,675
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	8,626	9,316,284
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	720	739,075
Sunnova Helios II Issuer, LLC, Series 2018-1A, Class B, 7.71%, 7/20/48(1)	1,082	1,043,404
Sunrun Xanadu Issuer, LLC, Series 2019-1A, Class A, 3.98%, 6/30/54(1)	504	518,736
TES, LLC, Series 2017-1A, Class A, 4.33%, 10/20/47(1)	1,635	1,670,160
Tesla Auto Lease Trust:
Series 2019-A, Class E, 5.48%, 5/22/23(1)	1,720	1,802,724
Series 2020-A, Class D, 2.33%, 2/20/24(1)	1,055	1,071,668
Series 2020-A, Class E, 4.64%, 8/20/24(1)	1,094	1,136,068
Vantage Data Centers Issuer, LLC:
Series 2018-1A, Class A2, 4.072%, 2/16/43(1)	1,222	1,266,693
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	1,449	1,483,308
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)(2)	2,545	2,552,531
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	772	471,628
Series 2020-A, Class C, 6.657%, 3/15/45(1)	502	219,526
Total Asset-Backed Securities (identified cost $82,100,867)		$ 82,702,784

Collateralized Mortgage-Backed Obligations — 3.5%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 2.648%, (1 mo. USD LIBOR + 2.50%), 3/25/30(3)	$838	$ 847,054
Series 2019-DNA2, Class M2, 2.598%, (1 mo. USD LIBOR + 2.45%), 3/25/49(1)(3)	2,104	2,075,989
Series 2019-DNA3, Class M2, 2.198%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(3)	2,108	2,070,391
Series 2020-DNA4, Class M2, 3.898%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(3)	1,180	1,195,137
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 2.748%, (1 mo. USD LIBOR + 2.60%), 5/25/24(3)	3,566	3,121,948
Series 2014-C03, Class 1M2, 3.148%, (1 mo. USD LIBOR + 3.00%), 7/25/24(3)	1,388	1,216,528

7
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association Connecticut Avenue Securities: (continued)
Series 2017-C05, Class 1M2, 2.348%, (1 mo. USD LIBOR + 2.20%), 1/25/30(3)	$3,649	$ 3,607,806
Series 2017-C06, Class 1M2, 2.798%, (1 mo. USD LIBOR + 2.65%), 2/25/30(3)	631	628,438
Series 2018-C06, Class 1M2, 2.148%, (1 mo. USD LIBOR + 2.00%), 3/25/31(3)	852	839,117
Series 2018-R07, Class 1M2, 2.548%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(3)	430	429,384
Series 2019-R02, Class 1M2, 2.448%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(3)	1,178	1,173,435
Series 2019-R05, Class 1M2, 2.148%, (1 mo. USD LIBOR + 2.00%), 7/25/39(1)(3)	1,818	1,815,592
Toorak Mortgage Corp., Ltd.:
Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21(1)(4)	2,119	2,130,201
Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(4)	1,210	1,227,867
Total Collateralized Mortgage-Backed Obligations (identified cost $22,576,982)		$ 22,378,887

Commercial Mortgage-Backed Securities — 5.2%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(5)	$11,165	$ 8,115,547
Series 2019-BPR, Class FNM, 3.719%, 11/5/32(1)(5)	4,545	2,880,678
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M10, 3.398%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(3)	480	446,681
Series 2020-01, Class M10, 3.898%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(3)	2,170	2,043,943
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)(5)	2,485	745,957
Series 2014-DSTY, Class C, 3.805%, 6/10/27(1)(5)	1,120	188,208
Morgan Stanley Capital I Trust:
Series 2019-BPR, Class B, 2.252%, (1 mo. USD LIBOR + 2.10%), 5/15/36(1)(3)	8,492	7,771,098
Series 2019-BPR, Class C, 3.202%, (1 mo. USD LIBOR + 3.05%), 5/15/36(1)(3)	3,045	2,664,208
Motel 6 Trust:
Series 2017-MTL6, Class D, 2.302%, (1 mo. USD LIBOR + 2.15%), 8/15/34(1)(3)	1,480	1,443,672
Series 2017-MTL6, Class E, 3.402%, (1 mo. USD LIBOR + 3.25%), 8/15/34(1)(3)	3,210	3,136,072
Security	Principal Amount (000's omitted)	Value
RETL Trust, Series 2019-RVP, Class B, 1.702%, (1 mo. USD LIBOR + 1.55%), 3/15/36(1)(3)	$3,900	$ 3,717,118
Total Commercial Mortgage-Backed Securities (identified cost $40,565,444)		$ 33,153,182

Convertible Bonds — 1.0%

Security	Principal Amount (000's omitted)	Value
Technology — 1.0%
J2 Global, Inc., 1.75%, 11/1/26(1)	$2,477	$ 2,202,605
Western Digital Corp., 1.50%, 2/1/24	4,333	4,135,397
Total Convertible Bonds (identified cost $6,231,293)		$ 6,338,002

Corporate Bonds — 67.8%

Security	Principal Amount (000's omitted)*	Value
Basic Materials — 0.8%
Ecolab, Inc., 2.125%, 8/15/50	2,981	$ 2,740,688
Reliance Steel & Aluminum Co., 2.15%, 8/15/30	1,035	1,014,025
Yara International ASA, 3.148%, 6/4/30(1)	1,233	1,320,690
		$ 5,075,403
Communications — 5.6%
AT&T, Inc.:
3.10%, 2/1/43	3,300	$ 3,237,356
3.30%, 2/1/52	1,778	1,665,472
3.55%, 9/15/55(1)	3,884	3,733,673
3.65%, 6/1/51	3,578	3,631,090
4.90%, 6/15/42	1,500	1,793,660
Charter Communications Operating, LLC/Charter Communications Operating Capital, 4.80%, 3/1/50	3,685	4,232,610
Comcast Corp., 2.45%, 8/15/52	3,663	3,442,956
Discovery Communications, LLC, 5.20%, 9/20/47	4,374	5,251,893
NBCUniversal Media, LLC, 4.45%, 1/15/43	2,800	3,537,523
T-Mobile USA, Inc.:
2.55%, 2/15/31(1)	2,240	2,323,619
4.50%, 4/15/50(1)	2,560	3,081,818
		$ 35,931,670
Consumer, Cyclical — 7.4%
American Airlines Pass-Through Trust:
4.40%, 9/22/23	392	$ 283,485

8
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Consumer, Cyclical (continued)
American Airlines Pass-Through Trust: (continued)
5.25%, 1/15/24	1,139	$ 790,324
Aptiv PLC, 5.40%, 3/15/49	4,153	4,708,522
Azul Investments, LLP, 5.875%, 10/26/24(1)	2,770	2,083,068
Best Buy Co., Inc., 1.95%, 10/1/30	1,179	1,173,717
Delta Air Lines, Inc., 7.375%, 1/15/26	3,042	3,193,220
Ford Motor Credit Co., LLC:
1.331%, (3 mo. USD LIBOR + 1.08%), 8/3/22(3)	1,850	1,753,484
2.979%, 8/3/22	13,650	13,503,126
3.087%, 1/9/23	833	817,989
4.14%, 2/15/23	1,850	1,870,757
Macy's Retail Holdings, LLC:
3.625%, 6/1/24(6)	6,300	4,606,245
3.875%, 1/15/22	1,273	1,206,168
Magna International, Inc., 2.45%, 6/15/30	1,840	1,940,033
Nordstrom, Inc.:
4.375%, 4/1/30	2,821	2,285,743
5.00%, 1/15/44	3,847	2,728,801
Penske Automotive Group, Inc., 3.50%, 9/1/25	357	354,547
Tapestry, Inc., 4.125%, 7/15/27	4,018	3,958,654
		$ 47,257,883
Consumer, Non-cyclical — 5.4%
Ashtead Capital, Inc.:
4.00%, 5/1/28(1)	732	$ 761,280
4.25%, 11/1/29(1)	2,166	2,285,989
Block Financial, LLC, 3.875%, 8/15/30	3,112	3,132,318
Centene Corp.:
3.375%, 2/15/30	1,171	1,216,745
4.25%, 12/15/27	1,068	1,120,060
4.625%, 12/15/29	1,226	1,324,025
CVS Health Corp., 5.05%, 3/25/48	5,856	7,471,196
CVS Pass-Through Trust, 6.036%, 12/10/28	2,115	2,405,535
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	2,784	3,029,623
Ford Foundation (The), 2.415%, 6/1/50	1,695	1,745,787
Kraft Heinz Foods Co., 4.375%, 6/1/46	4,301	4,428,605
Royalty Pharma PLC:
3.30%, 9/2/40(1)	2,585	2,541,805
3.55%, 9/2/50(1)	757	733,816
Smithfield Foods, Inc.:
3.00%, 10/15/30(1)	238	240,845
5.20%, 4/1/29(1)	1,625	1,901,670
		$ 34,339,299
Security	Principal Amount (000's omitted)*	Value
Energy — 2.6%
National Oilwell Varco, Inc., 3.60%, 12/1/29	647	$ 628,709
NuStar Logistics, L.P.:
4.75%, 2/1/22(6)	2,929	2,921,677
5.625%, 4/28/27	1,077	1,066,230
6.375%, 10/1/30	3,020	3,140,800
TerraForm Power Operating, LLC:
4.75%, 1/15/30(1)	3,583	3,814,856
5.00%, 1/31/28(1)	4,269	4,681,172
		$ 16,253,444
Financial — 28.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
4.45%, 12/16/21	1,745	$ 1,783,167
4.50%, 9/15/23	2,108	2,173,778
4.625%, 10/15/27	1,128	1,095,579
6.50%, 7/15/25	2,656	2,870,856
Affiliated Managers Group, Inc., 3.30%, 6/15/30	4,003	4,284,509
Alliance Data Systems Corp., 4.75%, 12/15/24(1)	2,862	2,687,919
Aon Corp., 2.80%, 5/15/30	1,313	1,421,081
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(7)	2,114	2,192,061
Banco BTG Pactual S.A., 4.50%, 1/10/25(1)	2,800	2,863,028
Banco Mercantil del Norte S.A.:
7.625% to 1/10/28(1)(7)(8)	495	494,703
8.375% to 10/14/30(1)(7)(8)	1,195	1,250,568
Banco Santander Mexico, 5.95% to 10/1/23, 10/1/28(1)(7)	1,935	2,044,086
Banco Santander S.A., 3.80%, 2/23/28	2,460	2,705,129
Bank of America Corp.:
1.898% to 7/23/30, 7/23/31(7)	3,250	3,245,805
2.676% to 6/19/40, 6/19/41(7)	10,994	11,273,243
Series Z, 6.50% to 10/23/24(7)(8)	1,430	1,590,017
Bank of Montreal, 3.803% to 12/15/27, 12/15/32(7)	2,123	2,366,761
BankUnited, Inc., 5.125%, 6/11/30	4,938	5,434,579
BBVA Bancomer S.A./Texas, 5.125% to 1/18/28, 1/18/33(1)(7)	5,847	5,637,385
BNP Paribas S.A., 1.904% to 9/30/27, 9/30/28(1)(7)	4,770	4,755,872
Brookfield Finance, Inc., 4.70%, 9/20/47	2,500	2,920,474
Brown & Brown, Inc., 4.50%, 3/15/29	2,437	2,783,747
Capital One Financial Corp., 3.75%, 7/28/26	8,500	9,252,407
Charles Schwab Corp. (The), Series G, 5.375% to 6/1/25(7)(8)	1,524	1,655,140
Citigroup, Inc.:
4.075% to 4/23/28, 4/23/29(7)	2,425	2,791,536
4.125%, 7/25/28	1,530	1,761,154
4.60%, 3/9/26	2,150	2,462,995
Citizens Financial Group, Inc., 2.638%, 9/30/32(1)	1,996	1,995,464

9
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Financial (continued)
Commonwealth Bank of Australia, 3.61% to 9/12/29, 9/12/34(1)(7)	1,952	$ 2,127,525
Danske Bank A/S, 1.621% to 9/11/25, 9/11/26(1)(7)	3,504	3,477,889
Discover Bank:
3.45%, 7/27/26	2,745	3,008,051
4.682% to 8/9/23, 8/9/28(7)	2,672	2,803,342
Discover Financial Services, 6.125% to 6/23/25(7)(8)	2,508	2,659,232
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.75%, 9/15/30(1)	1,438	1,448,785
5.25%, 7/15/24(1)	3,000	3,132,150
6.00%, 4/15/25(1)	193	205,844
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	4,752	4,787,117
5.00%, 7/15/28(1)	763	783,021
JPMorgan Chase & Co.:
2.739% to 10/15/29, 10/15/30(7)	1,530	1,649,784
2.956% to 5/13/30, 5/13/31(7)	1,386	1,485,246
4.203% to 7/23/28, 7/23/29(7)	2,600	3,080,907
Series S, 6.75% to 2/1/24(7)(8)	1,452	1,574,937
Kemper Corp., 2.40%, 9/30/30	1,991	1,965,175
KKR Group Finance Co. VII, LLC, 3.625%, 2/25/50(1)	2,450	2,549,841
Lloyds Banking Group PLC, 2.438% to 2/5/25, 2/5/26(7)	1,642	1,704,113
Macquarie Bank, Ltd., 3.624%, 6/3/30(1)	1,776	1,891,770
MetLife, Inc., 4.05%, 3/1/45	1,850	2,253,246
Morgan Stanley, 3.591% to 7/22/27, 7/22/28(7)	2,650	2,984,392
Nationwide Building Society:
4.00%, 9/14/26(1)	2,435	2,640,195
4.125% to 10/18/27, 10/18/32(1)(7)	1,400	1,491,684
Newmark Group, Inc., 6.125%, 11/15/23	3,997	4,166,265
Prologis, L.P., 1.25%, 10/15/30	1,008	985,301
Radian Group, Inc.:
4.875%, 3/15/27	6,065	6,049,838
6.625%, 3/15/25	1,344	1,420,440
Regions Financial Corp., 5.75% to 6/15/25(7)(8)	1,630	1,744,100
Santander UK Group Holdings PLC, 1.532% to 8/21/25, 8/21/26(7)	4,317	4,252,335
SITE Centers Corp., 3.625%, 2/1/25	3,000	3,068,404
Standard Chartered PLC, 6.00% to 7/26/25(1)(7)(8)	2,173	2,216,460
Stifel Financial Corp., 4.00%, 5/15/30	3,254	3,603,922
Synchrony Financial, 4.50%, 7/23/25	1,263	1,394,813
Synovus Bank/Columbus, GA, 2.289% to 2/10/22, 2/10/23(7)	2,150	2,176,786
Synovus Financial Corp.:
3.125%, 11/1/22	2,262	2,326,682
5.90% to 2/7/24, 2/7/29(7)	1,589	1,641,683
Truist Financial Corp., 5.10% to 3/1/30(7)(8)	3,231	3,500,627
Security	Principal Amount (000's omitted)*		Value
Financial (continued)
UniCredit SpA:
5.459% to 6/30/30, 6/30/35(1)(7)		995	$ 1,015,685
5.861% to 6/19/27, 6/19/32(1)(7)		2,100	2,238,788
Visa, Inc., 2.00%, 8/15/50		3,019	2,802,092
Welltower, Inc., 2.75%, 1/15/31		1,245	1,280,686
			$ 183,382,196
Industrial — 7.1%
AP Moller - Maersk A/S, 4.50%, 6/20/29(1)		3,005	$ 3,388,947
Cemex SAB de CV, 7.375%, 6/5/27(1)		1,060	1,146,809
Ellaktor Value PLC, 6.375%, 12/15/24(1)	EUR	1,109	1,129,875
FedEx Corp., 4.55%, 4/1/46		3,625	4,369,480
Flowserve Corp., 3.50%, 10/1/30		1,561	1,548,737
Ingram Micro, Inc., 5.45%, 12/15/24		484	517,385
Jabil, Inc.:
3.00%, 1/15/31		5,061	5,176,824
3.60%, 1/15/30		1,729	1,841,653
3.95%, 1/12/28		1,009	1,104,330
Johnson Controls International PLC, 4.625%, 7/2/44		1,275	1,596,973
JSL Europe S.A., 7.75%, 7/26/24(1)		3,300	3,411,375
nVent Finance S.a.r.l.:
3.95%, 4/15/23		1,094	1,141,399
4.55%, 4/15/28		4,750	5,131,452
Owens Corning:
3.95%, 8/15/29		1,607	1,822,321
4.30%, 7/15/47		2,593	2,853,632
4.40%, 1/30/48		1,540	1,719,924
Trimble, Inc., 4.90%, 6/15/28		2,638	3,115,314
Valmont Industries, Inc., 5.00%, 10/1/44		4,100	4,538,882
			$ 45,555,312
Technology — 5.0%
DXC Technology Co.:
4.00%, 4/15/23		1,274	$ 1,342,301
4.125%, 4/15/25		2,062	2,230,258
4.75%, 4/15/27		6,224	6,938,478
HP, Inc., 3.40%, 6/17/30		5,268	5,659,218
j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(1)		1,200	1,249,560
Microsoft Corp., 2.525%, 6/1/50		2,800	2,939,174
Oracle Corp., 3.60%, 4/1/40		1,800	2,061,521
Seagate HDD Cayman, 5.75%, 12/1/34(6)		8,113	9,229,532
			$ 31,650,042

10
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Utilities — 5.2%
Avangrid, Inc., 3.80%, 6/1/29	1,182	$ 1,366,481
Clearway Energy Operating, LLC, 4.75%, 3/15/28(1)	1,953	2,028,073
Consolidated Edison Co. of New York, Inc., 3.35%, 4/1/30	1,629	1,880,646
Duquesne Light Holdings, Inc., 2.532%, 10/1/30(1)	1,573	1,580,191
Enel Finance International NV, 3.625%, 5/25/27(1)	2,669	2,970,808
Engie Energia Chile S.A., 3.40%, 1/28/30(1)	3,460	3,741,125
NextEra Energy Operating Partners, L.P.:
4.25%, 9/15/24(1)	1,500	1,565,625
4.50%, 9/15/27(1)	6,428	6,926,170
Niagara Mohawk Power Corp., 1.96%, 6/27/30(1)	1,162	1,197,336
Northern States Power Co., 2.60%, 6/1/51	3,800	3,867,836
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	184	191,571
Sempra Energy, 4.875% to 10/15/25(7)(8)	3,035	3,126,050
Terraform Global Operating, LLC, 6.125%, 3/1/26(1)	2,795	2,853,863
		$ 33,295,775
Total Corporate Bonds (identified cost $416,439,750)		$ 432,741,024

Preferred Stocks — 1.9%

Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
AGNC Investment Corp., Series F, 6.125% to 4/15/25(7)	142,500	$ 3,152,100
		$ 3,152,100
Oil, Gas & Consumable Fuels — 0.5%
NuStar Energy, L.P., Series B, 7.625% to 6/15/22(7)	213,932	$ 3,435,748
		$ 3,435,748
Real Estate Management & Development — 0.9%
Brookfield Property Partners, L.P.:
Series A, 5.75%	73,000	$ 1,304,510
Series A2, 6.375%	226,000	4,481,580
		$ 5,786,090
Total Preferred Stocks (identified cost $15,459,154)		$ 12,373,938

Senior Floating-Rate Loans — 2.5%(9)

Security	Principal Amount (000's omitted)	Value
Building and Development — 0.2%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$1,253	$ 1,211,530
		$ 1,211,530
Drugs — 0.3%
Jaguar Holding Company II, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 8/18/22	$1,871	$ 1,866,604
		$ 1,866,604
Electronics/Electrical — 0.6%
Go Daddy Operating Company, LLC, Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 2/15/24	$288	$ 282,262
Hyland Software, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/1/24	1,455	1,449,695
MA FinanceCo., LLC, Term Loan, 2.647%, (1 mo. USD LIBOR + 2.50%), 6/21/24	203	194,738
Seattle Spinco, Inc., Term Loan, 2.647%, (1 mo. USD LIBOR + 2.50%), 6/21/24	1,371	1,315,196
SolarWinds Holdings, Inc., Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 2/5/24	462	454,305
		$ 3,696,196
Equipment Leasing — 0.1%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$645	$ 631,657
		$ 631,657
Health Care — 0.2%
Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(10)	$1,617	$ 1,587,791
		$ 1,587,791
Insurance — 0.4%
Asurion, LLC, Term Loan, 3.147%, (1 mo. USD LIBOR + 3.00%), 11/3/23	$2,769	$ 2,731,453
		$ 2,731,453
Leisure Goods/Activities/Movies — 0.1%
Bombardier Recreational Products, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$393	$ 381,854
		$ 381,854

11
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Lodging and Casinos — 0.0%(11)
ESH Hospitality, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 9/18/26	$239	$ 233,424
		$ 233,424
Super Retail — 0.1%
PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/11/22	$790	$ 789,044
		$ 789,044
Technology — 0.2%
SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 4/16/25	$403	$ 391,214
SS&C Technologies, Inc., Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 4/16/25	585	567,768
		$ 958,982
Telecommunications — 0.3%
CenturyLink, Inc., Term Loan, 2.397%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$744	$ 716,527
Level 3 Financing, Inc., Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 3/1/27	412	399,120
Ziggo Financing Partnership, Term Loan, 2.652%, (1 mo. USD LIBOR + 2.50%), 4/30/28	1,025	990,691
		$ 2,106,338
Total Senior Floating-Rate Loans (identified cost $16,504,261)		$ 16,194,873

Sovereign Government Bonds — 0.2%

Security	Principal Amount (000's omitted)	Value
Nacional Financiera SNC, 3.375%, 11/5/20(1)	$1,400	$ 1,403,990
Total Sovereign Government Bonds (identified cost $1,399,949)		$ 1,403,990

Taxable Municipal Obligations — 0.5%

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.3%
California Health Facilities Financing Authority, (No Place Like Home Program):
2.984%, 6/1/33	$1,000	$ 1,063,780
3.034%, 6/1/34	720	762,322
		$ 1,826,102
Water and Sewer — 0.2%
San Diego County Water Authority, CA, Green Bonds, 1.951%, 5/1/34	$1,120	$ 1,133,126
		$ 1,133,126
Total Taxable Municipal Obligations (identified cost $2,840,000)		$ 2,959,228

U.S. Treasury Obligations — 0.8%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds, 2.00%, 2/15/50	$796	$ 900,537
U.S. Treasury Notes, 0.625%, 5/15/30	4,225	4,210,477
Total U.S. Treasury Obligations (identified cost $5,161,047)		$ 5,111,014

12
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Schedule of Investments — continued

Short-Term Investments — 4.0%
Other — 3.1%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(12)	19,592,406	$ 19,594,365
Total Other (identified cost $19,595,521)		$ 19,594,365
Securities Lending Collateral — 0.9%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(13)	5,861,745	$ 5,861,745
Total Securities Lending Collateral (identified cost $5,861,745)		$ 5,861,745
Total Short-Term Investments (identified cost $25,457,266)		$ 25,456,110
Total Investments — 100.3% (identified cost $634,736,013)		$ 640,813,032
Other Assets, Less Liabilities — (0.3)%		$ (2,196,035)
Net Assets — 100.0%		$ 638,616,997

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2020, the aggregate value of these securities is $248,394,026 or 38.9% of the Fund's net assets.
(2)	When-issued security.
(3)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2020.
(4)	Step coupon security. Interest rate represents the rate in effect at September 30, 2020.
(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2020.
(6)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $5,712,129.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(10)	The stated interest rate represents the weighted average interest rate at September 30, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(11)	Amount is less than 0.05%.
(12)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(13)	Represents investment of cash collateral received in connection with securities lending.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
EUR	1,052,204	USD	1,249,622	State Street Bank and Trust Company	11/30/20	$ —	$ (14,460)
USD	2,753,746	EUR	2,325,375	State Street Bank and Trust Company	11/30/20	24,033	—
						$24,033	$(14,460)
13
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	195	Long	12/31/20	$ 43,087,383	$ 16,432
U.S. 5-Year Treasury Note	3	Long	12/31/20	378,094	487
U.S. Long Treasury Bond	88	Long	12/21/20	15,512,750	(50,540)
U.S. Ultra-Long Treasury Bond	160	Long	12/21/20	35,490,000	(187,338)
U.S. Ultra 10-Year Treasury Note	(185)	Short	12/21/20	(29,585,547)	(50,727)
					$(271,686)

Abbreviations:
LIBOR	– London Interbank Offered Rate

Currency Abbreviations:
EUR	– Euro
USD	– United States Dollar
14
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Statement of Assets and Liabilities

September 30, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $615,140,492) - including $5,712,129 of securities on loan	$ 621,218,667
Investments in securities of affiliated issuers, at value (identified cost $19,595,521)	19,594,365
Receivable for open forward foreign currency exchange contracts	24,033
Cash	388,953
Deposits at broker for futures contracts	1,771,250
Receivable for investments sold	1,919,693
Receivable for capital shares sold	1,747,525
Dividends and interest receivable	4,506,707
Dividends receivable - affiliated	797
Securities lending income receivable	1,813
Tax reclaims receivable	12,637
Trustees' deferred compensation plan	354,908
Total assets	$ 651,541,348
Liabilities
Payable for variation margin on open futures contracts	$ 303,995
Payable for open forward foreign currency exchange contracts	14,460
Payable for investments purchased	2,689,361
Payable for when-issued securities	2,545,000
Payable for capital shares redeemed	461,737
Distributions payable	115,895
Deposits for securities loaned	5,861,745
Payable to affiliates:
Investment advisory fee	208,652
Administrative fee	62,596
Distribution and service fees	65,420
Sub-transfer agency fee	12,998
Trustees' deferred compensation plan	354,908
Accrued expenses	227,584
Total liabilities	$ 12,924,351
Net Assets	$ 638,616,997
Sources of Net Assets
Paid-in capital	$ 837,953,857
Accumulated loss	(199,336,860)
Total	$ 638,616,997
Class A Shares
Net Assets	$ 277,617,378
Shares Outstanding	15,982,023
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 17.37
Maximum Offering Price Per Share (100 ÷ 96.25 of net asset value per share)	$ 18.05
Class C Shares
Net Assets	$ 9,654,727
Shares Outstanding	556,282
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 17.36
15
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Statement of Assets and Liabilities — continued

September 30, 2020
Class I Shares
Net Assets	$351,344,892
Shares Outstanding	20,179,965
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 17.41

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
16
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Statement of Operations

Year Ended
September 30, 2020
Investment Income
Dividend income	$ 812,759
Dividend income - affiliated issuers	6,897
Interest and other income (net of foreign taxes withheld of $3,274)	23,723,699
Securities lending income, net	15,673
Total investment income	$ 24,559,028
Expenses
Investment advisory fee	$ 2,366,475
Administrative fee	709,943
Distribution and service fees:
Class A	689,532
Class C	110,111
Trustees' fees and expenses	25,293
Custodian fees	16,872
Transfer agency fees and expenses	608,330
Accounting fees	135,334
Professional fees	53,457
Registration fees	71,162
Reports to shareholders	56,167
Miscellaneous	52,030
Total expenses	$ 4,894,706
Reimbursement of expenses - other	(7,932)
Net expenses	$ 4,886,774
Net investment income	$ 19,672,254
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 13,647,208
Investment securities - affiliated issuers	3,893
Futures contracts	6,379,251
Foreign currency transactions	2,277
Forward foreign currency exchange contracts	(158,332)
Net realized gain	$ 19,874,297
Change in unrealized appreciation (depreciation):
Investment securities	$ (12,207,811)
Investment securities - affiliated issuers	(1,156)
Futures contracts	105,520
Foreign currency	709
Forward foreign currency exchange contracts	9,573
Net change in unrealized appreciation (depreciation)	$(12,093,165)
Net realized and unrealized gain	$ 7,781,132
Net increase in net assets from operations	$ 27,453,386
17
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 19,672,254	$ 17,876,990
Net realized gain	19,874,297	4,644,121
Net change in unrealized appreciation (depreciation)	(12,093,165)	32,449,315
Net increase in net assets from operations	$ 27,453,386	$ 54,970,426
Distributions to shareholders:
Class A	$ (8,649,907)	$ (9,582,362)
Class C	(265,133)	(540,853)
Class I	(10,263,439)	(8,131,669)
Total distributions to shareholders	$ (19,178,479)	$ (18,254,884)
Tax return of capital to shareholders
Class A	$ (239,578)	$ —
Class C	(7,201)	—
Class I	(296,518)	—
Total tax return of capital to shareholders	$ (543,297)	$ —
Capital share transactions:
Class A	$ (6,010,294)	$ (5,075,796)
Class C	(2,039,859)	(26,001,680)
Class I	80,199,795	51,751,068
Net increase in net assets from capital share transactions	$ 72,149,642	$ 20,673,592
Net increase in net assets	$ 79,881,252	$ 57,389,134
Net Assets
At beginning of year	$ 558,735,745	$ 501,346,611
At end of year	$638,616,997	$558,735,745
18
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Financial Highlights

	Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 17.11	$ 15.91	$ 16.55	$ 16.68	$ 15.89
Income (Loss) From Operations
Net investment income(1)	$ 0.55	$ 0.56	$ 0.51	$ 0.51	$ 0.49(2)
Net realized and unrealized gain (loss)	0.26	1.22	(0.64)	(0.13)	0.80
Total income (loss) from operations	$ 0.81	$ 1.78	$ (0.13)	$ 0.38	$ 1.29
Less Distributions
From net investment income	$ (0.54)	$ (0.58)	$ (0.51)	$ (0.51)	$ (0.50)
Tax return of capital	(0.01)	—	—	—	—
Total distributions	$ (0.55)	$ (0.58)	$ (0.51)	$ (0.51)	$ (0.50)
Net asset value — End of year	$ 17.37	$ 17.11	$ 15.91	$ 16.55	$ 16.68
Total Return(3)	4.83%	11.45%	(0.79)%	2.35%	8.26%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$277,617	$279,886	$264,987	$312,318	$404,793
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.94%	0.97%	0.98%	1.04%	1.08%
Net expenses	0.94%	0.96%	0.98%	1.01%	1.05%
Net investment income	3.21%	3.47%	3.17%	3.11%	3.05% (2)
Portfolio Turnover	74%	57%	66%	76%	155%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
19
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 17.10	$ 15.91	$ 16.55	$ 16.68	$ 15.89
Income (Loss) From Operations
Net investment income(1)	$ 0.42	$ 0.44	$ 0.39	$ 0.38	$ 0.37(2)
Net realized and unrealized gain (loss)	0.26	1.22	(0.64)	(0.13)	0.80
Total income (loss) from operations	$ 0.68	$ 1.66	$ (0.25)	$ 0.25	$ 1.17
Less Distributions
From net investment income	$ (0.41)	$ (0.47)	$ (0.39)	$ (0.38)	$ (0.38)
Tax return of capital	(0.01)	—	—	—	—
Total distributions	$ (0.42)	$ (0.47)	$ (0.39)	$ (0.38)	$ (0.38)
Net asset value — End of year	$17.36	$ 17.10	$ 15.91	$ 16.55	$ 16.68
Total Return(3)	4.06%	10.65%	(1.54)%	1.54%	7.44%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 9,655	$11,623	$37,072	$53,549	$80,683
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.69%	1.73%	1.74%	1.80%	1.85%
Net expenses	1.69%	1.72%	1.74%	1.80%	1.81%
Net investment income	2.46%	2.78%	2.40%	2.34%	2.29% (2)
Portfolio Turnover	74%	57%	66%	76%	155%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
20
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 17.16	$ 15.94	$ 16.57	$ 16.70	$ 15.91
Income (Loss) From Operations
Net investment income(1)	$ 0.59	$ 0.61	$ 0.58	$ 0.57	$ 0.56(2)
Net realized and unrealized gain (loss)	0.25	1.23	(0.66)	(0.13)	0.80
Total income (loss) from operations	$ 0.84	$ 1.84	$ (0.08)	$ 0.44	$ 1.36
Less Distributions
From net investment income	$ (0.57)	$ (0.62)	$ (0.55)	$ (0.57)	$ (0.57)
Tax return of capital	(0.02)	—	—	—	—
Total distributions	$ (0.59)	$ (0.62)	$ (0.55)	$ (0.57)	$ (0.57)
Net asset value — End of year	$ 17.41	$ 17.16	$ 15.94	$ 16.57	$ 16.70
Total Return(3)	5.03%	11.81%	(0.48)%	2.76%	8.70%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$351,345	$267,226	$199,288	$48,504	$35,670
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.69%	0.72%	0.72%	0.64%	0.65%
Net expenses	0.69%	0.68%	0.64%	0.62%	0.64%
Net investment income	3.45%	3.74%	3.58%	3.49%	3.47% (2)
Portfolio Turnover	74%	57%	66%	76%	155%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
21
See Notes to Financial Statements.

Calvert
Income Fund
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar-denominated debt securities.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
22

Calvert
Income Fund
September 30, 2020
Notes to Financial Statements — continued

Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 82,702,784	$ —	$ 82,702,784
Collateralized Mortgage-Backed Obligations	—	22,378,887	—	22,378,887
Commercial Mortgage-Backed Securities	—	33,153,182	—	33,153,182
Convertible Bonds	—	6,338,002	—	6,338,002
Corporate Bonds	—	432,741,024	—	432,741,024
Preferred Stocks	12,373,938	—	—	12,373,938
Senior Floating-Rate Loans	—	16,194,873	—	16,194,873
Sovereign Government Bonds	—	1,403,990	—	1,403,990
Taxable Municipal Obligations	—	2,959,228	—	2,959,228
U.S. Treasury Obligations	—	5,111,014	—	5,111,014
Short-Term Investments:
Other	—	19,594,365	—	19,594,365
Securities Lending Collateral	5,861,745	—	—	5,861,745
Total Investments	$18,235,683	$622,577,349	$ —	$640,813,032
Forward Foreign Currency Exchange Contracts	$ —	$ 24,033	$ —	$ 24,033
Futures Contracts	16,919	—	—	16,919
Total	$18,252,602	$622,601,382	$ —	$640,853,984
Liability Description
Forward Foreign Currency Exchange Contracts	$ —	$ (14,460)	$ —	$ (14,460)
Futures Contracts	(288,605)	—	—	(288,605)
Total	$ (288,605)	$ (14,460)	$ —	$ (303,065)
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2020 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends
23

Calvert
Income Fund
September 30, 2020
Notes to Financial Statements — continued

received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
G  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
H  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
I  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an
24

Calvert
Income Fund
September 30, 2020
Notes to Financial Statements — continued

express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
K  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
L  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.40% on the first $2 billion, 0.375% on the next $5.5 billion, 0.35% on the next $2.5 billion and 0.325% over $10 billion of the Fund’s average daily net assets. For the year ended September 30, 2020, the investment advisory fee amounted to $2,366,475 or 0.40% of the Fund's average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.95%, 1.70% and 0.70% for Class A, Class C and Class I, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, no expenses were waived or reimbursed by CRM.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I and is payable monthly. For the year ended September 30, 2020, CRM was paid administrative fees of $709,943.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2020 amounted to $689,532 and $110,111 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $23,450 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2020. The Fund was also informed that EVD received $490 and $1,827 of contingent deferred sales charges (CDSC) paid by Class A and Class C shareholders, respectively, for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $78,221 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended September 30, 2020, CRM reimbursed the Fund $6,033 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.
25

Calvert
Income Fund
September 30, 2020
Notes to Financial Statements — continued

Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $8,705 and the reimbursement was $7,932, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $453,853,958 and $386,555,466, respectively. Purchases and sales of U.S. government and agency securities were $40,691,629 and $41,058,968, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
	Year Ended September 30,
	2020	2019
Ordinary income	$19,178,479	$18,254,884
Tax return of capital	$ 543,297	$ —
During the year ended September 30, 2020, accumulated loss was decreased by $69,441 and paid-in capital was decreased by $69,441 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$(205,887,964)
Net unrealized appreciation	$ 6,666,999
Distributions payable	$ (115,895)
At September 30, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $205,887,964 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2020, $205,887,964 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:
26

Calvert
Income Fund
September 30, 2020
Notes to Financial Statements — continued

Aggregate cost	$634,146,742
Gross unrealized appreciation	$ 26,501,216
Gross unrealized depreciation	(19,834,926)
Net unrealized appreciation	$ 6,666,290
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2020 is included in the Schedule of Investments. At September 30, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
In the normal course of pursuing its investment objective, the Fund is subject to the following risks:
Foreign Exchange Risk: During the year ended September 30, 2020, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
Interest Rate Risk: During the year ended September 30, 2020, the Fund used futures contracts to hedge interest rate risk and to manage duration.
The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $14,460. At September 30, 2020, there were no assets pledged by the Fund for such liability.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:
27

Calvert
Income Fund
September 30, 2020
Notes to Financial Statements — continued

Risk	Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Foreign exchange	Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$ 24,033	$ (14,460)
Interest rate	Futures contracts	Accumulated loss	16,919 (1)	(288,605) (1)
Total			$40,952	$(303,065)
Derivatives not subject to master netting agreement			$16,919	$(288,605)
Total Derivatives subject to master netting agreement			$24,033	$ (14,460)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of September 30, 2020.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$24,033	$(14,460)	$ —	$ —	$9,573

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(14,460)	$14,460	$ —	$ —	$ —

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended September 30, 2020 was as follows:
Statement of Operations Caption	Foreign exchange	Interest rate	Total
Net realized gain (loss):
Forward foreign currency exchange contracts	$ (158,332)	$ —	$ (158,332)
Futures contracts	—	6,379,251	6,379,251
Total	$(158,332)	$6,379,251	$6,220,919
Change in unrealized appreciation (depreciation):
Forward foreign currency exchange contracts	$ 9,573	$ —	$ 9,573
Futures contracts	—	105,520	105,520
Total	$ 9,573	$ 105,520	$ 115,093
28

Calvert
Income Fund
September 30, 2020
Notes to Financial Statements — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended September 30, 2020, which are indicative of the volume of these derivative types, were approximately as follows:
Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*
$105,546,000	$34,961,000	$1,896,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2020, the total value of securities on loan, including accrued interest, was $5,796,596 and the total value of collateral received was $5,861,745, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$5,861,745	$ —	$ —	$ —	$5,861,745
The carrying amount of the liability for deposits for securities loaned at September 30, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020.
7  Line of Credit
Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
29

Calvert
Income Fund
September 30, 2020
Notes to Financial Statements — continued

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.
8  Affiliated Funds
At September 30, 2020, the value of the Fund’s investment in affiliated funds was $19,594,365, which represents 3.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$141,669,288	$(122,077,660)	$3,893	$(1,156)	$19,594,365	$6,897	19,592,406
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,710,842	$ 29,200,927	2,047,061	$ 32,827,487
Reinvestment of distributions	459,014	7,826,610	514,266	8,351,588
Shares redeemed	(2,624,873)	(44,412,137)	(4,240,689)	(68,002,126)
Converted from Class C	82,458	1,374,306	1,378,041	21,747,255
Net decrease	(372,559)	$ (6,010,294)	(301,321)	$ (5,075,796)
Class C
Shares sold	155,026	$ 2,653,709	140,655	$ 2,304,020
Reinvestment of distributions	13,712	233,571	29,004	462,142
Shares redeemed	(209,684)	(3,552,833)	(441,442)	(7,020,587)
Converted to Class A	(82,514)	(1,374,306)	(1,378,485)	(21,747,255)
Net decrease	(123,460)	$ (2,039,859)	(1,650,268)	$(26,001,680)
Class I
Shares sold	9,893,065	$169,303,485	5,771,844	$ 95,374,383
Reinvestment of distributions	593,838	10,149,786	472,612	7,713,266
Shares redeemed	(5,883,019)	(99,253,476)	(3,171,188)	(51,336,581)
Net increase	4,603,884	$ 80,199,795	3,073,268	$ 51,751,068
30

Calvert
Income Fund
September 30, 2020
Notes to Financial Statements — continued

10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
31

Calvert
Income Fund
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
32

Calvert
Income Fund
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Fund designates approximately $297,506, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 1.55% qualifies for the corporate dividends received deduction.
33

Calvert
Income Fund
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Calvert
Income Fund
September 30, 2020
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Trustee	1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	2005	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
35

Calvert
Income Fund
September 30, 2020
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
36

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
37

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24177     9.30.20

Calvert
High Yield Bond Fund
Annual Report
September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.
E-Delivery Sign-Up - Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2020
Calvert
High Yield Bond Fund

Calvert
High Yield Bond Fund
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
For the 12-month period ended September 30, 2020, the U.S. high yield market took a roller-coaster ride largely driven by the COVID-19 pandemic.
Perceived progress toward a U.S.-China trade deal lifted markets at the end of 2019. This was followed in early 2020 by the fastest sell-off in the history of the high yield asset class as the market responded to a potential global recession brought on by COVID-19.
In the final week of February, the S&P 500® Index lost 11.49% and the average spread on the ICE BofA U.S. High Yield Index (the Index) widened 1.50%. The intense sell-off persisted for the first three weeks of March.
Saudi Arabia’s announcement in early March that it would increase oil production coupled with sharply lower demand expectations due to a potential recession caused the price of oil to sink below $20 per barrel, sending shockwaves through the energy sector, the largest sector in the Index. The Index returned -13.12% for the three months ended March 31, 2020.
At the end of March, in response to quantitative easing by global central banks and the passing of a record $2-trillion U.S. fiscal stimulus package, the high yield market began a rebound. The U.S. Federal Reserve and European Central Bank followed up with unprecedented support for global financial markets, increasing investors’ appetite for risk.
U.S. and global investors responded to historically elevated spreads, the readiness of central banks to intervene and, later, indications of modest economic improvement by adding exposure to issuers with elevated debt. High yield issuers responded by returning to the primary market at a record rate.
The rebound extended into July, then cooled. The dimming outlook for additional near-term U.S. stimulus, renewed pandemic-driven shutdowns, trepidation regarding the approaching U.S. election, and elevated U.S. jobless claims pointed to a slower and more protracted global economic recovery than previously hoped.
The Index returned 2.30% for the one-year period ended September 30, 2020. Over the same period, Bloomberg Barclays U.S. Aggregate Bond Index returned 6.98%.
High yield issuance over the 12-month period totaled $428 billion. The trailing 12-month par-weighted default rate decreased to 5.80% by end of the period.
Fund Performance
For the 12-month period ended September 30, 2020, Calvert High Yield Bond Fund (the Fund) returned 2.30% for Class A shares at net asset value, matching its benchmark, the Index, which also returned 2.30%.
The Fund’s sector allocation was the principal contributor to Index-relative performance, primarily as a result of underweight exposure to the energy sector. Security selection further contributed to Index-relative performance. Selections in telecommunications and air transportation were particularly strong. Although sector allocation contributed overall, overweight exposure to entertainment & film and leisure detracted from returns relative to the Index during the period.
The Fund’s duration allocation detracted from Index-relative performance but security selection by duration was positive and overcame the negative impact of duration allocation. Security selection in bonds with durations between 0-2 years and 2-5 years were especially strong. Selections in bonds with durations between 5-10 years detracted from Index-relative performance. The Fund’s allocation to cash and an overweight exposure to securities with durations between 2-5 years also detracted from Index-relative returns during the period.
The Fund’s security selection by credit rating sector contributed to Index-relative performance and more than offset the negative impact of the Fund’s credit rating sector allocation. Selections in the CCC-rated and B-rated segments were particularly strong during the period. Selections in BB-rated and non-rated securities, however, detracted. Underweight exposure to BB-rated securities detracted, but an allocation to non-rated securities and overweight exposure to BBB-rated credits contributed to Index-relative performance during the period.
At period-end, the pandemic continued to be a crisis of unprecedented historical proportions. Despite weak corporate fundamentals, the Fund ended the quarter with a favorable view on high yield credit over the intermediate term. However, there were several unsettled issues weighing on the high yield market that may be a potential source of elevated volatility in the months ahead.
Corporate fundamentals of high yield issuers eroded during the period and prospects for additional fiscal stimulus prior to the U.S. presidential election looked bleak. The elevated volatility in the U.S. and global high yield markets caused by the upcoming election in the U.S. was expected to continue, affecting demand for risk assets, new issuance, as well as sector level performance in segments such as health care and energy.
At period-end, the Fund was modestly underweight in higher risk assets relative to the Index. The Fund had overweight exposure to health care, with a higher quality focus in the sector, and maintained underweight exposure to energy at period-end. Having sought attractive idiosyncratic opportunities in “pandemic-stricken” sectors, the Fund held several overweight positions in issues in the air transportation, leisure, and automotive sectors at period-end. At the same time, the Fund maintained overweight exposure to several of the more defensive sectors, such as utilities, cable/satellite TV, and environmental.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
High Yield Bond Fund
September 30, 2020
Performance

Portfolio Managers Stephen C. Concannon, CFA and Raphael A. Leeman, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/09/2001	07/09/2001	2.30%	5.01%	5.37%
Class A with 3.75% Maximum Sales Charge	—	—	(1.54)	4.21	4.97
Class C at NAV	10/31/2011	07/09/2001	1.58	4.22	4.57
Class C with 1% Maximum Sales Charge	—	—	0.60	4.22	4.57
Class I at NAV	07/09/2001	07/09/2001	2.59	5.32	5.78
Class R6 at NAV	02/01/2019	07/09/2001	2.66	5.34	5.79

ICE BofA U.S. High Yield Index	—	—	2.30%	6.60%	6.27%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	1.07%	1.82%	0.82%	0.76%
Net	1.02	1.77	0.77	0.71
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2010	$15,638	N.A.
Class I	$250,000	09/30/2010	$438,685	N.A.
Class R6	$1,000,000	09/30/2010	$1,756,432	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
High Yield Bond Fund
September 30, 2020
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond and loan holdings)*

* Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
4

Calvert
High Yield Bond Fund
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	ICE BofA U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C is linked to Class A and the performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.
Spread is the difference in yield between non-Treasury and Treasury securities of similar maturity.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
High Yield Bond Fund
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,116.80	$5.40 **	1.02%
Class C	$1,000.00	$1,112.90	$9.35 **	1.77%
Class I	$1,000.00	$1,118.30	$4.08 **	0.77%
Class R6	$1,000.00	$1,118.60	$3.76 **	0.71%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.15 **	1.02%
Class C	$1,000.00	$1,016.15	$8.92 **	1.77%
Class I	$1,000.00	$1,021.15	$3.89 **	0.77%
Class R6	$1,000.00	$1,021.45	$3.59 **	0.71%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
High Yield Bond Fund
September 30, 2020
Schedule of Investments

Common Stocks — 0.8%

Security	Shares	Value
Broadcasting — 0.1%
iHeartMedia, Inc., Class A(1)(2)	26,112	$ 212,029
		$ 212,029
Building Materials — 0.3%
AZEK Co., Inc. (The)(1)	26,122	$ 909,307
		$ 909,307
Diversified Media — 0.0%(3)
Clear Channel Outdoor Holdings, Inc.(1)(2)	62,252	$ 62,252
		$ 62,252
Utilities — 0.4%
NextEra Energy Partners, L.P.	24,500	$ 1,469,020
		$ 1,469,020
Total Common Stocks (identified cost $2,435,792)		$ 2,652,608

Convertible Bonds — 0.3%

Security	Principal Amount (000's omitted)	Value
Air Transportation — 0.3%
Air Transport Services Group, Inc., 1.125%, 10/15/24	$782	$ 831,763
		$ 831,763
Entertainment/Film — 0.0%(3)
Cinemark Holdings, Inc., 4.50%, 8/15/25(4)	$145	$ 144,907
		$ 144,907
Leisure — 0.0%(3)
Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23(4)	$75	$ 87,895
		$ 87,895
Total Convertible Bonds (identified cost $965,122)		$ 1,064,565

Convertible Preferred Stocks — 0.6%

Security	Shares	Value
Environmental — 0.4%
GFL Environmental, Inc., 6.00%, 3/15/23	23,000	$ 1,226,130
		$ 1,226,130
Security	Shares	Value
Healthcare — 0.2%
Becton Dickinson and Co., 6.00%, 6/1/23	12,000	$ 631,800
		$ 631,800
Total Convertible Preferred Stocks (identified cost $1,825,026)		$ 1,857,930

Corporate Bonds — 90.7%

Security	Principal Amount (000's omitted)*		Value
Aerospace — 1.0%
Moog, Inc., 4.25%, 12/15/27(4)		1,329	$ 1,360,630
Science Applications International Corp., 4.875%, 4/1/28(4)		1,127	1,146,170
Signature Aviation US Holdings, Inc., 4.00%, 3/1/28(4)		1,000	931,690
			$ 3,438,490
Air Transportation — 0.4%
Delta Air Lines, Inc., 7.375%, 1/15/26		496	$ 520,656
Delta Air Lines, Inc./SkyMiles IP, Ltd.:
4.50%, 10/20/25(4)		343	352,301
4.75%, 10/20/28(4)		344	357,410
			$ 1,230,367
Automotive & Auto Parts — 4.8%
Clarios Global, L.P.:
4.375%, 5/15/26(5)	EUR	772	$ 910,788
6.25%, 5/15/26(4)		467	490,548
6.75%, 5/15/25(4)		202	212,922
8.50%, 5/15/27(4)		1,491	1,549,373
Ford Motor Co.:
4.75%, 1/15/43		109	98,896
7.45%, 7/16/31		1,422	1,633,430
8.50%, 4/21/23		976	1,065,397
9.00%, 4/22/25		1,171	1,344,068
9.625%, 4/22/30(2)		490	633,499
Ford Motor Credit Co., LLC:
1.146%, (3 mo. USD LIBOR + 0.88%)10/12/21(6)		1,000	960,904
2.826%, (3 mo. USD LIBOR + 2.55%), 1/7/21(6)		419	417,515
3.096%, 5/4/23		374	366,146
3.20%, 1/15/21		1,000	1,000,387
3.37%, 11/17/23		747	737,196
3.813%, 10/12/21		200	200,875
3.815%, 11/2/27		242	230,955
4.125%, 8/17/27		3,341	3,255,387
4.25%, 9/20/22		200	202,060

7
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Automotive & Auto Parts (continued)
Ford Motor Credit Co., LLC: (continued)
5.125%, 6/16/25		405	$ 418,162
5.596%, 1/7/22		200	205,000
			$ 15,933,508
Banks & Thrifts — 1.8%
CIT Bank NA, 2.969% to 9/27/25(7)		1,000	$ 994,055
CIT Group, Inc., 6.125%, 3/9/28		670	766,185
Citigroup, Inc., 6.25% to 8/15/26(7)(8)		1,000	1,111,535
JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(7)(8)		3,066	3,008,513
			$ 5,880,288
Broadcasting — 4.8%
Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(4)		1,423	$ 1,010,209
iHeartCommunications, Inc.:
5.25%, 8/15/27(4)		500	488,345
6.375%, 5/1/26		26	26,581
8.375%, 5/1/27		1,717	1,694,621
Netflix, Inc.:
4.375%, 11/15/26(2)		500	545,480
4.875%, 6/15/30(4)		2,417	2,759,912
5.375%, 11/15/29(4)		707	834,189
Nexstar Escrow, Inc., 5.625%, 7/15/27(4)		1,395	1,465,468
Scripps Escrow, Inc., 5.875%, 7/15/27(4)		1,794	1,733,453
Sinclair Television Group, Inc., 5.50%, 3/1/30(4)		840	780,520
Sirius XM Radio, Inc.:
3.875%, 8/1/22(4)		1,000	1,011,875
4.125%, 7/1/30(4)		967	992,181
4.625%, 7/15/24(4)		453	469,138
5.00%, 8/1/27(4)		338	353,560
TEGNA, Inc.:
4.625%, 3/15/28(4)		438	429,371
4.75%, 3/15/26(4)		220	225,214
5.00%, 9/15/29(4)		1,001	989,428
			$ 15,809,545
Building Materials — 2.7%
Builders FirstSource, Inc.:
5.00%, 3/1/30(4)		1,676	$ 1,737,803
6.75%, 6/1/27(4)		299	320,678
Hillman Group, Inc. (The), 6.375%, 7/15/22(4)		1,195	1,172,313
Masonite International Corp., 5.375%, 2/1/28(4)		1,161	1,242,142
Standard Industries, Inc.:
2.25%, 11/21/26(4)	EUR	769	865,218
Security	Principal Amount (000's omitted)*		Value
Building Materials (continued)
Standard Industries, Inc.: (continued)
4.375%, 7/15/30(4)		495	$ 508,266
4.75%, 1/15/28(4)		1,000	1,040,000
5.00%, 2/15/27(4)		195	203,366
WESCO Distribution, Inc. Co.:
7.125%, 6/15/25(4)		434	473,331
7.25%, 6/15/28(4)		1,137	1,247,380
			$ 8,810,497
Cable/Satellite TV — 8.2%
CCO Holdings, LLC/CCO Holdings Capital Corp.:
4.00%, 3/1/23(4)		1,000	$ 1,013,995
4.25%, 2/1/31(4)		763	791,956
4.50%, 8/15/30(4)		568	597,138
4.50%, 5/1/32(4)		273	285,285
4.75%, 3/1/30(4)		2,313	2,451,780
5.375%, 6/1/29(4)		1,000	1,084,890
5.75%, 2/15/26(4)		585	609,131
CSC Holdings, LLC:
3.375%, 2/15/31(4)		442	428,519
4.125%, 12/1/30(4)		927	945,772
4.625%, 12/1/30(4)		1,224	1,231,485
5.50%, 5/15/26(4)		2,000	2,082,500
5.75%, 1/15/30(4)		1,052	1,119,291
5.875%, 9/15/22		2,000	2,118,750
6.50%, 2/1/29(4)		200	223,375
6.75%, 11/15/21		1,000	1,049,920
7.50%, 4/1/28(4)		1,200	1,327,338
DISH DBS Corp.:
5.875%, 7/15/22		1,000	1,041,000
6.75%, 6/1/21		285	292,410
7.75%, 7/1/26		260	286,163
Radiate Holdco, LLC/Radiate Finance, Inc., 6.50%, 9/15/28(4)		587	603,370
UPC Holding B.V., 5.50%, 1/15/28(4)		766	792,331
Virgin Media Finance PLC, 5.00%, 7/15/30(4)		1,152	1,147,680
Virgin Media Secured Finance PLC, 5.50%, 8/15/26(4)		332	346,732
Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(5)	GBP	553	722,001
VTR Comunicaciones SpA, 5.125%, 1/15/28(4)		257	266,124
VTR Finance NV, 6.375%, 7/15/28(4)		1,213	1,275,166
Ziggo B.V.:
4.875%, 1/15/30(4)		433	448,967
5.50%, 1/15/27(4)		899	943,361
Ziggo Bond Co. B.V., 6.00%, 1/15/27(4)		1,420	1,471,475
			$ 26,997,905

8
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Capital Goods — 1.4%
Colfax Corp.:
6.00%, 2/15/24(4)		129	$ 134,376
6.375%, 2/15/26(4)		1,000	1,061,565
Navistar International Corp.:
6.625%, 11/1/25(4)		1,671	1,717,997
9.50%, 5/1/25(4)		1,392	1,566,042
			$ 4,479,980
Chemicals — 1.4%
Compass Minerals International, Inc., 6.75%, 12/1/27(4)		1,840	$ 1,990,310
Univar Solutions USA, Inc., 5.125%, 12/1/27(4)		1,118	1,149,237
WR Grace & Co-Conn, 4.875%, 6/15/27(4)		1,553	1,606,695
			$ 4,746,242
Consumer Products — 2.1%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(4)		716	$ 756,275
Edgewell Personal Care Co., 5.50%, 6/1/28(4)		954	1,005,149
Energizer Holdings, Inc.:
4.375%, 3/31/29(4)		357	361,463
4.75%, 6/15/28(4)		700	725,340
6.375%, 7/15/26(4)		97	104,355
7.75%, 1/15/27(4)		585	640,209
Prestige Brands, Inc., 5.125%, 1/15/28(4)		1,116	1,155,060
Spectrum Brands, Inc.:
5.00%, 10/1/29(4)		629	654,160
5.50%, 7/15/30(4)		302	319,176
5.75%, 7/15/25		1,000	1,033,500
			$ 6,754,687
Containers — 2.9%
ARD Finance S.A.:
5.00%, (5.00% cash or 5.75% PIK), 6/30/27(5)(9)	EUR	1,080	$ 1,239,908
6.50%, (6.50% cash or 7.25% PIK), 6/30/27(4)(9)		904	900,429
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.125%, 8/15/26(4)		1,000	1,015,000
5.25%, 8/15/27(4)		490	499,800
5.25%, 8/15/27(4)		928	946,560
Berry Global, Inc.:
4.50%, 2/15/26(2)(4)		110	111,306
5.125%, 7/15/23		214	217,499
6.00%, 10/15/22		500	502,275
Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26		1,165	1,210,872
Crown Americas, LLC/Crown Americas Capital Corp. VI, 4.75%, 2/1/26		190	197,801
Security	Principal Amount (000's omitted)*		Value
Containers (continued)
Intelligent Packaging, Ltd. Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC, 6.00%, 9/15/28(4)		325	$ 330,176
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(4)		270	273,510
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu, 7.00%, 7/15/24(4)		1,219	1,240,942
Silgan Holdings, Inc., 2.25%, 6/1/28	EUR	311	356,428
Trivium Packaging Finance B.V.:
5.50%, 8/15/26(4)		224	232,507
8.50%, 8/15/27(4)		284	306,720
			$ 9,581,733
Diversified Financial Services — 1.8%
AG Issuer, LLC, 6.25%, 3/1/28(4)		1,385	$ 1,381,537
Ally Financial, Inc., 4.25%, 4/15/21		1,000	1,017,177
Cargo Aircraft Management, Inc., 4.75%, 2/1/28(4)		878	888,843
DAE Funding, LLC, 4.50%, 8/1/22(4)		235	232,944
MSCI, Inc.:
3.625%, 9/1/30(4)		1,178	1,210,395
3.875%, 2/15/31(4)		552	575,984
Nationstar Mortgage Holdings, Inc., 5.50%, 8/15/28(4)		35	35,022
Quicken Loans, LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/1/29(4)		596	591,903
			$ 5,933,805
Diversified Media — 1.5%
ANGI Group, LLC, 3.875%, 8/15/28(4)		222	$ 220,196
Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/27(4)		509	489,404
Nielsen Co. Luxembourg S.a.r.l. (The), 5.00%, 2/1/25(2)(4)		500	509,062
Nielsen Finance, LLC/Nielsen Finance Co.:
5.625%, 10/1/28(4)		224	230,720
5.875%, 10/1/30(4)		224	232,260
Terrier Media Buyer, Inc., 8.875%, 12/15/27(4)		2,019	2,037,928
TripAdvisor, Inc., 7.00%, 7/15/25(4)		1,103	1,151,946
			$ 4,871,516
Energy — 2.7%
AmeriGas Partners, L.P./AmeriGas Finance Corp.:
5.50%, 5/20/25		500	$ 538,458
5.625%, 5/20/24		76	80,636
5.75%, 5/20/27		1,000	1,097,905
5.875%, 8/20/26		100	110,155
Archrock Partners, L.P./Archrock Partners Finance Corp.:
6.25%, 4/1/28(4)		1,259	1,189,755
6.875%, 4/1/27(4)		500	481,355

9
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Energy (continued)
Crestwood Midstream Partners, L.P./Crestwood Midstream Finance Corp., 5.625%, 5/1/27(2)(4)	1,038	$ 929,809
Ferrellgas, L.P./Ferrellgas Finance Corp., 10.00%, 4/15/25(4)	1,500	1,627,500
Nabors Industries, Ltd.:
7.25%, 1/15/26(4)	213	105,701
7.50%, 1/15/28(4)	1,230	595,781
Precision Drilling Corp.:
7.125%, 1/15/26(4)	1,000	646,740
7.75%, 12/15/23	44	33,578
Tervita Escrow Corp., 7.625%, 12/1/21(4)	1,579	1,445,282
		$ 8,882,655
Entertainment/Film — 0.4%
AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(2)(4)	517	$ 387,750
Cinemark USA, Inc., 4.875%, 6/1/23	500	428,438
Live Nation Entertainment, Inc., 4.75%, 10/15/27(4)	395	370,559
		$ 1,186,747
Environmental — 1.9%
Covanta Holding Corp.:
5.00%, 9/1/30	415	$ 419,378
5.875%, 7/1/25	1,165	1,208,565
6.00%, 1/1/27	1,000	1,043,560
GFL Environmental, Inc.:
3.75%, 8/1/25(4)	387	386,758
7.00%, 6/1/26(4)	735	776,215
8.50%, 5/1/27(4)	1,478	1,606,401
Waste Pro USA, Inc., 5.50%, 2/15/26(4)	845	857,587
		$ 6,298,464
Food & Drug Retail — 0.8%
Albertsons Cos., LLC/Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:
4.875%, 2/15/30(4)	1,360	$ 1,419,160
5.875%, 2/15/28(4)	1,295	1,384,601
		$ 2,803,761
Food/Beverage/Tobacco — 3.1%
Central Garden & Pet Co., 5.125%, 2/1/28	1,075	$ 1,132,577
Kraft Heinz Foods Co.:
3.875%, 5/15/27(4)	495	528,318
4.25%, 3/1/31(4)	495	544,076
4.375%, 6/1/46	2,064	2,125,236
5.50%, 6/1/50(4)	495	568,369
Performance Food Group, Inc.:
5.50%, 10/15/27(4)	1,027	1,059,689
Security	Principal Amount (000's omitted)*		Value
Food/Beverage/Tobacco (continued)
Performance Food Group, Inc.: (continued)
6.875%, 5/1/25(2)(4)		231	$ 247,026
Post Holdings, Inc.:
4.625%, 4/15/30(4)		276	284,280
5.00%, 8/15/26(4)		1,000	1,026,735
5.50%, 12/15/29(4)		500	535,637
TreeHouse Foods, Inc., 4.00%, 9/1/28		528	534,999
US Foods, Inc., 5.875%, 6/15/24(4)		1,558	1,572,100
			$ 10,159,042
Healthcare — 11.1%
AdaptHealth, LLC, 6.125%, 8/1/28(4)		815	$ 845,725
AMN Healthcare, Inc., 4.625%, 10/1/27(4)		977	1,003,257
Avantor Funding, Inc., 4.625%, 7/15/28(4)		1,412	1,466,715
Catalent Pharma Solutions, Inc.:
2.375%, 3/1/28(5)	EUR	893	1,009,698
4.875%, 1/15/26(4)		1,065	1,090,091
5.00%, 7/15/27(4)		187	194,796
Centene Corp.:
3.00%, 10/15/30(10)		938	956,760
3.375%, 2/15/30		1,026	1,066,081
4.25%, 12/15/27		339	355,525
4.625%, 12/15/29		1,093	1,180,391
4.75%, 1/15/25		500	514,525
5.25%, 4/1/25(4)		1,381	1,436,930
5.375%, 6/1/26(4)		685	723,853
5.375%, 8/15/26(4)		545	578,953
Change Healthcare Holdings, LLC/Change Healthcare Finance, Inc., 5.75%, 3/1/25(4)		709	718,749
Charles River Laboratories International, Inc.:
4.25%, 5/1/28(4)		410	430,984
5.50%, 4/1/26(4)		555	585,525
DaVita, Inc., 3.75%, 2/15/31(4)		955	922,578
Emergent BioSolutions, Inc., 3.875%, 8/15/28(4)		545	548,504
Encompass Health Corp.:
4.50%, 2/1/28		362	364,422
4.625%, 4/1/31(10)		405	405,000
4.75%, 2/1/30		1,142	1,160,535
Grifols S.A.:
1.625%, 2/15/25(5)	EUR	500	580,456
2.25%, 11/15/27(5)	EUR	465	543,071
HCA, Inc.:
3.50%, 9/1/30		1,033	1,053,915
5.00%, 3/15/24		1,000	1,121,496
5.375%, 9/1/26		1,405	1,555,159

10
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*		Value
Healthcare (continued)
HCA, Inc.: (continued)
5.625%, 9/1/28		495	$ 567,134
5.875%, 2/15/26		1,000	1,121,250
5.875%, 2/1/29		286	333,678
Hologic, Inc.:
3.25%, 2/15/29(4)		469	472,811
4.375%, 10/15/25(4)		2,095	2,143,185
IQVIA, Inc., 5.00%, 5/15/27(4)		200	210,107
Jaguar Holding Co. II/PPD Development, L.P.:
4.625%, 6/15/25(4)		493	508,594
5.00%, 6/15/28(4)		435	454,575
LifePoint Health, Inc.:
4.375%, 2/15/27(4)		488	489,830
6.75%, 4/15/25(4)		301	317,555
Molina Healthcare, Inc., 4.375%, 6/15/28(4)		1,031	1,053,166
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(4)		2,967	3,052,301
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(4)		1,238	1,318,470
Team Health Holdings, Inc., 6.375%, 2/1/25(4)		490	338,100
Teleflex, Inc.:
4.25%, 6/1/28(4)		98	101,552
4.625%, 11/15/27		1,245	1,313,245
Varex Imaging Corp., 7.875%, 10/15/27(4)		281	291,537
Verscend Escrow Corp., 9.75%, 8/15/26(4)		161	175,456
			$ 36,676,240
Homebuilders/Real Estate — 6.3%
Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco LLC, 5.75%, 5/15/26(4)		440	$ 347,576
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.:
4.875%, 2/15/30(4)		659	617,450
6.25%, 9/15/27(4)		163	164,679
Consus Real Estate AG, 9.625%, 5/15/24(5)	EUR	1,337	1,676,950
Ellaktor Value PLC, 6.375%, 12/15/24(5)	EUR	1,149	1,176,152
Equinix, Inc., 5.375%, 5/15/27		1,000	1,091,235
ESH Hospitality, Inc.:
4.625%, 10/1/27(4)		451	443,117
5.25%, 5/1/25(4)		1,500	1,517,212
Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(4)		2,219	2,246,737
HAT Holdings I, LLC/HAT Holdings II, LLC:
3.75%, 9/15/30(4)		449	452,367
6.00%, 4/15/25(4)		1,294	1,380,116
Iron Mountain, Inc.:
4.50%, 2/15/31(4)		335	337,476
5.25%, 7/15/30(4)		805	840,722
Security	Principal Amount (000's omitted)*		Value
Homebuilders/Real Estate (continued)
Iron Mountain, Inc.: (continued)
5.625%, 7/15/32(4)		543	$ 574,149
Mattamy Group Corp., 4.625%, 3/1/30(4)		1,000	1,014,320
Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(4)		341	351,869
Pike Corp., 5.50%, 9/1/28(4)		1,195	1,206,131
SBA Communications Corp.:
3.875%, 2/15/27(4)		1,000	1,016,250
4.00%, 10/1/22		240	242,250
Shea Homes, L.P./Shea Homes Funding Corp.:
4.75%, 2/15/28(4)		994	993,846
4.75%, 4/1/29(4)		222	221,861
Taylor Morrison Communities, Inc.:
5.125%, 8/1/30(4)		309	331,209
5.75%, 1/15/28(4)		306	335,506
5.875%, 6/15/27(4)		224	247,471
TRI Pointe Group, Inc., 5.70%, 6/15/28		136	149,260
Vivion Investments S.a.r.l.:
3.00%, 8/8/24(5)	EUR	1,500	1,549,832
3.50%, 11/1/25(5)	EUR	100	102,291
Weekley Homes, LLC/Weekley Finance Corp., 4.875%, 9/15/28(4)		199	201,488
			$ 20,829,522
Hotels — 0.2%
Hilton Domestic Operating Co., Inc.:
5.375%, 5/1/25(4)		199	$ 206,916
5.75%, 5/1/28(4)		300	317,813
			$ 524,729
Insurance — 2.5%
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(4)		1,228	$ 1,290,395
AmWINS Group, Inc., 7.75%, 7/1/26(4)		715	767,595
GTCR AP Finance, Inc., 8.00%, 5/15/27(4)		1,371	1,457,544
HUB International, Ltd., 7.00%, 5/1/26(4)		1,777	1,843,202
NFP Corp., 6.875%, 8/15/28(4)		1,295	1,310,670
USI, Inc., 6.875%, 5/1/25(4)		1,500	1,523,423
			$ 8,192,829
Leisure — 0.9%
Powdr Corp., 6.00%, 8/1/25(4)		1,490	$ 1,529,112
Viking Cruises, Ltd., 5.875%, 9/15/27(4)		1,850	1,441,844
			$ 2,970,956

11
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Metals/Mining — 1.7%
Arconic Rolled Products Corp., 6.125%, 2/15/28(4)	1,000	$ 1,029,375
Constellium SE, 5.875%, 2/15/26(4)	1,070	1,099,869
Hudbay Minerals, Inc., 6.125%, 4/1/29(4)	1,461	1,451,869
Novelis Corp.:
4.75%, 1/30/30(4)	927	906,592
5.875%, 9/30/26(4)	1,000	1,028,750
		$ 5,516,455
Other — 0.1%
Specialty Building Products Holdings, LLC/SBP Finance Corp., 6.375%, 9/30/26(4)	223	$ 227,321
		$ 227,321
Paper — 0.4%
Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(4)	1,218	$ 1,285,751
		$ 1,285,751
Railroad — 0.4%
Watco Cos., LLC/Watco Finance Corp., 6.50%, 6/15/27(4)	1,312	$ 1,344,800
		$ 1,344,800
Restaurants — 1.1%
IRB Holding Corp.:
6.75%, 2/15/26(4)	1,000	$ 1,001,875
7.00%, 6/15/25(4)	1,691	1,806,030
Yum! Brands, Inc.:
3.625%, 3/15/31	562	563,054
7.75%, 4/1/25(4)	122	134,963
		$ 3,505,922
Services — 4.4%
Allied Universal Holdco, LLC:
6.625%, 7/15/26(4)	939	$ 1,001,209
9.75%, 7/15/27(4)	547	595,278
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.:
5.25%, 3/15/25(4)	1,315	1,201,515
5.75%, 7/15/27(4)	247	223,157
5.75%, 7/15/27(4)	325	293,178
6.375%, 4/1/24(2)(4)	110	104,808
Gartner, Inc.:
3.75%, 10/1/30(4)	333	337,471
4.50%, 7/1/28(4)	893	936,712
GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(4)	1,480	1,468,900
GW B-CR Security Corp., 9.50%, 11/1/27(4)	379	398,591
Security	Principal Amount (000's omitted)*	Value
Services (continued)
IAA, Inc., 5.50%, 6/15/27(4)	123	$ 128,304
KAR Auction Services, Inc., 5.125%, 6/1/25(4)	1,356	1,357,668
Korn Ferry, 4.625%, 12/15/27(4)	1,145	1,162,175
Sabre GLBL, Inc., 9.25%, 4/15/25(4)	699	770,609
ServiceMaster Co., LLC (The):
5.125%, 11/15/24(4)	750	768,750
7.45%, 8/15/27	1,000	1,094,810
TMS International Corp., 7.25%, 8/15/25(4)	376	352,970
United Rentals North America, Inc.:
3.875%, 11/15/27	2,000	2,062,500
3.875%, 2/15/31	325	330,484
		$ 14,589,089
Steel — 0.9%
Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(4)	1,219	$ 1,234,877
Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(2)(4)	1,654	1,596,110
		$ 2,830,987
Super Retail — 2.7%
Asbury Automotive Group, Inc.:
4.50%, 3/1/28(4)	691	$ 696,615
4.75%, 3/1/30(4)	177	178,659
Burlington Coat Factory Warehouse Corp., 6.25%, 4/15/25(4)	413	435,457
Group 1 Automotive, Inc., 4.00%, 8/15/28(4)	935	920,391
Ken Garff Automotive, LLC, 4.875%, 9/15/28(4)	765	754,481
L Brands, Inc.:
6.625%, 10/1/30(4)	446	454,920
6.75%, 7/1/36	84	82,478
6.875%, 11/1/35	461	455,090
6.875%, 7/1/25(4)	193	208,732
7.60%, 7/15/37	88	81,318
9.375%, 7/1/25(4)	135	155,081
Lithia Motors, Inc.:
4.375%, 1/15/31(4)(10)	172	172,000
4.625%, 12/15/27(4)	1,173	1,214,055
Michaels Stores, Inc., 4.75%, 10/1/27(4)(10)	178	176,776
Penske Automotive Group, Inc., 3.50%, 9/1/25	540	536,290
Sonic Automotive, Inc., 6.125%, 3/15/27	2,000	2,072,120
William Carter Co. (The):
5.50%, 5/15/25(4)	137	143,764
5.625%, 3/15/27(4)	229	239,591
		$ 8,977,818
Technology — 5.3%
Alliance Data Systems Corp., 4.75%, 12/15/24(4)	366	$ 343,738

12
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Technology (continued)
Black Knight InfoServ, LLC, 3.625%, 9/1/28(4)	373	$ 377,663
Booz Allen Hamilton, Inc., 3.875%, 9/1/28(4)	663	681,846
CDK Global, Inc., 5.25%, 5/15/29(4)	147	156,693
Dell International, LLC/EMC Corp.:
5.85%, 7/15/25(4)	209	244,275
5.875%, 6/15/21(4)	662	664,092
6.10%, 7/15/27(4)	419	495,304
6.20%, 7/15/30(4)	210	252,177
7.125%, 6/15/24(4)	755	786,181
EIG Investors Corp., 10.875%, 2/1/24(2)	2,000	2,087,290
Entegris, Inc.:
4.375%, 4/15/28(4)	393	405,036
4.625%, 2/10/26(4)	299	306,418
Expedia Group, Inc.:
6.25%, 5/1/25(4)	199	219,583
7.00%, 5/1/25(4)	100	108,246
Go Daddy Operating Co., LLC/GD Finance Co., Inc., 5.25%, 12/1/27(4)	1,700	1,772,734
j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(4)	400	416,520
Logan Merger Sub, Inc., 5.50%, 9/1/27(4)	1,329	1,351,427
NXP BV/NXP Funding, LLC, 3.875%, 9/1/22(4)	500	528,610
ON Semiconductor Corp., 3.875%, 9/1/28(4)	767	779,234
Open Text Corp., 3.875%, 2/15/28(4)	345	349,582
Open Text Holdings, Inc., 4.125%, 2/15/30(4)	602	620,229
Presidio Holdings, Inc.:
4.875%, 2/1/27(4)	120	121,820
8.25%, 2/1/28(4)	794	834,196
PTC, Inc.:
3.625%, 2/15/25(4)	172	174,903
4.00%, 2/15/28(4)	173	178,138
Qorvo, Inc.:
3.375%, 4/1/31(4)	443	451,417
4.375%, 10/15/29	557	592,771
Riverbed Technology, Inc., 8.875%, 3/1/23(4)	585	409,500
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26(4)	708	742,957
Sensata Technologies, Inc.:
3.75%, 2/15/31(4)	325	323,781
4.375%, 2/15/30(4)	199	209,453
SS&C Technologies, Inc., 5.50%, 9/30/27(4)	148	157,468
Switch, Ltd., 3.75%, 9/15/28(4)	269	272,363
		$ 17,415,645
Security	Principal Amount (000's omitted)*	Value
Telecommunications — 5.3%
CenturyLink, Inc.:
5.125%, 12/15/26(4)	1,000	$ 1,028,845
Series W, 6.75%, 12/1/23	123	135,146
Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(4)	1,788	1,796,404
Consolidated Communications, Inc., 6.50%, 10/1/28(4)(10)	312	319,020
DKT Finance ApS, 9.375%, 6/17/23(4)	500	517,500
Front Range BidCo, Inc., 6.125%, 3/1/28(4)	284	293,182
Intelsat Jackson Holdings S.A., 8.50%, 10/15/24(4)(11)	193	124,948
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(4)	1,252	1,309,905
Level 3 Financing, Inc.:
4.25%, 7/1/28(4)	988	1,004,124
5.375%, 1/15/24	355	359,560
Sprint Corp.:
7.125%, 6/15/24	1,000	1,151,870
7.25%, 9/15/21	1,000	1,047,500
7.625%, 3/1/26	1,000	1,209,900
7.875%, 9/15/23	2,093	2,401,979
Telecom Italia Capital S.A., 6.00%, 9/30/34	569	662,140
Telecom Italia SpA, 5.303%, 5/30/24(4)	366	397,997
T-Mobile USA, Inc.:
4.50%, 2/1/26	245	252,907
4.75%, 2/1/28	275	294,522
6.00%, 4/15/24	270	275,991
6.50%, 1/15/26	1,000	1,046,250
ViaSat, Inc.:
5.625%, 4/15/27(4)	225	231,891
6.50%, 7/15/28(4)	1,250	1,253,744
Vmed O2 UK Financing I PLC, 4.25%, 1/31/31(2)(4)	338	345,394
		$ 17,460,719
Utilities — 3.7%
AES Corp., 5.125%, 9/1/27	2,000	$ 2,134,830
Calpine Corp.:
4.625%, 2/1/29(4)	325	325,203
5.00%, 2/1/31(4)	435	444,211
5.125%, 3/15/28(4)	2,756	2,856,360
Clearway Energy Operating, LLC, 4.75%, 3/15/28(4)	1,196	1,241,974
Drax Finco PLC, 6.625%, 11/1/25(4)	1,323	1,379,228
NextEra Energy Operating Partners, L.P.:
4.25%, 9/15/24(4)	155	161,781
4.50%, 9/15/27(4)	227	244,593
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(4)	1,310	1,361,581

13
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)*	Value
Utilities (continued)
TerraForm Power Operating, LLC:
4.25%, 1/31/23(4)	650	$ 667,732
4.75%, 1/15/30(4)	1,000	1,064,710
5.00%, 1/31/28(4)	402	440,813
		$ 12,323,016
Total Corporate Bonds (identified cost $292,177,448)		$ 298,471,031

Preferred Stocks — 0.1%

Security	Shares	Value
Building Materials — 0.1%
WESCO International, Inc., Series A	11,970	$ 335,160
Total Preferred Stocks (identified cost $320,161)		$ 335,160

Senior Floating-Rate Loans — 5.1%(12)

Security	Principal Amount (000's omitted)	Value
Automotive & Auto Parts — 0.6%
Clarios Global, L.P., Term Loan, 3.647%, (1 mo. USD LIBOR + 3.50%), 4/30/26	$993	$ 968,910
Navistar International Corporation, Term Loan, 3.66%, (1 mo. USD LIBOR + 3.50%), 11/6/24	1,018	1,012,472
		$ 1,981,382
Building Materials — 0.0%(3)
Hillman Group, Inc. (The), Term Loan, 4.147%, (1 mo. USD LIBOR + 4.00%), 5/31/25	$177	$ 173,882
		$ 173,882
Capital Goods — 0.4%
Welbilt, Inc., Term Loan, 2.647%, (1 mo. USD LIBOR + 2.50%), 10/23/25	$1,434	$ 1,307,629
		$ 1,307,629
Diversified Media — 0.3%
Nielsen Finance, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 6/4/25	$172	$ 171,570
Terrier Media Buyer, Inc., Term Loan, 4.396%, (1 mo. USD LIBOR + 4.25%), 12/17/26	992	970,417
		$ 1,141,987
Security	Principal Amount (000's omitted)	Value
Food, Beverage & Tobacco — 0.4%
BellRing Brands, LLC, Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), 10/21/24	$1,157	$ 1,161,368
		$ 1,161,368
Health Care — 0.2%
Envision Healthcare Corporation, Term Loan, 3.896%, (1 mo. USD LIBOR + 3.75%), 10/10/25	$432	$ 311,114
RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.897%, (1 mo. USD LIBOR + 3.75%), 11/17/25	429	417,724
		$ 728,838
Insurance — 1.1%
Asurion, LLC, Term Loan - Second Lien, 6.646%, (1 mo. USD LIBOR + 6.50%), 8/4/25	$3,241	$ 3,255,088
Sedgwick Claims Management Services, Inc., Term Loan, 3.397%, (1 mo. USD LIBOR + 3.25%), 12/31/25	437	422,925
		$ 3,678,013
Metals/Mining — 0.3%
GrafTech Finance, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/12/25	$868	$ 860,222
		$ 860,222
Services — 0.6%
AlixPartners, LLP, Term Loan, 2.647%, (1 mo. USD LIBOR + 2.50%), 4/4/24	$992	$ 969,961
KAR Auction Services, Inc., Term Loan, 2.437%, (1 mo. USD LIBOR + 2.25%), 9/19/26	990	959,063
		$ 1,929,024
Super Retail — 0.6%
PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/11/22	$1,870	$ 1,868,323
		$ 1,868,323
Technology — 0.2%
SS&C Technologies Holdings Europe S.a.r.l., Term Loan, 1.896%, (1 mo. USD LIBOR + 1.75%), 4/16/25	$76	$ 74,086
SS&C Technologies, Inc.:
Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 4/16/25	111	107,479
Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 4/16/25	443	429,629
		$ 611,194

14
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Telecommunications — 0.4%
Intelsat Jackson Holdings S.A., Term Loan, 8.625%, 1/2/24(13)	$1,170	$ 1,186,087
		$ 1,186,087
Total Senior Floating-Rate Loans (identified cost $16,157,523)		$ 16,627,949

Warrants — 0.0%(3)

Security	Shares	Value
Broadcasting — 0.0%(3)
iHeartMedia, Inc., Exp. 5/1/39(1)	5,646	$ 45,845
Total Warrants (identified cost $93,577)		$ 45,845

Short-Term Investments — 2.5%

Other — 2.0%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(14)	6,469,661	$ 6,470,308
Total Other (identified cost $6,470,750)		$ 6,470,308

Securities Lending Collateral — 0.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(15)	1,797,565	$ 1,797,565
Total Securities Lending Collateral (identified cost $1,797,565)		$ 1,797,565
Total Short-Term Investments (identified cost $8,268,315)		$ 8,267,873
Total Investments — 100.1% (identified cost $322,242,964)		$ 329,322,961

Other Assets, Less Liabilities — (0.1)%	$ (261,390)

Net Assets — 100.0%	$ 329,061,571

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
*	In U.S. dollars unless otherwise indicated.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $3,416,168.
(3)	Amount is less than 0.05%.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2020, the aggregate value of these securities is $214,195,242 or 65.1% of the Fund's net assets.
(5)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At September 30, 2020, the aggregate value of these securities is $9,511,147 or 2.9% of the Fund's net assets.
(6)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2020.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.
(8)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(9)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer's discretion.
(10)	When-issued security.
(11)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(12)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(13)	Fixed-rate loan.
(14)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(15)	Represents investment of cash collateral received in connection with securities lending.

15
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Schedule of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	9,367,420	EUR	7,943,499	State Street Bank and Trust Company	10/30/20	$ 48,685	$ —
USD	870,517	EUR	737,317	State Street Bank and Trust Company	10/30/20	5,550	—
USD	86,382	EUR	72,779	State Street Bank and Trust Company	10/30/20	1,003	—
USD	737,833	GBP	568,533	State Street Bank and Trust Company	10/30/20	4,120	—
						$59,358	$ —

Abbreviations:
LIBOR	– London Interbank Offered Rate
PIK	– Payment In Kind

Currency Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– United States Dollar
16
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Statement of Assets and Liabilities

September 30, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $315,772,214) - including $3,416,168 of securities on loan	$ 322,852,653
Investments in securities of affiliated issuers, at value (identified cost $6,470,750)	6,470,308
Receivable for open forward foreign currency exchange contracts	59,358
Cash	123,576
Receivable for investments sold	646,585
Receivable for capital shares sold	917,419
Dividends and interest receivable	4,184,528
Dividends receivable - affiliated	1,301
Securities lending income receivable	835
Tax reclaims receivable	4,813
Receivable from affiliate	1,273
Trustees' deferred compensation plan	126,928
Total assets	$335,389,577
Liabilities
Due to custodian - foreign currency, at value (cost $6,700)	$ 6,739
Payable for investments purchased	22,200
Payable for when-issued securities	2,004,800
Payable for capital shares redeemed	1,975,588
Distributions payable	94,821
Deposits for securities loaned	1,797,565
Payable to affiliates:
Investment advisory fee	128,500
Administrative fee	32,125
Distribution and service fees	14,312
Sub-transfer agency fee	3,578
Trustees' deferred compensation plan	126,928
Accrued expenses	120,850
Total liabilities	$ 6,328,006
Net Assets	$329,061,571
Sources of Net Assets
Paid-in capital	$ 338,475,139
Accumulated loss	(9,413,568)
Total	$329,061,571
Class A Shares
Net Assets	$ 49,681,628
Shares Outstanding	1,870,484
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 26.56
Maximum Offering Price Per Share (100 ÷ 96.25 of net asset value per share)	$ 27.59
Class C Shares
Net Assets	$ 5,106,078
Shares Outstanding	189,282
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 26.98
17
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Statement of Assets and Liabilities — continued

September 30, 2020
Class I Shares
Net Assets	$274,029,982
Shares Outstanding	10,466,834
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 26.18
Class R6 Shares
Net Assets	$ 243,883
Shares Outstanding	9,311
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 26.19

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
18
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Statement of Operations

Year Ended
September 30, 2020
Investment Income
Dividend income	$ 54,180
Dividend income - affiliated issuers	5,753
Interest and other income (net of foreign taxes withheld of $1,010)	13,130,219
Securities lending income, net	21,452
Total investment income	$13,211,604
Expenses
Investment advisory fee	$ 1,192,007
Administrative fee	298,002
Distribution and service fees:
Class A	123,165
Class C	40,844
Trustees' fees and expenses	9,878
Custodian fees	9,061
Transfer agency fees and expenses	227,484
Accounting fees	55,406
Professional fees	41,546
Registration fees	75,218
Reports to shareholders	26,815
Miscellaneous	31,993
Total expenses	$ 2,131,419
Waiver and/or reimbursement of expenses by affiliate	$ (53,509)
Reimbursement of expenses - other	(3,007)
Net expenses	$ 2,074,903
Net investment income	$11,136,701
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (2,113,258)
Investment securities - affiliated issuers	2,644
Foreign currency transactions	2,451
Forward foreign currency exchange contracts	(490,052)
Net realized loss	$ (2,598,215)
Change in unrealized appreciation (depreciation):
Investment securities	$ 2,974,078
Investment securities - affiliated issuers	(442)
Foreign currency	3,111
Forward foreign currency exchange contracts	25,251
Net change in unrealized appreciation (depreciation)	$ 3,001,998
Net realized and unrealized gain	$ 403,783
Net increase in net assets from operations	$11,540,484
19
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 11,136,701	$ 8,703,974
Net realized loss	(2,598,215)	(1,761,742)
Net change in unrealized appreciation (depreciation)	3,001,998	5,040,860
Net increase in net assets from operations	$ 11,540,484	$ 11,983,092
Distributions to shareholders:
Class A	$ (2,299,606)	$ (2,264,141)
Class C	(158,948)	(161,351)
Class I	(9,437,095)	(6,413,168)
Class R6	(6,439)	(558)
Total distributions to shareholders	$ (11,902,088)	$ (8,839,218)
Capital share transactions:
Class A	$ (360,409)	$ (643,181)
Class C	1,225,417	(566,132)
Class I	123,339,654	21,983,528
Class R6	178,331	56,585 (1)
Net increase in net assets from capital share transactions	$124,382,993	$ 20,830,800
Net increase in net assets	$124,021,389	$ 23,974,674
Net Assets
At beginning of year	$ 205,040,182	$ 181,065,508
At end of year	$329,061,571	$205,040,182

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
20
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Financial Highlights

	Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 27.20	$ 26.73	$ 27.67	$ 27.30	$ 26.32
Income (Loss) From Operations
Net investment income(1)	$ 1.15	$ 1.24	$ 1.23	$ 1.30	$ 1.43
Net realized and unrealized gain (loss)	(0.56)	0.49	(0.96)	0.36	0.96
Total income from operations	$ 0.59	$ 1.73	$ 0.27	$ 1.66	$ 2.39
Less Distributions
From net investment income	$ (1.23)	$ (1.26)	$ (1.21)	$ (1.29)	$ (1.41)
Total distributions	$ (1.23)	$ (1.26)	$ (1.21)	$ (1.29)	$ (1.41)
Net asset value — End of year	$ 26.56	$ 27.20	$ 26.73	$ 27.67	$ 27.30
Total Return(2)	2.30%	6.70%	1.00%	6.23%	9.43%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$49,682	$51,273	$51,118	$61,471	$71,817
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.04%	1.07%	1.10%	1.21%	1.34%
Net expenses	1.02%	1.04%	1.07%	1.07%	1.07%
Net investment income	4.36%	4.65%	4.53%	4.74%	5.41%
Portfolio Turnover	49%	39%	49%	67%	129%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
21
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 27.62	$ 27.14	$ 28.07	$ 27.68	$ 26.67
Income (Loss) From Operations
Net investment income(1)	$ 0.96	$ 1.05	$ 1.04	$ 1.11	$ 1.22
Net realized and unrealized gain (loss)	(0.55)	0.50	(0.97)	0.36	0.98
Total income from operations	$ 0.41	$ 1.55	$ 0.07	$ 1.47	$ 2.20
Less Distributions
From net investment income	$ (1.05)	$ (1.07)	$ (1.00)	$ (1.08)	$ (1.19)
Total distributions	$ (1.05)	$ (1.07)	$ (1.00)	$ (1.08)	$ (1.19)
Net asset value — End of year	$26.98	$27.62	$27.14	$28.07	$27.68
Total Return(2)	1.58%	5.89%	0.27%	5.43%	8.50%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,106	$ 3,977	$ 4,476	$ 5,507	$ 5,572
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.79%	1.82%	1.85%	2.38%	2.28%
Net expenses	1.77%	1.79%	1.82%	1.82%	1.91%
Net investment income	3.58%	3.91%	3.77%	3.98%	4.58%
Portfolio Turnover	49%	39%	49%	67%	129%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
22
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 26.80	$ 26.35	$ 27.27	$ 26.93	$ 25.98
Income (Loss) From Operations
Net investment income(1)	$ 1.18	$ 1.29	$ 1.30	$ 1.37	$ 1.49
Net realized and unrealized gain (loss)	(0.52)	0.47	(0.94)	0.35	0.96
Total income from operations	$ 0.66	$ 1.76	$ 0.36	$ 1.72	$ 2.45
Less Distributions
From net investment income	$ (1.28)	$ (1.31)	$ (1.28)	$ (1.38)	$ (1.50)
Total distributions	$ (1.28)	$ (1.31)	$ (1.28)	$ (1.38)	$ (1.50)
Net asset value — End of year	$ 26.18	$ 26.80	$ 26.35	$ 27.27	$ 26.93
Total Return(2)	2.59%	6.93%	1.35%	6.57%	9.81%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$274,030	$149,733	$125,471	$76,980	$80,815
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.79%	0.82%	0.85%	0.79%	0.92%
Net expenses	0.77%	0.76%	0.74%	0.74%	0.74%
Net investment income	4.53%	4.92%	4.87%	5.06%	5.76%
Portfolio Turnover	49%	39%	49%	67%	129%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
23
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Financial Highlights — continued

	Class R6
	Year Ended September 30,	Period Ended September 30,
	2020	2019 (1)
Net asset value — Beginning of period	$ 26.81	$ 25.96
Income (Loss) From Operations
Net investment income(2)	$ 1.17	$ 0.85
Net realized and unrealized gain (loss)	(0.49)	0.86
Total income from operations	$ 0.68	$ 1.71
Less Distributions
From net investment income	$ (1.30)	$ (0.86)
Total distributions	$ (1.30)	$ (0.86)
Net asset value — End of period	$26.19	$26.81
Total Return(3)	2.66%	6.67% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 244	$ 57
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.73%	0.74% (6)
Net expenses	0.71%	0.71% (6)
Net investment income	4.51%	4.85% (6)
Portfolio Turnover	49%	39% (7)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	For the year ended September 30, 2019.
24
See Notes to Financial Statements.

Calvert
High Yield Bond Fund
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert High Yield Bond Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek high current income and capital appreciation, secondarily. The Fund invests primarily in high-yield, high-risk bonds, with varying maturities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
25

Calvert
High Yield Bond Fund
September 30, 2020
Notes to Financial Statements — continued

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service and are categorized as Level 2 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,652,608(1)	$ —	$ —	$ 2,652,608
Convertible Bonds	—	1,064,565	—	1,064,565
Convertible Preferred Stocks	1,857,930	—	—	1,857,930
Corporate Bonds	—	298,471,031	—	298,471,031
Preferred Stocks	335,160	—	—	335,160
Senior Floating-Rate Loans	—	16,627,949	—	16,627,949
Warrants	45,845	—	—	45,845
Short-Term Investments:
Other	—	6,470,308	—	6,470,308
Securities Lending Collateral	1,797,565	—	—	1,797,565
Total Investments	$6,689,108	$322,633,853	$ —	$329,322,961
Forward Foreign Currency Exchange Contracts	$ —	$ 59,358	$ —	$ 59,358
Total	$6,689,108	$322,693,211	$ —	$329,382,319

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and
26

Calvert
High Yield Bond Fund
September 30, 2020
Notes to Financial Statements — continued

expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
F  Forward Foreign Currency Exchange Contracts— The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.48% of the Fund’s average daily net assets. For the year ended September 30, 2020, the investment advisory fee amounted to $1,192,007. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
27

Calvert
High Yield Bond Fund
September 30, 2020
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.02%, 1.77%, 0.77% and 0.71% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, CRM waived or reimbursed expenses of $53,509.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2020, CRM was paid administrative fees of $298,002.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2020 amounted to $123,165 and $40,844 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $18,941 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2020. The Fund was also informed that EVD received $302 of contingent deferred sales charges (CDSC) paid by Class C shareholders and no CDSC paid by Class A shareholders for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $19,233 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended September 30, 2020, CRM reimbursed the Fund $25,000 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $3,350 and the reimbursement was $3,007, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including paydowns and principal repayments on senior floating-rate loans, were $240,914,530 and $114,339,546, respectively. Purchases and sales of U.S. government and agency securities were none and $1,052,487, respectively.
28

Calvert
High Yield Bond Fund
September 30, 2020
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
	Year Ended September 30,
	2020	2019
Ordinary income	$11,902,088	$8,839,218
During the year ended September 30, 2020, accumulated loss was increased by $84,291 and paid-in capital was increased by $84,291 primarily due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 268,435
Deferred capital losses	$(15,624,678)
Net unrealized appreciation	$ 6,037,496
Distributions payable	$ (94,821)
At September 30, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $15,624,678 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2020, $6,936,737 are short-term and $8,687,941 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$323,288,047
Gross unrealized appreciation	$ 9,830,293
Gross unrealized depreciation	(3,795,379)
Net unrealized appreciation	$ 6,034,914
5  Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2020 is included in the Schedule of Investments. At September 30, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.
The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. During the year ended September 30, 2020, the Fund entered into forward foreign currency exchange contracts to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.
29

Calvert
High Yield Bond Fund
September 30, 2020
Notes to Financial Statements — continued

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At September 30, 2020, the Fund had no open derivatives with credit-related contingent features in a net liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. The ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the ISDA Master Agreement. Under the ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. The ISDA Master Agreement allows the counterparty to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.
The collateral requirements for derivatives traded under the ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under the ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
At September 30, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Forward foreign currency exchange contracts	Receivable/Payable for open forward foreign currency exchange contracts	$59,358	$ —
The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of September 30, 2020.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$59,358	$ —	$ —	$ —	$59,358

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended September 30, 2020 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Forward foreign currency exchange contracts	Change in unrealized appreciation (depreciation): Forward foreign currency exchange contracts
Forward foreign currency exchange contracts	$ (490,052)	$ 25,251
30

Calvert
High Yield Bond Fund
September 30, 2020
Notes to Financial Statements — continued

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended September 30, 2020, which is indicative of the volume of this derivative type, was approximately $7,834,000.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2020, the total value of securities on loan, including accrued interest, was $3,749,937 and the total value of collateral received was $3,820,876, comprised of cash of $1,797,565 and U.S. government and/or agencies securities of $2,023,311.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$1,797,565	$ —	$ —	$ —	$1,797,565
The carrying amount of the liability for deposit for securities loaned at September 30, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020.
7  Line of Credit
Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
The Fund had no borrowings pursuant to its lines of credit during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.
31

Calvert
High Yield Bond Fund
September 30, 2020
Notes to Financial Statements — continued

8  Affiliated Funds
At September 30, 2020, the value of the Fund’s investment in affiliated funds was $6,470,308, which represents 2.0% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$68,675,522	$(62,207,416)	$2,644	$(442)	$6,470,308	$5,753	6,469,661
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
	Year Ended September 30, 2020		Year Ended September 30, 2019(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	480,274	$ 12,658,263	391,309	$ 10,475,816
Reinvestment of distributions	81,620	2,157,865	81,417	2,161,312
Shares redeemed	(580,159)	(15,269,118)	(507,326)	(13,478,614)
Converted from Class C	3,502	92,581	7,529	198,305
Net decrease	(14,763)	$ (360,409)	(27,071)	$ (643,181)
Class C
Shares sold	82,879	$ 2,223,112	17,688	$ 471,857
Reinvestment of distributions	5,663	152,205	5,873	158,254
Shares redeemed	(39,801)	(1,057,319)	(37,104)	(997,938)
Converted to Class A	(3,449)	(92,581)	(7,419)	(198,305)
Net increase (decrease)	45,292	$ 1,225,417	(20,962)	$ (566,132)
Class I
Shares sold	6,871,791	$ 174,126,248	3,209,523	$ 84,314,406
Reinvestment of distributions	334,795	8,715,777	226,427	5,931,231
Shares redeemed	(2,326,183)	(59,502,371)	(2,611,712)	(68,262,109)
Net increase	4,880,403	$123,339,654	824,238	$ 21,983,528
Class R6
Shares sold	7,011	$ 173,922	2,109	$ 56,027
Reinvestment of distributions	248	6,440	21	558
Shares redeemed	(78)	(2,031)	—	—
Net increase	7,181	$ 178,331	2,130	$ 56,585

(1)	For Class R6, for the period from the commencement of operations, February 1, 2019, to September 30, 2019.
32

Calvert
High Yield Bond Fund
September 30, 2020
Notes to Financial Statements — continued

10  Risks and Uncertainties
Credit Risk
The Fund primarily invests in securities rated below investment grade and comparable unrated investments. These investments can involve a substantial risk of loss and are considered speculative with respect to the issuer’s ability to pay interest and principal. These investments also have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
33

Calvert
High Yield Bond Fund
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert High Yield Bond Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers, and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
34

Calvert
High Yield Bond Fund
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.
35

Calvert
High Yield Bond Fund
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36

Calvert
High Yield Bond Fund
September 30, 2020
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
37

Calvert
High Yield Bond Fund
September 30, 2020
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
38

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
39

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24185     9.30.20

Calvert
Short Duration Income Fund
Annual Report
September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.
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Annual Report September 30, 2020
Calvert
Short Duration Income Fund

Calvert
Short Duration Income Fund
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
As the 12-month period opened on October 1, 2019, interest rates were trending modestly upward amid better-than-expected U.S. employment reports and cautious optimism about a détente in U.S.-China trade relations. Interest rates continued to move upward through the end of 2019.
In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns and led to a “flight to quality” that sparked a brief fixed-income market rally. As the virus turned into a global pandemic in February and March, it ended the longest-ever period of U.S. economic expansion and brought about a global economic slowdown. Credit markets along with equity markets declined in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates close to zero percent for the foreseeable future and use all tools at its disposal to support the U.S. economy. These moves helped calm the markets and initiated a new fixed-income rally that began in April and lasted through most of the summer.
Midway through August, however, the fixed-income rally stalled as investors grew concerned about a resurgence of the coronavirus and the consequences for the nascent economic recovery. For the rest of the period, fixed-income prices were flat to down, driven in part by Congress’ failure to pass another stimulus bill — following the expiration of support from the federal CARES Act passed in March 2020, which boosted unemployment benefits and helped businesses keep workers employed. As the period ended, the U.S. Senate and House were deadlocked on an additional stimulus bill, and coronavirus cases were rising.
For the period as a whole, most fixed-income asset classes delivered positive returns, with strong gains from April through mid-August 2020, which compensated for losses in March. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 6.98% for the period. As corporate bonds benefited from Fed policy — which included purchases of corporate investment-grade debt and high yield exchange-traded funds — the Bloomberg Barclays U.S. Corporate Bond Index returned 7.90% for the period.
High yield bonds, which had fared poorly early in the period, outperformed investment-grade bonds in the second half of the period as investors searched for yield in a low-rate environment. For the period as a whole, the Bloomberg Barclays U.S. Corporate High Yield Index returned 3.25%.
Fund Performance
For the 12-month period ended September 30, 2020, Calvert Short Duration Income Fund (the Fund) returned 2.80% for Class A shares at net asset value, underperforming its benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index (the Index), which returned 5.07%.
The Fund’s sector allocation, especially out-of-Index allocations to securitized assets, detracted from performance relative to the Index during the period. Allocations to these sectors, including commercial mortgage-backed securities, mortgage-backed securities, and asset-backed securities (ABS), particularly weighed on Index-relative returns during the first quarter of 2020, when the onset of COVID-19 caused higher risk assets to significantly underperform. The Fund’s shorter-than-Index duration detracted from relative returns as interest rates declined during the period. This Index-relative underperformance from duration was partially offset through the use of derivatives (U.S. Treasury futures).
Selection in investment-grade corporate securities contributed to Index-relative performance. Although sector allocation detracted overall, out-of-Index allocations to U.S. Treasurys and an underweight exposure to investment-grade corporate securities contributed, particularly in the volatile first quarter of 2020. Conversely, out-of-Index allocations to high yield corporate bonds and underweight exposure to government-related securities contributed to Index-relative performance.
With additional U.S. fiscal stimulus in doubt at the end of the period, the Fund exited or trimmed its positions in consumer-focused securitized credit as valuations rebounded. The Fund maintained an out-of-Index allocation to ABS, favoring areas that the Fund believed were more attractive in long-term fundamentals, such as renewable energy and data centers. At period-end, the Fund was underweight interest rate duration.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Short Duration Income Fund
September 30, 2020
Performance

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/31/2002	01/31/2002	2.80%	2.60%	2.16%
Class A with 2.75% Maximum Sales Charge	—	—	(0.06)	2.03	1.88
Class C at NAV	10/01/2002	01/31/2002	2.03	1.84	1.42
Class C with 1% Maximum Sales Charge	—	—	1.03	1.84	1.42
Class I at NAV	04/21/2006	01/31/2002	3.05	2.93	2.62
Class R6 at NAV	02/01/2019	01/31/2002	3.10	2.94	2.62

Bloomberg Barclays 1-5 Year U.S. Credit Index	—	—	5.07%	3.25%	2.88%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.79%	1.55%	0.54%	0.49%
Net	0.76	1.51	0.51	0.46
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2010	$11,511	N.A.
Class I	$250,000	09/30/2010	$323,911	N.A.
Class R6	$1,000,000	09/30/2010	$1,296,020	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Short Duration Income Fund
September 30, 2020
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond and loan holdings)*

* Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as "Not Rated" (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
4

Calvert
Short Duration Income Fund
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg Barclays 1-5 Year U.S. Credit Index measures the performance of investment-grade U.S. corporate securities and government-related bonds with a maturity between one and five years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charge, commissions, expenses, taxes and leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
Short Duration Income Fund
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,067.00	$3.93 **	0.76%
Class C	$1,000.00	$1,062.50	$7.79 **	1.51%
Class I	$1,000.00	$1,067.90	$2.64 **	0.51%
Class R6	$1,000.00	$1,068.20	$2.38 **	0.46%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.84 **	0.76%
Class C	$1,000.00	$1,017.45	$7.62 **	1.51%
Class I	$1,000.00	$1,022.45	$2.58 **	0.51%
Class R6	$1,000.00	$1,022.70	$2.33 **	0.46%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
Short Duration Income Fund
September 30, 2020
Schedule of Investments

Asset-Backed Securities — 21.4%

Security	Principal Amount (000's omitted)	Value
Adams Outdoor Advertising, L.P., Series 2018-1, Class A, 4.81%, 11/15/48(1)	$3,116	$ 3,247,811
Avant Loans Funding Trust:
Series 2019-A, Class A, 3.48%, 7/15/22(1)	263	262,993
Series 2019-B, Class A, 2.72%, 10/15/26(1)	7,898	7,930,642
Chesapeake Funding II, LLC:
Series 2017-3A, Class A1, 1.91%, 8/15/29(1)	719	720,437
Series 2017-4A, Class A1, 2.12%, 11/15/29(1)	4,549	4,583,661
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	23,094	21,967,365
Commonbond Student Loan Trust, Series 2015-A, Class A, 3.20%, 6/25/32(1)	306	306,857
Conn's Receivables Funding, LLC:
Series 2018-A, Class A, 3.25%, 1/15/23(1)	41	40,647
Series 2018-A, Class B, 4.65%, 1/15/23(1)	158	157,515
Series 2019-A, Class A, 3.40%, 10/16/23(1)	512	513,617
Series 2019-B, Class A, 2.66%, 6/17/24(1)	3,718	3,718,143
Series 2019-B, Class B, 3.62%, 6/17/24(1)	5,680	5,619,666
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P3, Class B, 4.32%, 1/15/26(1)	5,995	6,046,507
Series 2019-P1, Class A, 2.94%, 7/15/26(1)	914	922,183
Series 2019-P2, Class A, 2.47%, 10/15/26(1)	5,121	5,146,002
Series 2020-P1, Class A, 2.26%, 3/15/28(1)	2,546	2,565,340
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Class A, 2.65%, 6/15/26(1)	35	34,560
Series 2017-3A, Class C, 3.48%, 10/15/26(1)	4,191	4,236,456
Series 2018-1A, Class B, 3.60%, 4/15/27(1)	2,295	2,330,370
Driven Brands Funding, LLC:
Series 2015-1A, Class A2, 5.216%, 7/20/45(1)	5,906	6,162,177
Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	3,201	3,381,145
ExteNet, LLC:
Series 2019-1A, Class A2, 3.204%, 7/26/49(1)	3,860	3,941,511
Series 2019-1A, Class B, 4.14%, 7/26/49(1)	3,225	3,261,786
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2I, 3.857%, 4/30/47(1)	8,311	7,712,643
Hardee's Funding, LLC, Series 2018-1A, Class A2I, 4.25%, 6/20/48(1)	6,375	6,436,017
Helios Issuer, LLC, Series 2020-AA, Class A, 2.98%, 6/20/47(1)	1,421	1,482,578
Hertz Fleet Lease Funding, L.P., Series 2018-1, Class A1, 0.656%, (1 mo. USD LIBOR + 0.50%), 5/10/32(1)(2)	3,367	3,355,885
Horizon Aircraft Finance II, Ltd., Series 2019-1, Class A, 3.721%, 7/15/39(1)	4,399	4,150,241
Horizon Aircraft Finance III, Ltd., Series 2019-2, Class A, 3.425%, 11/15/39(1)	4,247	3,936,052
Security	Principal Amount (000's omitted)	Value
InSite Issuer, LLC, Series 2016-1A, Class A, 2.883%, 11/15/46(1)	$2,745	$ 2,820,986
Jack in the Box Funding, LLC, Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	5,841	6,019,035
Lunar Aircraft, Ltd.:
Series 2020-1A, Class B, 4.335%, 2/15/45(1)	944	640,055
Series 2020-1A, Class C, 6.413%, 2/15/45(1)	446	204,307
Marlette Funding Trust:
Series 2018-2A, Class C, 4.37%, 7/17/28(1)	7,350	7,434,710
Series 2019-2A, Class A, 3.13%, 7/16/29(1)	6,277	6,345,128
Series 2020-1A, Class B, 2.38%, 3/15/30(1)	3,250	3,286,406
Series 2020-2A, Class A, 1.02%, 9/16/30(1)	1,565	1,568,139
Series 2020-2A, Class B, 1.83%, 9/16/30(1)	2,160	2,170,156
Mosaic Solar Loan Trust:
Series 2019-2A, Class B, 3.28%, 9/20/40(1)	4,320	4,434,582
Series 2020-1A, Class B, 3.10%, 4/20/46(1)	1,473	1,513,234
Series 2020-2A, Class A, 1.44%, 8/20/46(1)(3)	1,495	1,483,740
Series 2020-2A, Class B, 2.21%, 8/20/46(1)(3)	3,745	3,691,267
MVW, LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	1,255	1,270,528
NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.56%, 10/17/22(1)	1,955	1,956,144
OneMain Financial Issuance Trust:
Series 2017-1A, Class A1, 2.37%, 9/14/32(1)	5,385	5,396,548
Series 2017-1A, Class A2, 0.951%, (1 mo. USD LIBOR + 0.80%), 9/14/32(1)(2)	1,752	1,753,390
Oportun Funding IX, LLC, Series 2018-B, Class A, 3.91%, 7/8/24(1)	6,834	6,954,179
Oportun Funding VIII, LLC, Series 2018-A, Class B, 4.45%, 3/8/24(1)	3,906	3,917,582
Planet Fitness Master Issuer, LLC:
Series 2018-1A, Class A2I, 4.262%, 9/5/48(1)	7,340	7,378,092
Series 2018-1A, Class A2II, 4.666%, 9/5/48(1)	6,982	7,015,975
Prosper Marketplace Issuance Trust:
Series 2017-1A, Class C, 5.80%, 6/15/23(1)	376	377,406
Series 2018-1A, Class C, 4.87%, 6/17/24(1)	267	267,796
Series 2018-2A, Class B, 3.96%, 10/15/24(1)	2,590	2,592,506
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25(1)	293	295,100
SERVPRO Master Issuer, LLC, Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	16,862	17,876,569
Sierra Timeshare Receivables Funding, LLC, Series 2015-3A, Class B, 3.08%, 9/20/32(1)	431	431,122
Small Business Lending Trust:
Series 2019-A, Class A, 2.85%, 7/15/26(1)	3,483	3,428,268
Series 2020-A, Class A, 2.62%, 12/15/26(1)	3,282	3,259,955
SoFi Consumer Loan Program, LLC, Series 2017-6, Class B, 3.52%, 11/25/26(1)	4,350	4,461,309

7
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
SoFi Professional Loan Program, LLC, Series 2015-B, Class B, 3.52%, 3/25/36(1)	$915	$ 916,834
SolarCity LMC Series III, LLC, Series 2014-2, Class A, 4.02%, 7/20/44(1)	2,949	2,978,899
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	21,545	21,661,752
Springleaf Funding Trust, Series 2015-BA, Class A, 3.48%, 5/15/28(1)	4,276	4,295,716
Stack Infrastructure Issuer, LLC:
Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	33,654	36,345,731
Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	2,720	2,792,062
Tesla Auto Lease Trust:
Series 2018-B, Class A, 3.71%, 8/20/21(1)	1,310	1,322,193
Series 2018-B, Class B, 4.12%, 10/20/21(1)	1,000	1,022,444
Series 2019-A, Class A2, 2.13%, 4/20/22(1)	2,046	2,069,601
Series 2019-A, Class A3, 2.16%, 10/20/22(1)	10,740	11,012,411
Series 2019-A, Class A4, 2.20%, 11/21/22(1)	2,260	2,324,128
Series 2020-A, Class A3, 0.68%, 12/20/23(1)	1,660	1,668,704
Series 2020-A, Class A4, 0.78%, 12/20/23(1)	1,078	1,085,307
Theorem Funding Trust, Series 2020-1A, Class A, 2.48%, 10/15/26(1)	4,095	4,099,206
Thunderbolt Aircraft Lease, Ltd., Series 2017-A, Class A, 4.212% to 4/15/24, 5/17/32(1)(4)	7,501	7,086,064
Vantage Data Centers Issuer, LLC:
Series 2018-1A, Class A2, 4.072%, 2/16/43(1)	4,947	5,129,401
Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	5,757	5,892,732
Series 2020-2A, Class A2, 1.992%, 9/15/45(1)(3)	10,045	10,074,723
VB-S1 Issuer, LLC, Series 2020-1A, Class C2, 3.031%, 6/15/50(1)	1,250	1,306,987
Verizon Owner Trust, Series 2020-B, Class A, 0.47%, 2/20/25	5,610	5,620,725
Vivint Solar Financing VII, LLC, Series 2020-1A, Class A, 2.21%, 7/31/51(1)	7,320	7,375,281
Willis Engine Structured Trust V:
Series 2020-A, Class B, 4.212%, 3/15/45(1)	758	462,673
Series 2020-A, Class C, 6.657%, 3/15/45(1)	1,509	660,629
Total Asset-Backed Securities (identified cost $361,571,985)		$ 361,619,224

Collateralized Mortgage-Backed Obligations — 7.0%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd., Series 2020-1A, Class M1A, 2.798%, (1 mo. USD LIBOR + 2.65%), 6/25/30(1)(2)	$3,650	$ 3,681,585
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 2.648%, (1 mo. USD LIBOR + 2.50%), 3/25/30(2)	$4,594	$ 4,643,635
Series 2018-DNA1, Class M2, 1.948%, (1 mo. USD LIBOR + 1.80%), 7/25/30(2)	8,062	7,927,327
Series 2018-DNA1, Class M2AT, 1.198%, (1 mo. USD LIBOR + 1.05%), 7/25/30(2)	5,448	5,424,861
Series 2019-DNA2, Class M2, 2.598%, (1 mo. USD LIBOR + 2.45%), 3/25/49(1)(2)	6,256	6,172,974
Series 2019-DNA3, Class M2, 2.198%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(2)	8,357	8,208,077
Series 2019-DNA4, Class M2, 2.098%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(2)	6,858	6,804,472
Series 2019-HQA1, Class M2, 2.498%, (1 mo. USD LIBOR +2.35%), 2/25/49(1)(2)	7,239	7,188,015
Series 2020-DNA1, Class M1, 0.848%, (1 mo. USD LIBOR + 0.70%), 1/25/50(1)(2)	858	859,410
Series 2020-DNA2, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 2/25/50(1)(2)	3,413	3,413,628
Series 2020-DNA4, Class M1, 1.648%, (1 mo. USD LIBOR + 1.50%), 8/25/50(1)(2)	3,885	3,906,498
Series 2020-DNA4, Class M2, 3.898%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	3,255	3,296,754
Series 2020-HQA1, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 1/25/50(1)(2)	493	492,551
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 2.748%, (1 mo. USD LIBOR + 2.60%), 5/25/24(2)	6,698	5,864,912
Series 2014-C03, Class 1M2, 3.148%, (1 mo. USD LIBOR + 3.00%), 7/25/24(2)	16,783	14,712,703
Series 2014-C04, Class 1M2, 5.048%, (1 mo. USD LIBOR + 4.90%), 11/25/24(2)	8,127	8,438,187
Series 2017-C06, Class 1M2, 2.798%, (1 mo. USD LIBOR + 2.65%), 2/25/30(2)	1,052	1,047,397
Series 2018-R07, Class 1M2, 2.548%, (1 mo. USD LIBOR + 2.40%), 4/25/31(1)(2)	4,970	4,956,875
Series 2019-R02, Class 1M2, 2.448%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(2)	3,160	3,148,434
Series 2019-R05, Class 1M2, 2.148%, (1 mo. USD LIBOR + 2.00%), 7/25/39(1)(2)	1,390	1,387,581
RESIMAC Bastille Trust, Series 2018-1NCA, Class A1, 1.004%, (1 mo. USD LIBOR + 0.85%), 12/5/59(1)(2)	832	832,084
RESIMAC Premier Trust, Series 2020-1A, Class A1A, (1 mo. USD LIBOR + 1.05%), 2/7/52(1)(5)	4,500	4,502,491
Toorak Mortgage Corp., Ltd.:
Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21(1)(4)	5,864	5,894,782
Series 2020-1, Class A1, 2.734% to 1/25/23, 3/25/23(1)(4)	5,310	5,388,410
Total Collateralized Mortgage-Backed Obligations (identified cost $123,065,233)		$ 118,193,643

8
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

Commercial Mortgage-Backed Securities — 6.0%

Security	Principal Amount (000's omitted)	Value
BAMLL Commercial Mortgage Securities Trust:
Series 2019-BPR, Class DNM, 3.719%, 11/5/32(1)(6)	$10,820	$ 8,201,375
Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(6)	6,285	4,568,402
BX Commercial Mortgage Trust:
Series 2019-XL, Class A, 1.072%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(2)	4,570	4,579,494
Series 2019-XL, Class B, 1.232%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(2)	6,911	6,915,046
Series 2020-BXLP, Class B, 1.152%, (1 mo. USD LIBOR + 1.00%), 12/15/36(1)(2)	4,995	4,989,474
Federal National Mortgage Association Multifamily Connecticut Avenue Securities Trust:
Series 2019-01, Class M7, 1.848%, (1 mo. USD LIBOR + 1.70%), 10/15/49(1)(2)	283	272,477
Series 2019-01, Class M10, 3.398%, (1 mo. USD LIBOR + 3.25%), 10/15/49(1)(2)	1,975	1,837,905
Series 2020-01, Class M10, 3.898%, (1 mo. USD LIBOR + 3.75%), 3/25/50(1)(2)	3,545	3,339,069
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	4,200	1,260,773
Series 2014-DSTY, Class C, 3.805%, 6/10/27(1)(6)	1,920	322,642
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class B, 1.002%, (1 mo. USD LIBOR + 0.85%), 11/15/34(1)(2)	3,600	3,587,788
Series 2017-CLS, Class C, 1.152%, (1 mo. USD LIBOR + 1.00%), 11/15/34(1)(2)	5,555	5,535,454
Series 2019-BPR, Class A, 1.552%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(2)	17,880	17,168,376
Motel 6 Trust:
Series 2017-MTL6, Class A, 1.072%, (1 mo. USD LIBOR + 0.92%), 8/15/34(1)(2)	1,303	1,283,141
Series 2017-MTL6, Class B, 1.342%, (1 mo. USD LIBOR + 1.19%), 8/15/34(1)(2)	3,543	3,468,562
Series 2017-MTL6, Class C, 1.552%, (1 mo. USD LIBOR + 1.40%), 8/15/34(1)(2)	12,458	12,184,032
Series 2017-MTL6, Class D, 2.302%, (1 mo. USD LIBOR + 2.15%), 8/15/34(1)(2)	1,769	1,725,364
RETL Trust:
Series 2019-RVP, Class A, 1.302%, (1 mo. USD LIBOR + 1.15%), 3/15/36(1)(2)	647	648,108
Series 2019-RVP, Class B, 1.702%, (1 mo. USD LIBOR + 1.55%), 3/15/36(1)(2)	13,540	12,905,073
WFLD 2014-MONT Mortgage Trust, Series 2014-MONT, Class A, 3.755%, 8/10/31(1)(6)	7,000	7,038,613
Total Commercial Mortgage-Backed Securities (identified cost $112,835,618)		$ 101,831,168

Convertible Bonds — 0.2%

Security	Principal Amount (000's omitted)	Value
Technology — 0.2%
Western Digital Corp., 1.50%, 2/1/24	$3,500	$ 3,340,385
Total Convertible Bonds (identified cost $3,364,375)		$ 3,340,385

Corporate Bonds — 59.0%

Security	Principal Amount (000's omitted)	Value
Basic Materials — 0.0%(7)
Reliance Steel & Aluminum Co., 2.15%, 8/15/30	$566	$ 554,530
		$ 554,530
Communications — 3.1%
Alphabet, Inc., 0.80%, 8/15/27	$4,250	$ 4,222,119
AT&T, Inc.:
1.65%, 2/1/28	1,957	1,963,730
2.25%, 2/1/32	8,300	8,319,272
2.30%, 6/1/27	6,198	6,515,406
2.75%, 6/1/31	6,307	6,649,831
Crown Castle Towers, LLC, 3.222%, 5/15/42(1)	2,765	2,806,044
Sprint Corp., 7.25%, 9/15/21	4,985	5,221,788
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 3.36%, 9/20/21(1)	750	759,574
T-Mobile USA, Inc.:
2.05%, 2/15/28(1)	3,100	3,172,199
2.55%, 2/15/31(1)	5,000	5,186,650
Verizon Communications, Inc.:
1.237%, (3 mo. USD LIBOR + 1.00%), 3/16/22(2)	2,144	2,168,918
1.50%, 9/18/30	4,494	4,485,527
		$ 51,471,058
Consumer, Cyclical — 7.8%
American Airlines Pass-Through Trust:
4.40%, 9/22/23	$499	$ 361,066
5.25%, 1/15/24	2,586	1,795,409
American Honda Finance Corp., 0.875%, 7/7/23	6,148	6,200,669
Azul Investments, LLP, 5.875%, 10/26/24(1)	2,850	2,143,228
Best Buy Co., Inc., 1.95%, 10/1/30	2,185	2,175,209
Cummins, Inc., 0.75%, 9/1/25	6,296	6,341,743
Delta Air Lines, Inc.:
3.625%, 3/15/22	3,300	3,246,552

9
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Consumer, Cyclical (continued)
Delta Air Lines, Inc.: (continued)
7.375%, 1/15/26	$8,105	$ 8,507,905
Delta Air Lines, Inc./SkyMiles IP, Ltd.:
4.50%, 10/20/25(1)	8,526	8,757,187
4.75%, 10/20/28(1)	8,662	8,999,670
Ford Motor Credit Co., LLC:
1.114%, (3 mo. USD LIBOR + 0.81%), 4/5/21(2)	2,200	2,167,955
1.146%, (3 mo. USD LIBOR + 0.88%), 10/12/21(2)	4,509	4,332,714
1.331%, (3 mo. USD LIBOR + 1.08%), 8/3/22(2)	4,000	3,791,317
2.979%, 8/3/22	11,297	11,175,444
3.087%, 1/9/23	2,516	2,470,662
3.336%, 3/18/21	4,500	4,508,100
4.14%, 2/15/23	1,530	1,547,167
5.875%, 8/2/21	811	827,727
Macy's Retail Holdings, LLC:
2.875%, 2/15/23	6,625	5,391,094
3.625%, 6/1/24(8)	13,160	9,621,934
3.875%, 1/15/22	1,927	1,825,833
Marriott International, Inc., 0.846%, (3 mo. USD LIBOR + 0.60%), 12/1/20(2)	6,630	6,618,362
Nordstrom, Inc.:
4.00%, 10/15/21	6,278	6,276,010
4.00%, 3/15/27	3,500	2,980,250
Penske Automotive Group, Inc., 3.50%, 9/1/25	643	638,583
Tapestry, Inc., 4.125%, 7/15/27	4,719	4,649,301
Toyota Motor Credit Corp., 1.15%, 8/13/27	15,000	15,000,066
		$ 132,351,157
Consumer, Non-cyclical — 5.2%
Abbott Laboratories, 1.15%, 1/30/28	$2,000	$ 2,019,328
Ashtead Capital, Inc., 4.00%, 5/1/28(1)	5,045	5,246,800
Becton Dickinson and Co., 2.894%, 6/6/22	12,628	13,067,047
Block Financial, LLC, 3.875%, 8/15/30	5,743	5,780,495
Centene Corp.:
4.25%, 12/15/27	10,382	10,888,071
4.75%, 5/15/22	1,355	1,372,615
Coca-Cola Femsa SAB de CV, 1.85%, 9/1/32	1,690	1,695,974
CVS Health Corp.:
1.30%, 8/21/27	12,499	12,328,286
1.75%, 8/21/30	8,254	8,098,662
CVS Pass-Through Trust, 6.036%, 12/10/28	1,216	1,383,183
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	3,569	3,883,881
Kraft Heinz Foods Co.:
3.875%, 5/15/27(1)	4,000	4,269,239
4.625%, 10/1/39(1)	2,000	2,126,859
Security	Principal Amount (000's omitted)	Value
Consumer, Non-cyclical (continued)
Merck & Co., Inc., 0.75%, 2/24/26	$5,000	$ 5,019,180
Royalty Pharma PLC:
1.20%, 9/2/25(1)	3,350	3,343,374
1.75%, 9/2/27(1)	4,000	4,003,007
2.20%, 9/2/30(1)	2,100	2,092,355
Smithfield Foods, Inc., 3.00%, 10/15/30(1)	634	641,579
		$ 87,259,935
Energy — 1.2%
NuStar Logistics, L.P.:
4.75%, 2/1/22	$3,500	$ 3,491,250
5.75%, 10/1/25	4,828	4,998,429
6.75%, 2/1/21	2,978	2,996,240
TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	8,500	8,731,880
		$ 20,217,799
Financial — 32.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
3.95%, 2/1/22	$5,640	$ 5,712,572
4.125%, 7/3/23	6,055	6,180,982
4.50%, 9/15/23	5,591	5,765,461
4.625%, 10/15/27	3,019	2,932,227
6.50%, 7/15/25	2,768	2,991,916
Affiliated Managers Group, Inc., 3.30%, 6/15/30	5,443	5,825,776
Alliance Data Systems Corp., 4.75%, 12/15/24(1)	4,949	4,647,977
Ameriprise Financial, Inc., 3.00%, 4/2/25	4,382	4,800,158
Australia & New Zealand Banking Group, Ltd., 2.95% to 7/22/25, 7/22/30(1)(9)	6,350	6,584,479
Banco Santander S.A., 2.746%, 5/28/25	3,000	3,157,322
Bank of America Corp.:
0.981% to 9/25/24, 9/25/25(9)	3,787	3,788,750
1.319% to 6/19/25, 6/19/26(9)	24,600	24,787,755
1.898% to 7/23/30, 7/23/31(9)	16,750	16,728,380
2.456% to 10/22/24, 10/22/25(9)	8,640	9,119,817
3.499% to 5/17/21, 5/17/22(9)	15,033	15,315,490
Bank of Nova Scotia (The), 2.375%, 1/18/23	23,491	24,485,361
BBVA Bancomer S.A./Texas, 1.875%, 9/18/25(1)	6,660	6,515,145
BNP Paribas S.A., 1.904% to 9/30/27, 9/30/28(1)(9)	8,425	8,400,046
Capital One Financial Corp.:
0.988%, (3 mo. USD LIBOR + 0.72%), 1/30/23(2)	22,500	22,519,036
2.60%, 5/11/23	3,595	3,764,314
3.30%, 10/30/24	7,082	7,681,820
Citigroup, Inc.:
1.678% to 5/15/23, 5/15/24(9)	13,582	13,925,211
2.312% to 11/4/21, 11/4/22(9)	9,985	10,183,120
2.572% to 6/3/30, 6/3/31(9)	5,600	5,898,715

10
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Citigroup, Inc.: (continued)
2.666% to 1/29/30, 1/29/31(9)	$7,200	$ 7,588,494
2.876% to 7/24/22, 7/24/23(9)	14,000	14,534,148
3.106% to 4/8/25, 4/8/26(9)	4,557	4,909,916
Danske Bank A/S:
1.171% to 12/8/22, 12/8/23(1)(9)	8,500	8,505,181
1.226%, 6/22/24(1)	5,573	5,624,729
1.621% to 9/11/25, 9/11/26(1)(9)	4,647	4,612,371
Digital Realty Trust, L.P., 2.75%, 2/1/23	5,000	5,233,571
Discover Bank, 4.682% to 8/9/23, 8/9/28(9)	8,750	9,180,106
Discover Financial Services, 3.85%, 11/21/22	11,324	12,086,109
Empower Finance 2020, L.P., 1.357%, 9/17/27(1)	2,405	2,399,246
Goldman Sachs Group, Inc. (The):
2.876% to 10/31/21, 10/31/22(9)	5,033	5,154,942
2.905% to 7/24/22, 7/24/23(9)	5,484	5,688,884
HAT Holdings I, LLC/HAT Holdings II, LLC:
5.25%, 7/15/24(1)	4,000	4,176,200
6.00%, 4/15/25(1)	272	290,102
Iron Mountain, Inc.:
4.50%, 2/15/31(1)	4,394	4,426,472
5.00%, 7/15/28(1)	1,460	1,498,310
JPMorgan Chase & Co., 2.956% to 5/13/30, 5/13/31(9)	8,939	9,579,085
Lloyds Banking Group PLC:
1.326% to 6/15/22, 6/15/23(9)	4,620	4,655,040
2.438% to 2/5/25, 2/5/26(9)	4,905	5,090,545
Macquarie Bank, Ltd., 3.624%, 6/3/30(1)	3,984	4,243,700
Mitsubishi UFJ Financial Group, Inc., 0.848% to 9/15/23, 9/15/24(9)	4,685	4,688,502
Mizuho Financial Group, Inc., 0.849% to 9/8/23, 9/8/24(9)	5,074	5,061,049
Morgan Stanley:
0.786%, (SOFR + 0.70%), 1/20/23(2)	31,217	31,308,143
1.463%, (3 mo. USD LIBOR + 1.22%), 5/8/24(2)	7,200	7,284,173
1.664%, (3 mo. USD LIBOR + 1.40%), 10/24/23(2)	12,000	12,199,004
3.622% to 4/1/30, 4/1/31(9)	8,000	9,156,740
4.875%, 11/1/22	8,375	9,062,180
National Bank of Canada, 0.90% to 8/15/22, 8/15/23(9)	3,969	3,986,550
Newmark Group, Inc., 6.125%, 11/15/23	6,263	6,528,225
PNC Financial Services Group, Inc. (The), 2.20%, 11/1/24	21,460	22,751,874
Radian Group, Inc.:
4.875%, 3/15/27	4,214	4,203,465
6.625%, 3/15/25	4,610	4,872,194
Regions Financial Corp., 2.75%, 8/14/22	2,545	2,647,335
Santander UK Group Holdings PLC, 1.532% to 8/21/25, 8/21/26(9)	11,400	11,229,237
Standard Chartered PLC, 1.45%, (3 mo. USD LIBOR + 1.20%), 9/10/22(1)(2)	8,300	8,328,480
Security	Principal Amount (000's omitted)	Value
Financial (continued)
State Street Corp., 2.901% to 3/30/25, 3/30/26(1)(9)	$3,000	$ 3,262,360
Synchrony Financial:
4.25%, 8/15/24	3,198	3,476,310
4.50%, 7/23/25	4,781	5,279,970
Synovus Bank/Columbus, GA, 2.289% to 2/10/22, 2/10/23(9)	16,130	16,330,954
Synovus Financial Corp., 3.125%, 11/1/22	5,545	5,703,559
Truist Financial Corp., 1.125%, 8/3/27	8,238	8,229,045
UBS Group AG, 1.364% to 1/30/26, 1/30/27(1)(9)	2,100	2,101,075
UniCredit SpA, 2.569% to 9/22/25, 9/22/26(1)(9)	8,024	7,934,367
Welltower, Inc., 2.75%, 1/15/31	3,347	3,442,938
		$ 540,256,710
Industrial — 3.6%
Caterpillar Financial Services Corp.:
0.45%, 9/14/23	$4,052	$ 4,053,654
0.65%, 7/7/23	3,646	3,663,290
Cemex SAB de CV, 7.375%, 6/5/27(1)	2,990	3,234,866
Flowserve Corp., 3.50%, 10/1/30	2,073	2,056,714
Jabil, Inc.:
3.00%, 1/15/31	7,403	7,572,422
3.95%, 1/12/28	1,467	1,605,602
4.70%, 9/15/22	7,583	8,132,289
JSL Europe S.A., 7.75%, 7/26/24(1)	5,070	5,241,113
nVent Finance S.a.r.l., 3.95%, 4/15/23	7,836	8,175,507
Otis Worldwide Corp., 0.754%, (3 mo. USD LIBOR + 0.45%), 4/5/23(2)	3,500	3,502,389
Penske Truck Leasing Co., L.P./PTL Finance Corp., 3.375%, 2/1/22(1)	2,500	2,582,211
SMBC Aviation Capital Finance DAC:
2.65%, 7/15/21(1)	3,160	3,187,407
3.00%, 7/15/22(1)	2,625	2,679,397
3.55%, 4/15/24(1)	3,800	3,990,808
Trimble, Inc., 4.75%, 12/1/24	1,179	1,307,219
		$ 60,984,888
Technology — 4.1%
Apple, Inc., 0.55%, 8/20/25(8)	$8,300	$ 8,321,079
Dell International, LLC/EMC Corp., 4.42%, 6/15/21(1)	1,141	1,168,098
DXC Technology Co.:
4.00%, 4/15/23	3,629	3,823,556
4.125%, 4/15/25	9,000	9,734,394
4.45%, 9/18/22	6,126	6,433,149
Hewlett Packard Enterprise Co.:
0.929%, (3 mo. USD LIBOR + 0.68%), 3/12/21(2)	5,663	5,674,809
1.024%, (3 mo. USD LIBOR + 0.72%), 10/5/21(2)	10,342	10,343,499

11
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Technology (continued)
HP, Inc., 3.40%, 6/17/30	$5,838	$ 6,271,548
j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(1)	5,084	5,293,969
Seagate HDD Cayman:
4.091%, 6/1/29(1)	710	769,302
4.875%, 3/1/24	5,500	5,987,587
Western Digital Corp., 4.75%, 2/15/26(8)	4,199	4,540,169
		$ 68,361,159
Utilities — 2.0%
Avangrid, Inc., 3.15%, 12/1/24	$8,312	$ 9,075,123
Enel Finance International NV, 2.65%, 9/10/24(1)	10,529	11,174,195
Florida Power & Light Co., 0.641%, (3 mo. USD LIBOR + 0.38%), 7/28/23(2)	5,000	5,003,886
NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	8,566	8,940,762
Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	161	167,115
		$ 34,361,081
Total Corporate Bonds (identified cost $982,448,059)		$ 995,818,317

Senior Floating-Rate Loans — 1.7%(10)

Security	Principal Amount (000's omitted)	Value
Building and Development — 0.2%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$3,488	$ 3,373,279
		$ 3,373,279
Drugs — 0.3%
Jaguar Holding Company II, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 8/18/22	$5,203	$ 5,191,492
		$ 5,191,492
Electronics/Electrical — 0.4%
Go Daddy Operating Company, LLC, Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 2/15/24	$546	$ 535,575
Hyland Software, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/1/24	3,564	3,550,273
MA FinanceCo., LLC, Term Loan, 2.647%, (1 mo. USD LIBOR + 2.50%), 6/21/24	276	264,525
Seattle Spinco, Inc., Term Loan, 2.647%, (1 mo. USD LIBOR + 2.50%), 6/21/24	1,863	1,786,516
Security	Principal Amount (000's omitted)	Value
Electronics/Electrical (continued)
SolarWinds Holdings, Inc., Term Loan, 2.897%, (1 mo. USD LIBOR + 2.75%), 2/5/24	$864	$ 850,613
		$ 6,987,502
Equipment Leasing — 0.1%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$1,778	$ 1,740,491
		$ 1,740,491
Health Care — 0.2%
Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(11)	$3,994	$ 3,921,282
		$ 3,921,282
Insurance — 0.3%
Asurion, LLC, Term Loan, 3.147%, (1 mo. USD LIBOR + 3.00%), 11/3/23	$5,505	$ 5,431,185
		$ 5,431,185
Leisure Goods/Activities/Movies — 0.1%
Bombardier Recreational Products, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$747	$ 725,522
		$ 725,522
Lodging and Casinos — 0.0%(7)
ESH Hospitality, Inc., Term Loan, 2.147%, (1 mo. USD LIBOR + 2.00%), 9/18/26	$445	$ 433,502
		$ 433,502
Telecommunications — 0.1%
Level 3 Financing, Inc., Term Loan, 1.897%, (1 mo. USD LIBOR + 1.75%), 3/1/27	$776	$ 752,439
		$ 752,439
Total Senior Floating-Rate Loans (identified cost $29,054,934)		$ 28,556,694

Sovereign Government Bonds — 0.4%

Security	Principal Amount (000's omitted)	Value
Nacional Financiera SNC, 3.375%, 11/5/20(1)	$6,000	$ 6,017,100
Total Sovereign Government Bonds (identified cost $5,999,781)		$ 6,017,100

12
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

Tax-Exempt Municipal Obligations — 0.3%

Security	Principal Amount (000's omitted)	Value
Water and Sewer — 0.3%
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds:
1.864%, 11/1/21	$3,740	$ 3,799,616
1.949%, 11/1/22	675	695,324
1.982%, 11/1/23	700	730,758
2.082%, 11/1/24	500	527,930
Total Tax-Exempt Municipal Obligations (identified cost $5,615,000)		$ 5,753,628

Taxable Municipal Obligations — 0.8%

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.6%
California Health Facilities Financing Authority, (No Place Like Home Program):
1.97%, 6/1/23	$2,000	$ 2,066,540
2.02%, 6/1/24	2,500	2,604,550
2.211%, 6/1/25	4,450	4,711,571
		$ 9,382,661
Water and Sewer — 0.2%
Narragansett Bay Commission, RI, Wastewater System Revenue, Green Bonds, 1.597%, 9/1/25	$2,350	$ 2,431,991
San Diego County Water Authority, CA, Green Bonds, Series A, 0.743%, 5/1/25	1,500	1,499,925
		$ 3,931,916
Total Taxable Municipal Obligations (identified cost $12,800,000)		$ 13,314,577

U.S. Government Agency Mortgage-Backed Securities — 2.0%

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
30-Year, 2.50%, TBA(12)	$16,000	$ 16,791,246
30-Year, 3.00%, TBA(12)	16,000	16,764,996
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $33,658,750)		$ 33,556,242

U.S. Treasury Obligations — 1.4%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes, 1.75%, 10/31/20	$24,400	$ 24,433,004
Total U.S. Treasury Obligations (identified cost $24,431,945)		$ 24,433,004

Short-Term Investments — 2.9%

Commercial Paper — 1.1%
Security	Principal Amount (000's omitted)	Value
CNH Industrial Capital, LLC, 2.299%, 10/6/20(1)(13)(14)	$5,000	$ 4,999,871
Ford Motor Credit Co., LLC, 3.091%, 11/4/20(1)(13)(14)	8,500	8,483,431
Jabil, Inc., 0.71%, 10/19/20(1)(13)(14)	5,000	4,998,854
Total Commercial Paper (identified cost $18,473,005)		$ 18,482,156
Other — 1.1%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(15)	18,181,858	$ 18,183,677
Total Other (identified cost $18,183,704)		$ 18,183,677

Securities Lending Collateral — 0.7%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(16)	12,088,815	$ 12,088,815
Total Securities Lending Collateral (identified cost $12,088,815)		$ 12,088,815
Total Short-Term Investments (identified cost $48,745,524)		$ 48,754,648
Total Investments — 103.1% (identified cost $1,743,591,204)		$ 1,741,188,630

Other Assets, Less Liabilities — (3.1)%	$ (52,414,315)
Net Assets — 100.0%	$ 1,688,774,315

13
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2020, the aggregate value of these securities is $746,722,672 or 44.2% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2020.
(3)	When-issued security.
(4)	Step coupon security. Interest rate represents the rate in effect at September 30, 2020.
(5)	When-issued, variable rate security whose interest rate will be determined after September 30, 2020.
(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2020.
(7)	Amount is less than 0.05%.
(8)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $11,823,084.
(9)	Security converts to variable rate after the indicated fixed-rate coupon period.
(10)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(11)	The stated interest rate represents the weighted average interest rate at September 30, 2020 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(12)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(13)	Security exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2020, the aggregate value of these securities is $18,482,156, representing 1.1% of the Fund’s net assets.
(14)	Rate shown is the discount rate at date of purchase.
(15)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(16)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	89	Long	12/31/20	$ 19,665,523	$ 4,055
U.S. 10-Year Treasury Note	187	Long	12/21/20	26,092,344	(340)
U.S. 5-Year Treasury Note	(417)	Short	12/31/20	(52,555,031)	(57,757)
U.S. Ultra 10-Year Treasury Note	(726)	Short	12/21/20	(116,103,281)	(292,134)
					$(346,176)
14
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
USD	– United States Dollar
15
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Statement of Assets and Liabilities

September 30, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $1,725,407,500) - including $11,823,084 of securities on loan	$ 1,723,004,953
Investments in securities of affiliated issuers, at value (identified cost $18,183,704)	18,183,677
Receivable for variation margin on open futures contracts	341,411
Cash	237,087
Deposits at broker for futures contracts	1,870,484
Receivable for investments sold	9,186,380
Receivable for capital shares sold	4,226,562
Interest receivable	7,708,437
Dividends receivable - affiliated	3,576
Securities lending income receivable	4,636
Tax reclaims receivable	1,340
Trustees' deferred compensation plan	979,497
Total assets	$1,765,748,040
Liabilities
Payable for investments purchased	$ 6,348,452
Payable for when-issued/delayed delivery/forward commitment securities	53,410,536
Payable for capital shares redeemed	2,592,389
Distributions payable	424,792
Deposits for securities loaned	12,088,815
Payable to affiliates:
Investment advisory fee	382,883
Administrative fee	165,735
Distribution and service fees	81,301
Sub-transfer agency fee	10,360
Trustees' deferred compensation plan	979,497
Other	41,526
Accrued expenses	447,439
Total liabilities	$ 76,973,725
Net Assets	$1,688,774,315
Sources of Net Assets
Paid-in capital	$ 1,685,521,618
Distributable earnings	3,252,697
Total	$1,688,774,315
Class A Shares
Net Assets	$ 266,757,827
Shares Outstanding	16,455,319
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.21
Maximum Offering Price Per Share (100 ÷ 97.25 of net asset value per share)	$ 16.67
Class C Shares
Net Assets	$ 32,087,033
Shares Outstanding	1,986,864
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 16.15
16
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Statement of Assets and Liabilities — continued

September 30, 2020
Class I Shares
Net Assets	$1,349,827,701
Shares Outstanding	82,709,555
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.32
Class R6 Shares
Net Assets	$ 40,101,754
Shares Outstanding	2,457,355
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 16.32

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
17
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Statement of Operations

Year Ended
September 30, 2020
Investment Income
Dividend income - affiliated issuers	$ 18,907
Interest and other income (net of foreign taxes withheld of $221)	49,140,707
Securities lending income, net	26,107
Total investment income	$ 49,185,721
Expenses
Investment advisory fee	$ 4,637,137
Administrative fee	2,007,114
Distribution and service fees:
Class A	640,621
Class C	410,581
Trustees' fees and expenses	71,326
Custodian fees	36,125
Transfer agency fees and expenses	1,172,081
Accounting fees	343,033
Professional fees	77,702
Registration fees	96,404
Reports to shareholders	98,867
Miscellaneous	116,723
Total expenses	$ 9,707,714
Waiver and/or reimbursement of expenses by affiliate	$ (117,632)
Reimbursement of expenses - other	(23,174)
Net expenses	$ 9,566,908
Net investment income	$ 39,618,813
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 11,829,598
Investment securities - affiliated issuers	9,230
Futures contracts	7,072,223
Net realized gain	$ 18,911,051
Change in unrealized appreciation (depreciation):
Investment securities	$ (19,412,451)
Investment securities - affiliated issuers	(27)
Futures contracts	785,322
Net change in unrealized appreciation (depreciation)	$(18,627,156)
Net realized and unrealized gain	$ 283,895
Net increase in net assets from operations	$ 39,902,708
18
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 39,618,813	$ 43,657,375
Net realized gain	18,911,051	4,035,796
Net change in unrealized appreciation (depreciation)	(18,627,156)	26,352,117
Net increase in net assets from operations	$ 39,902,708	$ 74,045,288
Distributions to shareholders:
Class A	$ (5,795,454)	$ (7,376,631)
Class C	(632,771)	(1,356,598)
Class I	(33,765,920)	(36,478,161)
Class R6	(823,433)	(188,639) (1)
Total distributions to shareholders	$ (41,017,578)	$ (45,400,029)
Capital share transactions:
Class A	$ 14,929,167	$ (12,253,152)
Class C	(16,172,341)	(30,921,398)
Class I	53,070,141	231,932,622
Class R6	15,500,381	24,413,391 (1)
Net increase in net assets from capital share transactions	$ 67,327,348	$ 213,171,463
Net increase in net assets	$ 66,212,478	$ 241,816,722
Net Assets
At beginning of year	$ 1,622,561,837	$ 1,380,745,115
At end of year	$1,688,774,315	$1,622,561,837

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
19
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Financial Highlights

	Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 16.13	$ 15.83	$ 16.11	$ 16.18	$ 15.96
Income (Loss) From Operations
Net investment income(1)	$ 0.35	$ 0.45	$ 0.37	$ 0.30	$ 0.33(2)
Net realized and unrealized gain (loss)	0.09	0.32	(0.28)	(0.07)	0.22
Total income from operations	$ 0.44	$ 0.77	$ 0.09	$ 0.23	$ 0.55
Less Distributions
From net investment income	$ (0.36)	$ (0.47)	$ (0.37)	$ (0.30)	$ (0.33)
Total distributions	$ (0.36)	$ (0.47)	$ (0.37)	$ (0.30)	$ (0.33)
Net asset value — End of year	$ 16.21	$ 16.13	$ 15.83	$ 16.11	$ 16.18
Total Return(3)	2.80%	4.94%	0.59%	1.43%	3.50%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$266,758	$251,080	$258,528	$337,692	$618,552
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.77%	0.81%	0.84%	0.94%	0.97%
Net expenses	0.76%	0.79%	0.84%	0.89%	0.94%
Net investment income	2.18%	2.80%	2.29%	1.87%	2.05% (2)
Portfolio Turnover	91% (5)	68%	80%	94%	147%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
20
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 16.07	$ 15.77	$ 16.05	$ 16.12	$ 15.91
Income (Loss) From Operations
Net investment income(1)	$ 0.23	$ 0.33	$ 0.25	$ 0.18	$ 0.21(2)
Net realized and unrealized gain (loss)	0.09	0.32	(0.28)	(0.08)	0.21
Total income (loss) from operations	$ 0.32	$ 0.65	$ (0.03)	$ 0.10	$ 0.42
Less Distributions
From net investment income	$ (0.24)	$ (0.35)	$ (0.25)	$ (0.17)	$ (0.21)
Total distributions	$ (0.24)	$ (0.35)	$ (0.25)	$ (0.17)	$ (0.21)
Net asset value — End of year	$ 16.15	$ 16.07	$ 15.77	$ 16.05	$ 16.12
Total Return(3)	2.03%	4.16%	(0.16)%	0.66%	2.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$32,087	$48,326	$78,228	$100,333	$130,665
Ratios (as a percentage of average daily net assets):(4)
Total expenses	1.52%	1.57%	1.59%	1.65%	1.72%
Net expenses	1.51%	1.55%	1.59%	1.65%	1.69%
Net investment income	1.46%	2.06%	1.55%	1.11%	1.30% (2)
Portfolio Turnover	91% (5)	68%	80%	94%	147%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
21
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 16.24	$ 15.93	$ 16.20	$ 16.27	$ 16.05
Income (Loss) From Operations
Net investment income(1)	$ 0.39	$ 0.49	$ 0.43	$ 0.36	$ 0.40(2)
Net realized and unrealized gain (loss)	0.10	0.33	(0.29)	(0.07)	0.22
Total income from operations	$ 0.49	$ 0.82	$ 0.14	$ 0.29	$ 0.62
Less Distributions
From net investment income	$ (0.41)	$ (0.51)	$ (0.41)	$ (0.36)	$ (0.40)
Total distributions	$ (0.41)	$ (0.51)	$ (0.41)	$ (0.36)	$ (0.40)
Net asset value — End of year	$ 16.32	$ 16.24	$ 15.93	$ 16.20	$ 16.27
Total Return(3)	3.05%	5.24%	0.91%	1.82%	3.91%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,349,828	$1,298,581	$1,043,989	$359,176	$259,852
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.52%	0.56%	0.59%	0.53%	0.53%
Net expenses	0.51%	0.51%	0.52%	0.51%	0.52%
Net investment income	2.43%	3.06%	2.69%	2.23%	2.47% (2)
Portfolio Turnover	91% (5)	68%	80%	94%	147%

(1)	Computed using average shares outstanding.
(2)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.005 per share and less than 0.005% of average net assets.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Includes the effect of To-Be-Announced (TBA) transactions.
22
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Financial Highlights — continued

	Class R6
	Year Ended September 30,	Period Ended September 30,
	2020	2019 (1)
Net asset value — Beginning of period	$ 16.24	$ 15.90
Income (Loss) From Operations
Net investment income(2)	$ 0.40	$ 0.33
Net realized and unrealized gain	0.09	0.34
Total income from operations	$ 0.49	$ 0.67
Less Distributions
From net investment income	$ (0.41)	$ (0.33)
Total distributions	$ (0.41)	$ (0.33)
Net asset value — End of period	$ 16.32	$ 16.24
Total Return(3)	3.10%	4.25% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,102	$24,575
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.46%	0.49% (6)
Net expenses	0.46%	0.46% (6)
Net investment income	2.46%	3.11% (6)
Portfolio Turnover	91% (7)	68% (8)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes the effect of To-Be-Announced (TBA) transactions.
(8)	For the year ended September 30, 2019.
23
See Notes to Financial Statements.

Calvert
Short Duration Income Fund
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.50% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the
24

Calvert
Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 361,619,224	$ —	$ 361,619,224
Collateralized Mortgage-Backed Obligations	—	118,193,643	—	118,193,643
Commercial Mortgage-Backed Securities	—	101,831,168	—	101,831,168
Convertible Bonds	—	3,340,385	—	3,340,385
Corporate Bonds	—	995,818,317	—	995,818,317
Senior Floating-Rate Loans	—	28,556,694	—	28,556,694
Sovereign Government Bonds	—	6,017,100	—	6,017,100
Tax-Exempt Municipal Obligations	—	5,753,628	—	5,753,628
Taxable Municipal Obligations	—	13,314,577	—	13,314,577
U.S. Government Agency Mortgage-Backed Securities	—	33,556,242	—	33,556,242
U.S. Treasury Obligations	—	24,433,004	—	24,433,004
Short-Term Investments:
Commercial Paper	—	18,482,156	—	18,482,156
Other	—	18,183,677	—	18,183,677
Securities Lending Collateral	12,088,815	—	—	12,088,815
Total Investments	$12,088,815	$1,729,099,815	$ —	$1,741,188,630
Futures Contracts	$ 4,055	$ —	$ —	$ 4,055
Total	$12,092,870	$1,729,099,815	$ —	$1,741,192,685
Liability Description
Futures Contracts	$ (350,231)	$ —	$ —	$ (350,231)
Total	$ (350,231)	$ —	$ —	$ (350,231)
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2020 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
25

Calvert
Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
J  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be
26

Calvert
Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

closed by entering into an offsetting commitment or delivery of securities. The Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement dated December 31, 2016 and an amended fee schedule to such agreement effective February 1, 2019, CRM receives a fee, payable monthly, at the following annual rates of the Fund's average daily net assets: 0.28% on the first $750 million and 0.275% over $750 million. For the year ended September 30, 2020, the investment advisory fee amounted to $4,637,137 or 0.28% of the Fund's average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund's expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.76%, 1.51%, 0.51% and 0.46% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, CRM waived or reimbursed expenses of $117,632.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2020, CRM was paid administrative fees of $2,007,114.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2020 amounted to $640,621 and $410,581 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $5,659 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2020. The Fund was also informed that EVD received $23,219 and $15,005 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $62,998 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $25,229 and the reimbursement was $23,174, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
27

Calvert
Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns and principal repayments on senior floating-rate loans, were $1,306,979,299 and $1,045,124,323, respectively. Purchases and sales of U.S. government and agency securities, including paydowns and TBA transactions, were $311,727,489 and $410,804,999, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
	Year Ended September 30,
	2020	2019
Ordinary income	$41,017,578	$45,400,029
During the year ended September 30, 2020, distributable earnings was decreased by $597,913 and paid-in capital was increased by $597,913 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,492,108
Undistributed long-term capital gains	$ 4,789,239
Net unrealized depreciation	$(2,603,858)
Distributions payable	$ (424,792)
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,743,792,488
Gross unrealized appreciation	$ 28,351,001
Gross unrealized depreciation	(30,954,859)
Net unrealized depreciation	$ (2,603,858)
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2020 is included in the Schedule of Investments. During the year ended September 30, 2020, the Fund used futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$4,055 (1)	$(350,231) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
28

Calvert
Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2020 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 7,072,223	$ 785,322
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended September 30, 2020 was approximately $306,433,000 and $40,483,000, respectively.
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2020, the total value of securities on loan, including accrued interest, was $11,967,110 and the total value of collateral received was $12,088,815, comprised of cash.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$12,088,815	$ —	$ —	$ —	$12,088,815
The carrying amount of the liability for deposits for securities loaned at September 30, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020.
7  Line of Credit
Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
29

Calvert
Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.
8  Affiliated Funds
At September 30, 2020, the value of the Fund’s investment in affiliated funds was $18,183,677, which represents 1.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$345,506,866	$(327,332,392)	$9,230	$(27)	$18,183,677	$18,907	18,181,858
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
	Year Ended September 30, 2020		Year Ended September 30, 2019(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,761,832	$ 92,418,372	4,283,710	$ 68,199,605
Reinvestment of distributions	322,971	5,171,284	415,446	6,613,554
Shares redeemed	(5,816,113)	(92,570,103)	(6,487,358)	(103,230,367)
Converted from Class C	624,490	9,909,614	1,017,682	16,164,056
Net increase (decrease)	893,180	$ 14,929,167	(770,520)	$ (12,253,152)
Class C
Shares sold	571,703	$ 9,105,538	457,815	$ 7,263,061
Reinvestment of distributions	31,001	494,496	65,190	1,031,795
Shares redeemed	(995,684)	(15,862,761)	(1,455,200)	(23,052,198)
Converted to Class A	(626,896)	(9,909,614)	(1,021,893)	(16,164,056)
Net decrease	(1,019,876)	$ (16,172,341)	(1,954,088)	$ (30,921,398)
Class I
Shares sold	38,858,238	$ 627,700,552	39,575,354	$ 634,478,163
Reinvestment of distributions	1,762,988	28,418,075	1,884,045	30,216,112
Shares redeemed	(37,857,916)	(603,048,486)	(27,048,260)	(432,761,653)
Net increase	2,763,310	$ 53,070,141	14,411,139	$ 231,932,622
30

Calvert
Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

	Year Ended September 30, 2020		Year Ended September 30, 2019(1)
	Shares	Amount	Shares	Amount
Class R6
Shares sold	1,794,251	$ 29,125,054	1,658,079	$ 26,770,111
Reinvestment of distributions	49,428	795,909	11,669	188,639
Shares redeemed	(899,338)	(14,420,582)	(156,734)	(2,545,359)
Net increase	944,341	$ 15,500,381	1,513,014	$ 24,413,391

(1)	For Class R6, for the period from the commencement of operations, February 1, 2019, to September 30, 2019.
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
11  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
31

Calvert
Short Duration Income Fund
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Short Duration Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
32

Calvert
Short Duration Income Fund
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2020, $5,286,049 or, if subsequently determined to be different, the net capital gain of such year.
33

Calvert
Short Duration Income Fund
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Calvert
Short Duration Income Fund
September 30, 2020
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
35

Calvert
Short Duration Income Fund
September 30, 2020
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
36

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
37

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24179     9.30.20

Calvert
Ultra-Short Duration Income Fund
Annual Report
September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.
E-Delivery Sign-Up - Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2020
Calvert
Ultra-Short Duration Income Fund

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
As the 12-month period opened on October 1, 2019, interest rates were trending modestly upward amid better-than-expected U.S. employment reports and cautious optimism about a détente in U.S.-China trade relations. Interest rates continued to move upward through the end of 2019.
In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns and led to a “flight to quality” that sparked a brief fixed-income market rally. As the virus turned into a global pandemic in February and March, it ended the longest-ever period of U.S. economic expansion and brought about a global economic slowdown. Credit markets along with equity markets declined in value amid unprecedented volatility.
In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates close to zero percent for the foreseeable future and use all tools at its disposal to support the U.S. economy. These moves helped calm the markets and initiated a new fixed-income rally that began in April and lasted through most of the summer.
Midway through August, however, the fixed-income rally stalled as investors grew concerned about a resurgence of the coronavirus and the consequences for the nascent economic recovery. For the rest of the period, fixed-income prices were flat to down, driven in part by Congress’ failure to pass another stimulus bill — following the expiration of support from the federal CARES Act passed in March 2020, which boosted unemployment benefits and helped businesses keep workers employed. As the period ended, the U.S. Senate and House were deadlocked on an additional stimulus bill, and coronavirus cases were rising.
For the period as a whole, most fixed-income asset classes delivered positive returns, with strong gains from April through mid-August 2020, which compensated for losses in March. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. bond market, returned 6.98% for the period. As corporate bonds benefited from Fed policy — which included purchases of corporate investment-grade debt and high yield exchange-traded funds — the Bloomberg Barclays U.S. Corporate Bond Index returned 7.90% for the period.
High yield bonds, which had fared poorly early in the period, outperformed investment-grade bonds in the second half of the period as investors searched for yield in a low-rate environment. For the period as a whole, the Bloomberg Barclays U.S. Corporate High Yield Index returned 3.25%.
Fund Performance
For the 12-month period ended September 30, 2020, Calvert Ultra-Short Duration Income Fund (the Fund) returned 0.35% for Class A shares at net asset value, underperforming its benchmark, the Bloomberg Barclays 9-12 Months Short Treasury Index (the Index), which returned 2.25%.
The Fund’s shorter-than-Index duration and yield curve positioning detracted from returns relative to the Index during the period. The Fund’s out-of-Index allocations to mortgage-backed securities, commercial mortgage-backed securities, and bank loans were also detractors.
Out-of-Index allocations to investment-grade corporate securities, asset-backed securities (ABS), and commercial paper contributed to performance relative to the Index during the period.
With additional U.S. fiscal stimulus in doubt at the end of the period, the Fund exited or trimmed its positions in consumer-focused securitized credit as valuations rebounded. The Fund maintained an out-of-Index allocation to ABS, favoring areas that the Fund believed were more attractive in long-term fundamentals, such as deals backed by renewable energy loans and data centers. At period-end, the Fund was underweight interest rate duration.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Performance

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/31/2006	10/31/2006	0.35%	1.49%	1.20%
Class I at NAV	01/31/2014	10/31/2006	0.60	1.79	1.40
Class R6 at NAV	10/03/2017	10/31/2006	0.64	1.79	1.40

Bloomberg Barclays 9-12 Months Short Treasury Index	—	—	2.25%	1.55%	0.93%

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.79%	0.54%	0.50%
Net	0.72	0.47	0.43
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	09/30/2010	$287,360	N.A.
Class R6	$1,000,000	09/30/2010	$1,149,666	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Fund Profile

Asset Allocation (% of total investments)

Credit Quality (% of bond and loan holdings)*

* Ratings are based on Moody's Investors Service, Inc. (“Moody's”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer's creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P's measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody's) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency's analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition and does not necessarily reflect its assessment of the volatility of a security's market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

See Endnotes and Additional Disclosures in this report.
4

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg Barclays 9-12 Months Short Treasury Index measures the performance of U.S. Treasury bills, notes, and bonds with a maturity between nine and twelve months. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A and the performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Fund profile subject to change due to active management.
Additional Information
Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg Barclays U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.
Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.
Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

5

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,042.50	$3.68 **	0.72%
Class I	$1,000.00	$1,043.80	$2.40 **	0.47%
Class R6	$1,000.00	$1,044.00	$2.20 **	0.43%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.64 **	0.72%
Class I	$1,000.00	$1,022.65	$2.38 **	0.47%
Class R6	$1,000.00	$1,022.85	$2.17 **	0.43%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Schedule of Investments

Asset-Backed Securities — 25.4%

Security	Principal Amount (000's omitted)	Value
Automobile — 6.4%
Avis Budget Rental Car Funding AESOP, LLC, Series 2015-2A, Class A, 2.63%, 12/20/21(1)	$1,467	$ 1,470,987
Chesapeake Funding II, LLC:
Series 2017-3A, Class A2, 0.492%, (1 mo. USD LIBOR + 0.34%), 8/15/29(1)(2)	1,548	1,547,568
Series 2017-4A, Class A1, 2.12%, 11/15/29(1)	1,711	1,723,749
Series 2020-1A, Class A2, 0.802%, (1 mo. USD LIBOR + 0.65%), 8/16/32(1)(2)	1,173	1,173,997
Credit Acceptance Auto Loan Trust:
Series 2017-2A, Class C, 3.35%, 6/15/26(1)	959	961,641
Series 2017-3A, Class A, 2.65%, 6/15/26(1)	13	12,548
Series 2017-3A, Class C, 3.48%, 10/15/26(1)	1,512	1,528,400
Series 2018-1A, Class B, 3.60%, 4/15/27(1)	3,000	3,046,235
Enterprise Fleet Financing, LLC, Series 2017-3, Class A2, 2.13%, 5/22/23(1)	141	141,552
Ford Credit Auto Lease Trust:
Series 2020-B, Class A2A, 0.50%, 12/15/22	2,250	2,253,921
Series 2020-B, Class A2B, 0.412%, (1 mo. USD LIBOR + 0.26%), 12/15/22(2)	3,220	3,225,281
Hertz Fleet Lease Funding, L.P.:
Series 2017-1, Class A1, 0.806%, (1 mo. USD LIBOR + 0.65%), 4/10/31(1)(2)	5,050	5,048,376
Series 2017-1, Class A2, 2.13%, 4/10/31(1)	3,590	3,591,698
Series 2018-1, Class A1, 0.656%, (1 mo. USD LIBOR + 0.50%), 5/10/32(1)(2)	4,729	4,713,322
Series 2018-1, Class A2, 3.23%, 5/10/32(1)	2,452	2,463,633
Series 2019-1, Class A1, 0.626%, (1 mo. USD LIBOR + 0.47%), 1/10/33(1)(2)	996	998,572
OSCAR US Funding X, LLC, Series 2019-1A, Class A2, 3.10%, 4/11/22(1)	666	670,012
Tesla Auto Lease Trust:
Series 2018-B, Class A, 3.71%, 8/20/21(1)	2,573	2,597,615
Series 2019-A, Class A2, 2.13%, 4/20/22(1)	10,396	10,513,573
Series 2020-A, Class A2, 0.55%, 5/22/23(1)	2,000	2,003,556
Toyota Auto Receivables Owner Trust, Series 2020-C, Class A2, 0.36%, 2/15/23	2,750	2,751,886
		$ 52,438,122
Consumer Loan — 14.0%
Avant Loans Funding Trust:
Series 2019-A, Class A, 3.48%, 7/15/22(1)	$177	$ 177,074
Series 2019-B, Class A, 2.72%, 10/15/26(1)	8,178	8,210,875
Conn's Receivables Funding, LLC:
Series 2018-A, Class A, 3.25%, 1/15/23(1)	87	87,204
Series 2018-A, Class B, 4.65%, 1/15/23(1)	519	518,576
Series 2019-A, Class A, 3.40%, 10/16/23(1)	1,199	1,201,804
Security	Principal Amount (000's omitted)	Value
Consumer Loan (continued)
Conn's Receivables Funding, LLC: (continued)
Series 2019-B, Class A, 2.66%, 6/17/24(1)	$2,290	$ 2,289,418
Series 2019-B, Class B, 3.62%, 6/17/24(1)	2,180	2,156,844
Consumer Loan Underlying Bond Credit Trust:
Series 2019-P1, Class A, 2.94%, 7/15/26(1)	3,264	3,292,736
Series 2019-P2, Class A, 2.47%, 10/15/26(1)	2,627	2,639,815
Series 2020-P1, Class A, 2.26%, 3/15/28(1)	2,846	2,868,522
Marlette Funding Trust:
Series 2018-2A, Class C, 4.37%, 7/17/28(1)	8,000	8,092,202
Series 2019-2A, Class A, 3.13%, 7/16/29(1)	1,322	1,336,005
Series 2020-2A, Class A, 1.02%, 9/16/30(1)	2,350	2,354,563
OneMain Financial Issuance Trust:
Series 2017-1A, Class A1, 2.37%, 9/14/32(1)	16,891	16,925,882
Series 2017-1A, Class A2, 0.951%, (1 mo. USD LIBOR + 0.80%), 9/14/32(1)(2)	1,302	1,303,195
Oportun Funding VIII, LLC, Series 2018-A, Class B, 4.45%, 3/8/24(1)	2,140	2,146,346
Prosper Marketplace Issuance Trust:
Series 2018-1A, Class C, 4.87%, 6/17/24(1)	1,336	1,338,980
Series 2019-1A, Class A, 3.54%, 4/15/25(1)	96	96,282
Series 2019-4A, Class A, 2.48%, 2/17/26(1)	2,608	2,619,598
SoFi Consumer Loan Program, LLC:
Series 2017-4, Class A, 2.50%, 5/26/26(1)	1,825	1,839,007
Series 2017-5, Class A2, 2.78%, 9/25/26(1)	8,068	8,146,404
Series 2017-6, Class A2, 2.82%, 11/25/26(1)	5,741	5,782,012
SpringCastle America Funding, LLC, Series 2020-AA, Class A, 1.97%, 9/25/37(1)	5,280	5,308,612
Springleaf Funding Trust:
Series 2015-BA, Class A, 3.48%, 5/15/28(1)	2,518	2,529,699
Series 2017-AA, Class A, 2.68%, 7/15/30(1)	9,368	9,383,734
Theorem Funding Trust, Series 2020-1A, Class A, 2.48%, 10/15/26(1)	2,015	2,017,069
Verizon Owner Trust:
Series 2018-1A, Class A1A, 2.82%, 9/20/22(1)	123	124,185
Series 2018-1A, Class B, 3.05%, 9/20/22(1)	553	562,637
Series 2019-A, Class A1B, 0.486%, (1 mo. USD LIBOR + 0.33%), 9/20/23(2)	908	909,946
Series 2020-2A, Class A1B, 0.426%, (1 mo. USD LIBOR + 0.27%), 7/22/24(2)	13,500	13,507,768
Series 2020-B, Class A, 0.47%, 2/20/25	5,515	5,525,544
		$ 115,292,538
Equipment — 0.5%
Dell Equipment Finance Trust:
Series 2020-1, Class A1, 1.983%, 5/21/21(1)	$2,731	$ 2,740,463
Series 2020-2, Class A2, 0.47%, 10/24/22(1)	1,250	1,258,004
		$ 3,998,467

7
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Other — 2.4%
NextGear Floorplan Master Owner Trust:
Series 2017-2A, Class A1, 0.832%, (1 mo. USD LIBOR + 0.68%), 10/17/22(1)(2)	$7,250	$ 7,249,534
Series 2018-1A, Class A1, 0.792%, (1 mo. USD LIBOR + 0.64%), 2/15/23(1)(2)	6,000	6,004,318
Stack Infrastructure Issuer, LLC, Series 2020-1A, Class A2, 1.893%, 8/25/45(1)	1,525	1,539,903
Vantage Data Centers Issuer, LLC, Series 2020-2A, Class A2, 1.992%, 9/15/45(1)(3)	4,955	4,969,662
		$ 19,763,417
Small Business Loan — 0.7%
Small Business Lending Trust:
Series 2019-A, Class A, 2.85%, 7/15/26(1)	$2,805	$ 2,760,852
Series 2020-A, Class A, 2.62%, 12/15/26(1)	3,158	3,137,230
		$ 5,898,082
Student Loan — 0.0%(4)
SoFi Professional Loan Program, LLC, Series 2016-B, Class A1, 1.348%, (1 mo. USD LIBOR + 1.20%), 6/25/33(1)(2)	$125	$ 124,894
		$ 124,894
Timeshare — 0.2%
Hilton Grand Vacations Trust, Series 2020-AA, Class A, 2.74%, 2/25/39(1)	$1,558	$ 1,613,136
MVW, LLC, Series 2020-1A, Class A, 1.74%, 10/20/37(1)	437	443,116
		$ 2,056,252
Whole Business — 1.2%
Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	$9,574	$ 9,106,288
FOCUS Brands Funding, LLC, Series 2017-1A, Class A2I, 3.857%, 4/30/47(1)	387	359,145
		$ 9,465,433
Total Asset-Backed Securities (identified cost $209,300,230)		$ 209,037,205

Collateralized Mortgage-Backed Obligations — 7.0%

Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.:
Series 2020-1A, Class M1A, 2.798%, (1 mo. USD LIBOR + 2.65%), 6/25/30(1)(2)	$1,880	$ 1,896,268
Security	Principal Amount (000's omitted)	Value
Bellemeade Re, Ltd.: (continued)
Series 2020-2A, Class M1A, 2.448%, (1 mo. USD LIBOR + 2.30%), 8/26/30(1)(2)	$2,000	$ 2,016,462
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:
Series 2017-DNA3, Class M2, 2.648%, (1 mo. USD LIBOR + 2.50%), 3/25/30(2)	4,154	4,198,881
Series 2018-DNA1, Class M2, 1.948%, (1 mo. USD LIBOR + 1.80%), 7/25/30(2)	3,789	3,725,715
Series 2018-DNA1, Class M2AT, 1.198%, (1 mo. USD LIBOR + 1.05%), 7/25/30(2)	4,207	4,189,496
Series 2018-HQA2, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 10/25/48(1)(2)	571	571,281
Series 2019-DNA3, Class M2, 2.198%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(2)	1,913	1,879,327
Series 2019-DNA4, Class M2, 2.098%, (1 mo. USD LIBOR + 1.95%), 10/25/49(1)(2)	3,344	3,317,969
Series 2020-DNA1, Class M1, 0.848%, (1 mo. USD LIBOR + 0.70%), 1/25/50(1)(2)	723	724,084
Series 2020-DNA2, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 2/25/50(1)(2)	2,950	2,950,106
Series 2020-DNA4, Class M1, 1.648%, (1 mo. USD LIBOR + 1.50%), 8/25/50(1)(2)	2,760	2,775,272
Series 2020-HQA1, Class M1, 0.898%, (1 mo. USD LIBOR + 0.75%), 1/25/50(1)(2)	421	420,993
Federal National Mortgage Association Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 2.748%, (1 mo. USD LIBOR + 2.60%), 5/25/24(2)	7,140	6,251,902
Series 2014-C03, Class 1M2, 3.148%, (1 mo. USD LIBOR + 3.00%), 7/25/24(2)	5,323	4,666,530
Series 2014-C04, Class 1M2, 5.048%, (1 mo. USD LIBOR + 4.90%), 11/25/24(2)	10,566	10,969,920
Series 2019-R02, Class 1M2, 2.448%, (1 mo. USD LIBOR + 2.30%), 8/25/31(1)(2)	2,290	2,281,141
RESIMAC Bastille Trust,Series 2018-1NCA, Class A1, 1.004%, (1 mo. USD LIBOR + 0.85%), 12/5/59(1)(2)	1,664	1,664,393
RESIMAC Premier Trust,Series 2020-1A, Class A1A, (1 mo. USD LIBOR + 1.05%), 2/7/52(1)(5)	3,000	3,001,661
Total Collateralized Mortgage-Backed Obligations (identified cost $60,397,997)		$ 57,501,401

Commercial Mortgage-Backed Securities — 5.3%

Security	Principal Amount (000's omitted)	Value
BX Commercial Mortgage Trust, Series 2019-XL, Class A, 1.072%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(2)	$4,334	$ 4,343,575
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-DSTY, Class A, 3.429%, 6/10/27(1)	6,322	3,635,965

8
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Morgan Stanley Capital I Trust:
Series 2017-CLS, Class A, 0.852%, (1 mo. USD LIBOR + 0.70%), 11/15/34(1)(2)	$4,950	$ 4,940,523
Series 2017-CLS, Class B, 1.002%, (1 mo. USD LIBOR + 0.85%), 11/15/34(1)(2)	10,025	9,990,994
Series 2019-BPR, Class A, 1.552%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(2)	7,605	7,302,321
Motel 6 Trust:
Series 2017-MTL6, Class A, 1.072%, (1 mo. USD LIBOR + 0.92%), 8/15/34(1)(2)	3,820	3,762,734
Series 2017-MTL6, Class B, 1.342%, (1 mo. USD LIBOR + 1.19%), 8/15/34(1)(2)	2,090	2,046,570
Series 2017-MTL6, Class C, 1.552%, (1 mo. USD LIBOR + 1.40%), 8/15/34(1)(2)	5,589	5,466,137
RETL Trust:
Series 2019-RVP, Class A, 1.302%, (1 mo. USD LIBOR + 1.15%), 3/15/36(1)(2)	1,315	1,317,666
Series 2019-RVP, Class C, 2.252%, (1 mo. USD LIBOR + 2.10%), 3/15/36(1)(2)	1,250	1,152,510
Total Commercial Mortgage-Backed Securities (identified cost $47,267,161)		$ 43,958,995

Corporate Bonds — 53.4%

Security	Principal Amount (000's omitted)	Value
Communications — 1.5%
AT&T, Inc., 1.65%, 2/1/28	$969	$ 972,333
Sprint Corp., 7.25%, 9/15/21	2,700	2,828,250
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint Spectrum Co. III, LLC, 3.36%, 9/20/21(1)	250	253,191
Verizon Communications, Inc., 1.237%, (3 mo. USD LIBOR + 1.00%), 3/16/22(2)	8,411	8,508,755
		$ 12,562,529
Consumer, Cyclical — 8.4%
American Honda Finance Corp.:
0.65%, 9/8/23	$4,200	$ 4,200,366
0.875%, 7/7/23	3,111	3,137,652
Best Buy Co., Inc., 5.50%, 3/15/21	164	165,686
Daimler Finance North America, LLC, 0.799%, (3 mo. USD LIBOR + 0.55%), 5/4/21(1)(2)	5,000	5,002,528
Delta Air Lines, Inc., 3.40%, 4/19/21	4,000	3,985,362
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(1)	4,213	4,327,238
Ford Motor Credit Co., LLC:
1.114%, (3 mo. USD LIBOR + 0.81%), 4/5/21(2)	900	886,891
1.146%, (3 mo. USD LIBOR + 0.88%), 10/12/21(2)	3,140	3,017,237
3.336%, 3/18/21	4,000	4,007,200
5.875%, 8/2/21	3,000	3,061,875
Security	Principal Amount (000's omitted)	Value
Consumer, Cyclical (continued)
Hyundai Capital America, 1.217%, (3 mo. USD LIBOR + 0.94%), 7/8/21(1)(2)	$2,970	$ 2,972,623
Macy's Retail Holdings, LLC, 3.875%, 1/15/22(6)	6,570	6,225,075
Marriott International, Inc.:
0.846%, (3 mo. USD LIBOR + 0.60%), 12/1/20(2)	4,950	4,941,311
0.898%, (3 mo. USD LIBOR + 0.65%), 3/8/21(2)	4,949	4,929,235
Nordstrom, Inc., 4.00%, 10/15/21	1,993	1,992,368
PACCAR Financial Corp., 0.35%, 8/11/23	2,196	2,193,601
Toyota Motor Credit Corp.:
0.415%, (3 mo. USD LIBOR + 0.15%), 2/14/22(2)	8,150	8,156,502
0.45%, 7/22/22	5,500	5,512,700
		$ 68,715,450
Consumer, Non-cyclical — 5.1%
AbbVie, Inc., 0.597%, (3 mo. USD LIBOR + 0.35%), 5/21/21(1)(2)	$9,000	$ 9,009,491
Becton Dickinson and Co., 1.28%, (3 mo. USD LIBOR + 1.03%), 6/6/22(2)	390	392,784
Block Financial, LLC, 4.125%, 10/1/20	1,043	1,043,000
Campbell Soup Co., 0.88%, (3 mo. USD LIBOR + 0.63%), 3/15/21(2)	5,000	5,009,511
Centene Corp., 4.75%, 5/15/22	7,325	7,420,225
CVS Health Corp.:
0.962%, (3 mo. USD LIBOR + 0.72%), 3/9/21(2)	5,460	5,474,250
1.30%, 8/21/27	2,074	2,045,673
GlaxoSmithKline Capital PLC, 0.534%, 10/1/23(3)	1,594	1,595,654
Royalty Pharma PLC:
0.75%, 9/2/23(1)	8,250	8,233,400
1.20%, 9/2/25(1)	1,650	1,646,736
		$ 41,870,724
Energy — 1.0%
NuStar Logistics, L.P.:
5.75%, 10/1/25	$1,660	$ 1,718,598
6.75%, 2/1/21	3,511	3,532,505
TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)	2,800	2,876,384
		$ 8,127,487
Financial — 28.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
3.50%, 5/26/22	$1,300	$ 1,313,110
3.95%, 2/1/22	1,535	1,554,751
4.45%, 12/16/21	5,000	5,109,361
4.50%, 9/15/23	962	992,018
5.00%, 10/1/21	3,000	3,093,110
Air Lease Corp., 3.50%, 1/15/22	2,825	2,898,631

9
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial (continued)
Ally Financial, Inc., 1.45%, 10/2/23(6)	$5,000	$ 4,991,186
Banco Santander S.A., 1.346%, (3 mo. USD LIBOR + 1.09%), 2/23/23(2)	3,330	3,338,813
Bank of America Corp.:
0.636%, (3 mo. USD LIBOR + 0.38%), 1/23/22(2)	3,943	3,946,155
1.451%, (3 mo. USD LIBOR + 1.18%), 10/21/22(2)	4,000	4,042,281
Bank of Montreal, 0.761%, (SOFR + 0.68%), 3/10/23(2)	10,000	10,052,745
Bank of Nova Scotia (The), 0.63%, (SOFR + 0.55%), 9/15/23(2)	8,500	8,508,774
BBVA Bancomer S.A./Texas, 1.875%, 9/18/25(1)	1,718	1,680,634
Canadian Imperial Bank of Commerce, 0.88%, (SOFR + 0.80%), 3/17/23(2)	12,310	12,407,201
Capital One Financial Corp., 0.988%, (3 mo. USD LIBOR + 0.72%), 1/30/23(2)	7,084	7,089,993
Citibank NA, 0.853%, (3 mo. USD LIBOR + 0.60%), 5/20/22(2)	5,000	5,014,313
Citigroup, Inc.:
0.953%, (SOFR + 0.87%), 11/4/22(2)	10,000	10,040,833
1.318%, (3 mo. USD LIBOR + 1.07%), 12/8/21(2)	6,900	6,964,495
1.678% to 5/15/23, 5/15/24(7)	3,723	3,817,079
Credit Agricole Corporate & Investment Bank S.A., 0.924%, (3 mo. USD LIBOR + 0.625%), 10/3/21(2)	3,474	3,474,075
Danske Bank A/S, 1.171% to 12/8/22, 12/8/23(1)(7)	4,200	4,202,560
Discover Financial Services, 3.85%, 11/21/22	1,706	1,820,814
Empower Finance 2020, L.P., 1.357%, 9/17/27(1)	595	593,577
Goldman Sachs Group, Inc. (The), 1.355%, (3 mo. USD LIBOR + 1.11%), 4/26/22(2)	7,901	7,934,579
HAT Holdings I, LLC/HAT Holdings II, LLC, 5.25%, 7/15/24(1)	2,500	2,610,125
Lloyds Banking Group PLC, 1.326% to 6/15/22, 6/15/23(7)	2,380	2,398,051
Marsh & McLennan Cos., Inc., 1.418%, (3 mo. USD LIBOR + 1.20%), 12/29/21(2)	1,342	1,343,332
Mitsubishi UFJ Financial Group, Inc., 0.848% to 9/15/23, 9/15/24(7)	2,315	2,316,672
Mizuho Financial Group, Inc., 0.849% to 9/8/23, 9/8/24(7)	4,926	4,913,426
Morgan Stanley:
0.786%, (SOFR + 0.70%), 1/20/23(2)	27,212	27,291,450
0.914%, (SOFR + 0.83%), 6/10/22(2)	11,000	11,027,958
National Bank of Canada, 0.90% to 8/15/22, 8/15/23(7)	2,031	2,039,981
Newmark Group, Inc., 6.125%, 11/15/23	2,500	2,605,870
PNC Bank NA:
0.581%, (3 mo. USD LIBOR + 0.33%), 2/24/23(2)	10,000	10,013,190
0.672%, (3 mo. USD LIBOR + 0.43%), 12/9/22(2)(6)	13,000	13,043,303
Radian Group, Inc., 4.50%, 10/1/24	2,000	1,990,400
Santander UK Group Holdings PLC, 1.532% to 8/21/25, 8/21/26(7)	4,283	4,218,844
Standard Chartered PLC, 1.45%, (3 mo. USD LIBOR + 1.20%), 9/10/22(1)(2)	8,700	8,729,852
Security	Principal Amount (000's omitted)	Value
Financial (continued)
Swedbank AB, 0.60%, 9/25/23(1)	$6,200	$ 6,192,188
Synovus Bank/Columbus, GA, 2.289% to 2/10/22, 2/10/23(7)	4,078	4,128,805
Toronto-Dominion Bank (The), 0.529%, (SOFR + 0.45%), 9/28/23(2)	8,200	8,206,140
UBS Group AG:
1.008% to 7/30/23, 7/30/24(1)(7)	2,000	2,005,768
1.364% to 1/30/26, 1/30/27(1)(7)	354	354,181
UniCredit SpA, 2.569% to 9/22/25, 9/22/26(1)(7)	1,976	1,953,927
		$ 232,264,551
Industrial — 3.0%
Caterpillar Financial Services Corp.:
0.45%, 9/14/23(6)	$1,989	$ 1,989,812
0.497%, (3 mo. USD LIBOR + 0.22%), 1/6/22(2)	7,000	7,007,544
0.65%, 7/7/23	1,354	1,360,421
FedEx Corp., 3.40%, 1/14/22	2,000	2,073,867
Jabil, Inc., 4.70%, 9/15/22	8,073	8,657,784
Otis Worldwide Corp., 0.754%, (3 mo. USD LIBOR + 0.45%), 4/5/23(2)	3,500	3,502,389
		$ 24,591,817
Technology — 2.8%
DXC Technology Co., 4.00%, 4/15/23	$1,956	$ 2,060,864
Hewlett Packard Enterprise Co.:
0.929%, (3 mo. USD LIBOR + 0.68%), 3/12/21(2)	3,011	3,017,279
1.024%, (3 mo. USD LIBOR + 0.72%), 10/5/21(2)	16,267	16,269,358
j2 Cloud Services, LLC/j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(1)	2,000	2,082,600
		$ 23,430,101
Utilities — 3.4%
Florida Power & Light Co., 0.641%, (3 mo. USD LIBOR + 0.38%), 7/28/23(2)	$5,000	$ 5,003,887
NextEra Energy Capital Holdings, Inc., 0.806%, (3 mo. USD LIBOR + 0.55%), 8/28/21(2)	2,175	2,175,859
Sempra Energy, 0.775%, (3 mo. USD LIBOR + 0.50%), 1/15/21(2)	8,557	8,557,798
Southern California Gas Co., 0.57%, (3 mo. USD LIBOR + 0.35%), 9/14/23(2)	10,000	10,000,390
Xcel Energy, Inc., 0.50%, 10/15/23	2,000	1,999,334
		$ 27,737,268
Total Corporate Bonds (identified cost $437,970,751)		$ 439,299,927

10
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

Senior Floating-Rate Loans(8) — 0.2%

Security	Principal Amount (000's omitted)	Value
Equipment Leasing — 0.2%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$1,301	$ 1,273,613
Total Senior Floating-Rate Loans (identified cost $1,300,714)		$ 1,273,613

Sovereign Government Bonds — 0.7%

Security	Principal Amount (000's omitted)	Value
Kreditanstalt fuer Wiederaufbau, 1.875%, 11/30/20	$5,825	$ 5,840,882
Total Sovereign Government Bonds (identified cost $5,840,706)		$ 5,840,882

Taxable Municipal Obligations — 0.1%

Security	Principal Amount (000's omitted)	Value
Special Tax Revenue — 0.1%
San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 1.814%, 11/1/20	$570	$ 570,695
Total Taxable Municipal Obligations (identified cost $570,000)		$ 570,695

U.S. Government Agency Mortgage-Backed Securities — 2.0%

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Association:
30-Year, 2.00%, TBA(9)	$8,000	$ 8,274,545
30-Year, 2.50%, TBA(9)	8,000	8,395,623
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $16,655,625)		$ 16,670,168

Short-Term Investments — 7.1%

Commercial Paper — 4.0%
Security	Principal Amount (000's omitted)	Value
CNH Industrial Capital, LLC, 2.299%, 10/6/20(1)(10)(11)	$5,000	$ 4,999,871
Ford Motor Credit Co., LLC, 3.091%, 11/4/20(1)(10)(11)	7,500	7,485,380
Commercial Paper (continued)
Security	Principal Amount (000's omitted)	Value
Jabil, Inc., 0.71%, 10/19/20(1)(10)(11)	$20,000	$ 19,995,419
Total Commercial Paper (identified cost $32,470,541)		$ 32,480,670
Other — 2.2%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(12)	17,837,292	$ 17,839,076
Total Other (identified cost $17,839,076)		$ 17,839,076

Securities Lending Collateral — 0.9%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(13)	7,679,905	$ 7,679,905
Total Securities Lending Collateral (identified cost $7,679,905)		$ 7,679,905
Total Short-Term Investments (identified cost $57,989,522)		$ 57,999,651
Total Investments — 101.2% (identified cost $837,292,706)		$ 832,152,537

Other Assets, Less Liabilities — (1.2)%	$ (9,624,887)
Net Assets — 100.0%	$ 822,527,650

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2020, the aggregate value of these securities is $345,528,484 or 42.0% of the Fund's net assets.
(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2020.
(3)	When-issued security.
(4)	Amount is less than 0.05%.
(5)	When-issued, variable rate security whose interest rate will be determined after September 30, 2020.
(6)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $8,831,540.
(7)	Security converts to variable rate after the indicated fixed-rate coupon period.

11
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Schedule of Investments — continued

(8)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(9)	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.
(10)	Security exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At September 30, 2020, the aggregate value of these securities is $32,480,670, representing 4.0% of the Fund’s net assets.
(11)	Rate shown is the discount rate at date of purchase.
(12)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(13)	Represents investment of cash collateral received in connection with securities lending.

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Futures
U.S. 2-Year Treasury Note	(95)	Short	12/31/20	$(20,991,289)	$ (9,065)
U.S. 5-Year Treasury Note	(22)	Short	12/31/20	(2,772,687)	(1,772)
U.S. Ultra 10-Year Treasury Note	(50)	Short	12/21/20	(7,996,094)	(748)
					$(11,585)

Abbreviations:
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
TBA	– To Be Announced

Currency Abbreviations:
USD	– United States Dollar
12
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Statement of Assets and Liabilities

September 30, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $819,453,630) - including $8,831,540 of securities on loan	$ 814,313,461
Investments in securities of affiliated issuers, at value (identified cost $17,839,076)	17,839,076
Receivable for variation margin on open futures contracts	62,358
Deposits at broker for futures contracts	173,500
Receivable for investments sold	25,436,996
Receivable for capital shares sold	1,731,296
Interest receivable	1,652,120
Dividends receivable - affiliated	2,687
Securities lending income receivable	2,286
Trustees' deferred compensation plan	674,405
Total assets	$861,888,185
Liabilities
Payable for investments purchased	$ 2,621,695
Payable for when-issued securities/forward purchase commitments	26,217,625
Payable for capital shares redeemed	1,479,214
Distributions payable	102,945
Deposits for securities loaned	7,679,905
Payable to affiliates:
Investment advisory fee	176,123
Administrative fee	81,288
Distribution and service fees	60,769
Sub-transfer agency fee	16,881
Trustees' deferred compensation plan	674,405
Other	10,991
Accrued expenses	238,694
Total liabilities	$ 39,360,535
Net Assets	$822,527,650
Sources of Net Assets
Paid-in capital	$ 841,852,034
Accumulated loss	(19,324,384)
Total	$822,527,650
Class A Shares
Net Assets	$ 296,785,640
Shares Outstanding	30,093,220
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.86
Class I Shares
Net Assets	$ 490,797,643
Shares Outstanding	49,755,707
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.86
13
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Statement of Assets and Liabilities — continued

September 30, 2020
Class R6 Shares
Net Assets	$34,944,367
Shares Outstanding	3,545,183
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.86
14
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Statement of Operations

Year Ended
September 30, 2020
Investment Income
Dividend income - affiliated issuers	$ 11,744
Interest income (net of foreign taxes withheld of $57)	20,234,911
Securities lending income, net	11,716
Total investment income	$ 20,258,371
Expenses
Investment advisory fee	$ 2,376,987
Administrative fee	1,097,249
Distribution and service fees:
Class A	777,782
Trustees' fees and expenses	39,871
Custodian fees	12,660
Transfer agency fees and expenses	667,418
Accounting fees	198,752
Professional fees	67,794
Registration fees	60,826
Reports to shareholders	49,669
Miscellaneous	71,500
Total expenses	$ 5,420,508
Waiver and/or reimbursement of expenses by affiliate	$ (348,668)
Reimbursement of expenses - other	(13,538)
Net expenses	$ 5,058,302
Net investment income	$ 15,200,069
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (11,219,238)
Investment securities - affiliated issuers	10,427
Futures contracts	(3,973)
Net realized loss	$(11,212,784)
Change in unrealized appreciation (depreciation):
Investment securities	$ (6,147,708)
Futures contracts	(11,585)
Net change in unrealized appreciation (depreciation)	$ (6,159,293)
Net realized and unrealized loss	$(17,372,077)
Net decrease in net assets from operations	$ (2,172,008)
15
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 15,200,069	$ 24,669,641
Net realized gain (loss)	(11,212,784)	171,222
Net change in unrealized appreciation (depreciation)	(6,159,293)	30,692
Net increase (decrease) in net assets from operations	$ (2,172,008)	$ 24,871,555
Distributions to shareholders:
Class A	$ (4,884,021)	$ (8,308,040)
Class I	(10,226,978)	(16,189,431)
Class R6	(937,447)	(1,065,082)
Total distributions to shareholders	$ (16,048,446)	$ (25,562,553)
Capital share transactions:
Class A	$ (10,354,612)	$ (65,882,586)
Class I	(73,594,016)	35,931,728
Class R6	(13,997,987)	33,002,275
Net increase (decrease) in net assets from capital share transactions	$ (97,946,615)	$ 3,051,417
Net increase (decrease) in net assets	$(116,167,069)	$ 2,360,419
Net Assets
At beginning of year	$ 938,694,719	$ 936,334,300
At end of year	$ 822,527,650	$938,694,719
16
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Financial Highlights

	Class A
	Year Ended September 30,
	2020	2019	2018 (1)	2017 (1)	2016 (1)
Net asset value — Beginning of year	$ 9.98	$ 9.99	$ 10.01	$ 9.99	$ 9.92
Income (Loss) From Operations
Net investment income(2)	$ 0.15	$ 0.24	$ 0.17	$ 0.12	$ 0.10(3)
Net realized and unrealized gain (loss)	(0.12)	— (4)	(0.01)	0.02	0.07
Total income from operations	$ 0.03	$ 0.24	$ 0.16	$ 0.14	$ 0.17
Less Distributions
From net investment income	$ (0.15)	$ (0.25)	$ (0.18)	$ (0.12)	$ (0.10)
From net realized gain	—	—	— (5)	—	—
Total distributions	$ (0.15)	$ (0.25)	$ (0.18)	$ (0.12)	$ (0.10)
Net asset value — End of year	$ 9.86	$ 9.98	$ 9.99	$ 10.01	$ 9.99
Total Return(6)	0.35%	2.46%	1.65%	1.42%	1.68%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$296,786	$311,980	$378,257	$440,440	$408,788
Ratios (as a percentage of average daily net assets):(7)
Total expenses	0.76%	0.79%	0.77%	0.82%	0.91%
Net expenses	0.72%	0.74%	0.77%	0.79%	0.88%
Net investment income	1.48%	2.44%	1.73%	1.18%	1.01% (3)
Portfolio Turnover	128% (8)	85%	105%	107%	64%

(1)	Per share data reflects a 1.5615-for-1 share split effective June 15, 2018.
(2)	Computed using average shares outstanding.
(3)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.002 per share and less than 0.02% of average net assets.
(4)	Amount is less than $0.005.
(5)	Amount is less than $(0.005).
(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(7)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(8)	Includes the effect of To Be Announced (TBA) transactions.
17
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2020	2019	2018 (1)	2017 (1)	2016 (1)
Net asset value — Beginning of year	$ 9.98	$ 9.99	$ 10.01	$ 9.98	$ 9.92
Income (Loss) From Operations
Net investment income(2)	$ 0.17	$ 0.27	$ 0.21	$ 0.15	$ 0.14(3)
Net realized and unrealized gain (loss)	(0.11)	— (4)	(0.03)	0.03	0.06
Total income from operations	$ 0.06	$ 0.27	$ 0.18	$ 0.18	$ 0.20
Less Distributions
From net investment income	$ (0.18)	$ (0.28)	$ (0.20)	$ (0.15)	$ (0.14)
From net realized gain	—	—	— (5)	—	—
Total distributions	$ (0.18)	$ (0.28)	$ (0.20)	$ (0.15)	$ (0.14)
Net asset value — End of year	$ 9.86	$ 9.98	$ 9.99	$ 10.01	$ 9.98
Total Return(6)	0.60%	2.75%	1.89%	1.75%	2.09%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$490,798	$576,065	$540,507	$96,906	$38,609
Ratios (as a percentage of average daily net assets):(7)
Total expenses	0.51%	0.54%	0.53%	0.48%	0.55%
Net expenses	0.47%	0.48%	0.50%	0.46%	0.50%
Net investment income	1.75%	2.70%	2.10%	1.51%	1.43% (3)
Portfolio Turnover	128% (8)	85%	105%	107%	64%

(1)	Per share data reflects a 1.5625-for-1 share split effective June 15, 2018.
(2)	Computed using average shares outstanding.
(3)	Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to less than $0.003 per share and less than 0.02% of average net assets.
(4)	Amount is less than $0.005.
(5)	Amount is less than $(0.005).
(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(7)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(8)	Includes the effect of To Be Announced (TBA) transactions.
18
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Financial Highlights — continued

	Class R6
	Year Ended September 30,		Period Ended September 30,
	2020	2019	2018 (1)(2)
Net asset value — Beginning of period	$ 9.98	$ 9.99	$ 10.01
Income (Loss) From Operations
Net investment income(3)	$ 0.18	$ 0.27	$ 0.21
Net realized and unrealized gain (loss)	(0.12)	— (4)	(0.02)
Total income from operations	$ 0.06	$ 0.27	$ 0.19
Less Distributions
From net investment income	$ (0.18)	$ (0.28)	$ (0.21)
From net realized gain	—	—	— (5)
Total distributions	$ (0.18)	$ (0.28)	$ (0.21)
Net asset value — End of period	$ 9.86	$ 9.98	$ 9.99
Total Return(6)	0.64%	2.76%	1.90% (7)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,944	$50,650	$17,570
Ratios (as a percentage of average daily net assets):(8)
Total expenses	0.47%	0.50%	0.48% (9)
Net expenses	0.43%	0.44%	0.48% (9)
Net investment income	1.85%	2.72%	2.07% (9)
Portfolio Turnover	128% (10)	85%	105% (11)

(1)	Per share data reflects a 1.5629-for-1 share split on June 15, 2018.
(2)	For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(3)	Computed using average shares outstanding.
(4)	Amount is less than $0.005.
(5)	Amount is less than $(0.005).
(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(7)	Not annualized.
(8)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(9)	Annualized.
(10)	Includes the effect of To Be Announced (TBA) transactions.
(11)	For the year ended September 30, 2018.
19
See Notes to Financial Statements.

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Ultra-Short Duration Income Fund (the Fund) is a diversified series of The Calvert Fund (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities. The Fund invests primarily in investment grade, U.S. dollar denominated debt securities.
The Fund offers three classes of shares. Class A shares are sold at net asset value and are not subject to a sales charge. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public
20

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 209,037,205	$ —	$ 209,037,205
Collateralized Mortgage-Backed Obligations	—	57,501,401	—	57,501,401
Commercial Mortgage-Backed Securities	—	43,958,995	—	43,958,995
Corporate Bonds	—	439,299,927	—	439,299,927
Senior Floating-Rate Loans	—	1,273,613	—	1,273,613
Sovereign Government Bonds	—	5,840,882	—	5,840,882
Taxable Municipal Obligations	—	570,695	—	570,695
U.S. Government Agency Mortgage-Backed Securities	—	16,670,168	—	16,670,168
Short-Term Investments:
Commercial Paper	—	32,480,670	—	32,480,670
Other	—	17,839,076	—	17,839,076
Securities Lending Collateral	7,679,905	—	—	7,679,905
Total Investments	$7,679,905	$824,472,632	$ —	$832,152,537
Liability Description
Futures Contracts	$ (11,585)	$ —	$ —	$ (11,585)
Total	$ (11,585)	$ —	$ —	$ (11,585)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating-Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce
21

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
J  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment may be closed by entering into an offsetting commitment or delivery of securities. The Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the following annual rates of the Fund’s average daily net assets: 0.26% on the first $1 billion and 0.25% on the excess of $1 billion. For the year ended September 30, 2020, the investment advisory fee amounted to $2,376,987 or 0.26% of the Fund’s average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
22

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.72%, 0.47% and 0.43% of the Fund’s average daily net assets for Class A, Class I and Class R6, respectively. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, CRM waived or reimbursed expenses of $348,668.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2020, CRM was paid administrative fees of $1,097,249.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2020 amounted to $777,782 for Class A shares.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $111,814 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $14,589 and the reimbursement was $13,538, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities, paydowns, principal repayments on senior floating-rate loans and TBA transactions, were $841,690,330 and $821,079,516, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $150,199,457 and $194,124,827, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
	Year Ended September 30,
	2020	2019
Ordinary income	$16,048,446	$25,562,553
During the year ended September 30, 2020, accumulated loss was decreased by $89,257 and paid-in capital was decreased by $89,257 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
23

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

Deferred capital losses	$(13,355,926)
Net unrealized depreciation	$ (5,865,513)
Distributions payable	$ (102,945)
At September 30, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $13,355,926 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2020, $8,975,688 are short-term and $4,380,238 are long-term.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$838,018,050
Gross unrealized appreciation	$ 2,729,863
Gross unrealized depreciation	(8,595,376)
Net unrealized depreciation	$ (5,865,513)
5  Financial Instruments
A summary of futures contracts outstanding at September 30, 2020 is included in the Schedule of Investments. During the year ended September 30, 2020, the Fund used futures contracts to hedge interest rate risk and to manage duration.
At September 30, 2020, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Accumulated loss	$—	$(11,585) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2020 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (3,973)	$ (11,585)
The average notional cost of futures contracts (short) outstanding during the year ended September 30, 2020 was approximately $5,032,000.
24

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2020, the total value of securities on loan, including accrued interest, was $8,855,470 and the total value of collateral received was $9,012,635, comprised of cash of $7,679,905 and U.S. government and/or agencies securities of $1,332,730.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$7,679,905	$ —	$ —	$ —	$7,679,905
The carrying amount of the liability for deposits for securities loaned at September 30, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020.
7  Line of Credit
Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.
25

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

8  Affiliated Funds
At September 30, 2020, the value of the Fund’s investment in affiliated funds was $17,839,076, which represents 2.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$279,743,336	$(261,914,687)	$10,427	$ —	$17,839,076	$11,744	17,837,292
9  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,714,225	$ 106,180,895	9,222,060	$ 91,922,654
Reinvestment of distributions	460,481	4,544,741	766,271	7,634,518
Shares redeemed	(12,335,555)	(121,080,248)	(16,604,341)	(165,439,758)
Net decrease	(1,160,849)	$ (10,354,612)	(6,616,010)	$ (65,882,586)
Class I
Shares sold	32,649,370	$ 322,908,702	48,980,150	$ 488,077,027
Reinvestment of distributions	865,184	8,541,722	1,343,895	13,393,406
Shares redeemed	(41,457,091)	(405,044,440)	(46,724,267)	(465,538,705)
Net increase (decrease)	(7,942,537)	$ (73,594,016)	3,599,778	$ 35,931,728
Class R6
Shares sold	7,606,337	$ 75,092,593	12,186,558	$ 121,478,715
Reinvestment of distributions	94,994	937,128	106,490	1,061,659
Shares redeemed	(9,232,586)	(90,027,708)	(8,975,575)	(89,538,099)
Net increase (decrease)	(1,531,255)	$ (13,997,987)	3,317,473	$ 33,002,275
10  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
26

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Notes to Financial Statements — continued

11  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
27

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Calvert Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert Ultra-Short Duration Income Fund (the Fund), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
28

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.
29

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund's Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund's investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund's liquidity risk, and is responsible for making certain reports to the Fund's Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund's portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund's Board of Trustees/Directors, the Committee provided a written report to the Fund's Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
30

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Management and Organization

Fund Management. The Trustees of The Calvert Fund (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1982	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
31

Calvert
Ultra-Short Duration Income Fund
September 30, 2020
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
32

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24183     9.30.20

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2019 and September 30, 2020 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/19	%*	9/30/20	%*
Audit Fees	$136,270	0%	$137,431	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$31,500	0%	$24,750	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$167,770	0%	$162,181	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/19		Fiscal Year ended 9/30/20
$	%*	$	%*
$31,500	0%	$24,750	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 20, 2020

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 20, 2020